As filed with the Securities and Exchange Commission on March 26, 2001

                         Securities Act File No. 333-
                   Investment Company Act File No. 811-4264
-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                        ------------------------------

                                   FORM N-14
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                        ------------------------------

[  ] Pre-Effective Amendment No.              [  ] Post-Effective Amendment No.

                       (Check appropriate box or boxes)

                        ------------------------------

                 MERRILL LYNCH CALIFORNIA MUNICIPAL BOND FUND
              OF MERRILL LYNCH CALIFORNIA MUNICIPAL SERIES TRUST
            (Exact Name Of Registrant As Specified In Its Charter)

                        ------------------------------

                                (609) 282-2800
                       (Area Code And Telephone Number)

                        ------------------------------

                            800 Scudders Mill Road
                         Plainsboro, New Jersey 08536
                   (Address Of Principal Executive Offices:
                    Number, Street, City, State, Zip Code)

                        ------------------------------

                                Terry K. Glenn
                Merrill Lynch California Municipal Series Trust
             800 Scudders Mill Road, Plainsboro, New Jersey 08536
       Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011
                    (Name And Address Of Agent For Service)

                        ------------------------------

                                  Copies to:

LAURIN BLUMENTHAL KLEIMAN, ESQ.           MICHAEL J. HENNEWINKEL, ESQ.
       BROWN & WOOD LLP                   FUND ASSET MANAGEMENT, L.P.
    One World Trade Center                   800 Scudders Mill Road
    New York, NY 10048-0557                   Plainsboro, NJ 08536

                        ------------------------------

     It is proposed that this filing will become effective April 25, 2001 pursuant to Rule 488.

                        ------------------------------

     Title of Securities Being Registered: Shares of Beneficial Interest, par value $.10 per share.

     No filing fee is required because of reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.

-------------------------------------------------------------------------------

               MERRILL LYNCH CALIFORNIA MUNICIPAL BOND FUND AND
            MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND OF
                MERRILL LYNCH CALIFORNIA MUNICIPAL SERIES TRUST

       MERRILL LYNCH CALIFORNIA LIMITED MATURITY MUNICIPAL BOND FUND OF
       MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST
                                 P.O. Box 9011
                       Princeton, New Jersey 08543-9011

                 NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS OF

            MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND OF
                MERRILL LYNCH CALIFORNIA MUNICIPAL SERIES TRUST
                                      AND
       MERRILL LYNCH CALIFORNIA LIMITED MATURITY MUNICIPAL BOND FUND OF
       MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST

                          TO BE HELD ON MAY 29, 2001

TO THE SHAREHOLDERS OF

        MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND AND
        MERRILL LYNCH CALIFORNIA LIMITED MATURITY MUNICIPAL BOND FUND:

         NOTICE IS HEREBY GIVEN that special meetings of shareholders (each a "Meeting," and together, the "Meetings") of Merrill Lynch California Insured Municipal Bond Fund ("Insured Fund"), a series Merrill Lynch California Municipal Series Trust (the "California Trust") and Merrill Lynch California Limited Maturity Municipal Bond Fund ("Limited Maturity Fund"), a series of Merrill Lynch Multi-State Limited Maturity Municipal Series Trust (the "Limited Maturity Trust," and together with the California Trust, the "Trusts") will be held at the offices of Fund Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey on May 29, 2001 at 9:00 a.m. Eastern time (for Insured Fund) and 9:30 a.m. Eastern time (for Limited Maturity Fund), for the following purposes:

               (1) To approve or disapprove an Agreement and Plan of Reorganization (the "Agreement and Plan") providing for (i) the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of Insured Fund and Limited Maturity Fund (together, the "Acquired Funds") by Merrill Lynch California Municipal Bond Fund, a series of the California Trust ("California Fund"), and the simultaneous distribution to the Acquired Funds of an equal aggregate value of newly-issued shares of California Fund, and (ii) the amendment of the investment policies of California Fund to provide that under normal circumstances, at least 80% of its assets will be invested in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest when due, as well as the change of the California Fund's name to "Merrill Lynch California Insured Municipal Bond Fund." A vote in favor of this proposal will constitute a vote in favor of the liquidation of Insured Fund and Limited Maturity Fund and the termination of such Funds as a series of their respective Trusts; and

               (2) To transact such other business as properly may come before the Meetings or any adjournment thereof.

         Each acquisition of assets and assumption of liabilities of an Acquired Fund by the California Fund is individually referred to herein as an "Acquisition," the "Insured Fund Acquisition," or the "Limited Maturity Fund Acquisition," and the Acquisitions are collectively referred to herein as the "Reorganization." Under the Agreement and Plan, the failure of either Insured Fund's or Limited Maturity Fund's shareholders to approve the Agreement and Plan will not affect the ability of the shareholders of the other Fund to proceed with the Reorganization. The consummation of one Acquisition is not contingent upon the consummation of the other Acquisition.

         Each of California Fund, Insured Fund and Limited Maturity Fund is a series of a Massachusetts business trust. Shareholders of each Acquired Fund are not entitled to appraisal rights in connection with an Acquisition.

         The respective Boards of Trustees of the Trusts have fixed the close of business on April 2, 2001 as the record date for the determination of shareholders entitled to notice of, and to vote at, the respective Meetings or any adjournment thereof.

         A complete list of the shareholders of Insured Fund and Limited Maturity Fund entitled to vote at the Meetings will be available and open to the examination of any shareholders of Insured Fund and Limited Maturity Fund for any purpose germane to the Meetings during ordinary business hours from and after May 15, 2001 at the offices of Insured Fund and Limited Maturity Fund, 800 Scudders Mill Road, Plainsboro, New Jersey.

         You are cordially invited to attend the Meetings of the Acquired Funds of which you owned shares as of April 2, 2001. Shareholders who do not expect to attend the Meetings in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Boards of Trustees of the Trusts.

         If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Shareholder Communications Corporation, at 1-888-695-6719.

           By Order of the Boards of Trustees,


           ALICE A. PELLEGRINO
           Secretary
           Merrill Lynch California Insured Municipal Bond Fund of
             Merrill Lynch California Municipal Series Trust and
           Merrill Lynch California Limited Maturity Municipal Bond Fund of
             Merrill Lynch Multi-State Limited Maturity Municipal Series Trust


Plainsboro, New Jersey
Dated:  April     , 2001



The information in this prospectus is not complete and may be changed. We may not use this prospectus to sell securities until the registration statement filed with the Securities and Exchange Commission is effective. This propsectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any State where the offer or sale is not permitted.


                             SUBJECT TO COMPLETION
     PRELIMINARY JOINT PROXY STATEMENT AND PROSPECTUS DATED MARCH 23, 2001

                     JOINT PROXY STATEMENT AND PROSPECTUS
               MERRILL LYNCH CALIFORNIA MUNICIPAL BOND FUND AND
            MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND OF
                MERRILL LYNCH CALIFORNIA MUNICIPAL SERIES TRUST
                                      AND
       MERRILL LYNCH CALIFORNIA LIMITED MATURITY MUNICIPAL BOND FUND OF
       MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST
                P.O. Box 9011, Princeton, New Jersey 08543-9011
                                (609) 282-2800

                             --------------------

                      SPECIAL MEETING OF SHAREHOLDERS OF
            MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND OF
                MERRILL LYNCH CALIFORNIA MUNICIPAL SERIES TRUST
                                      AND
       MERRILL LYNCH CALIFORNIA LIMITED MATURITY MUNICIPAL BOND FUND OF
       MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST

                             --------------------

                                 MAY 29, 2001

         This Joint Proxy Statement and Prospectus is furnished to you in connection with the solicitation of proxies on behalf of the Board of Trustees of Merrill Lynch California Insured Municipal Bond Fund ("Insured Fund") of Merrill Lynch California Municipal Series Trust ("California Trust"), a Massachusetts business trust, and Merrill Lynch California Limited Maturity Municipal Bond Fund ("Limited Maturity Fund") of Merrill Lynch Multi-State Limited Maturity Municipal Series Trust ("Limited Maturity Trust"), a Massachusetts business trust, for use at the special meetings of shareholders (each a "Meeting," and together, the "Meetings") of Insured Fund and Limited Maturity Fund (together, the "Acquired Funds"). Insured Fund and Limited Maturity Fund each have called a Meeting of their respective shareholders to consider a proposal to approve an Agreement and Plan of Reorganization ("Agreement and Plan") among Insured Fund, Limited Maturity Fund and Merrill Lynch California Municipal Bond Fund ("California Fund"), a series of California Trust. The Boards of Trustees of Insured Fund and Limited Maturity Fund request that their respective shareholders submit a proxy to be used at the applicable Meeting to vote the shares held by the shareholder submitting the proxy.

         Insured Fund, Limited Maturity Fund and California Fund are sometimes individually referred to herein as a "Fund" and collectively referred to herein as the "Funds." California Trust and Limited Maturity Trust are sometimes collectively referred to herein as the "Trusts."

         The Agreement and Plan that you are being asked to consider involves a transaction whereby California Fund will acquire substantially all of the assets and will assume substantially all of the liabilities of Insured Fund and Limited Maturity Fund and will simultaneously distribute to the Acquired Funds newly-issued shares of California Fund, with a par value of $.10 per share, having an aggregate net asset value equal to the net asset value of each Acquired Fund acquired by the California Fund, reduced by the amount of the liabilities of each Acquired Fund assumed by the California Fund. Such shares will then be distributed on a proportionate basis to the shareholders of such Acquired Fund in liquidation of such Fund. After the completion of these transactions, Insured Fund and Limited Maturity Fund will be terminated as a separate series of their respective Trusts. As part of the Reorganization, California Fund will amend its investment policies to provide that California Fund, under normal circumstances, will invest at least 80% of its assets in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest when due, and will change its name to "Merrill Lynch California Insured Municipal Bond Fund." Otherwise, California Fund will continue to operate as a registered open-end investment company with the investment objectives and policies described in this Proxy Statement and Prospectus.

         The Boards of Trustees of Insured Fund and Limited Maturity Fund have fixed the close of business on April 2, 2001 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meetings and at any adjournment thereof. Shareholders of Insured Fund on the Record Date will be entitled to one vote for each share held, with no share having cumulative voting rights. Shareholders of Limited Maturity Fund on the Record Date will be entitled to one vote for each share held, with no share having cumulative voting rights. As of the Record Date, each Acquired Fund had outstanding the number of shares indicated below, par value $.10 per share:

                                 Class A     Class B     Class C    Class D
                                 -------     -------     -------    -------

         Insured Fund
         Limited Maturity Fund

         The current prospectus relating to California Fund, dated December 27, 2000 (the "California Fund Prospectus"), accompanies this Proxy Statement and Prospectus and is incorporated herein by reference. The Annual Report to Shareholders of California Fund as of August 31, 2000 also accompanies this Proxy Statement and Prospectus.

                        ------------------------------

         The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement and Prospectus. Any representation to the contrary is a criminal offense.

                        -------------------------------

        The date of this Proxy Statement and Prospectus is April , 2001


         This Proxy Statement and Prospectus serves as a prospectus of California Fund under Securities Act in connection with the issuance of shares of California Fund pursuant to the terms of the Reorganization.

         Each Acquired Fund is classified as a non-diversified, open-end management investment company, while California Fund is classified as a diversified, open-end management investment company. The investment objectives of each Acquired Fund and California Fund are similar. The investment objective of each Fund is to provide shareholders with income exempt from Federal and California income taxes.

         This Proxy Statement and Prospectus sets forth concisely the information about California Fund that a shareholder of Insured Fund or Limited Maturity Fund should know before considering the transaction proposed herein and should be retained for future reference. The Acquired Funds have authorized the solicitation of proxies in connection with the above described Reorganization solely on the basis of this Proxy Statement and Prospectus and the accompanying documents.

         A statement of additional information relating to the above described Reorganization, dated April __, 2001, (the "Statement of Additional Information") is on file with the Commission. It is available from California Fund without charge, upon oral request by calling 1-800-456-4587, ext. 123 or by writing California Fund at its principal executive offices. The Statement of Additional Information, dated December 27, 2000, is incorporated by reference into this Proxy Statement and Prospectus. The Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, other material incorporated herein by reference and other information regarding the Funds.

         The address of the principal executive offices of each of Insured Fund, Limited Maturity Fund and California Fund is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and the telephone number is (609) 282-2800.

                  -----------------------------------------


                               TABLE OF CONTENTS
                                                                           Page
                                                                           ----

INTRODUCTION..................................................................1
SUMMARY.......................................................................2
     The Reorganization.......................................................2
RISK FACTORS AND SPECIAL CONSIDERATIONS......................................12
COMPARISON OF THE FUNDS......................................................15
     Financial Highlights....................................................15
     Investment Objective and Policies.......................................21
     Portfolio Insurance.....................................................23
     Description of California Municipal Bonds and Municipal Bonds...........24
     Special Considerations Relating to California Municipal Bonds...........26
     Other Investment Policies...............................................26
     Investment Restrictions.................................................26
     Management..............................................................27
     Purchase of Shares......................................................29
     Redemption of Shares....................................................29
     Performance.............................................................30
     Code of Ethics..........................................................31
     Shareholder Rights......................................................31
     Dividends...............................................................32
     Automatic Dividend Reinvestment Plan....................................32
     Tax Information.........................................................32
     Portfolio Transactions..................................................33
     Portfolio Turnover......................................................33
     Additional Information..................................................33
THE REORGANIZATION...........................................................34
     General.................................................................34
     Procedure...............................................................35
     Terms of the Agreement and Plan.........................................35
     Potential Benefits to Shareholders as a Result of the
       Reorganization........................................................36
     Tax Consequences of the Reorganization..................................37
     Appraisal Rights........................................................38
     Capitalization..........................................................38
INFORMATION CONCERNING THE SPECIAL MEETING...................................40
     Date, Time and Place of Meeting.........................................40
     Solicitation, Revocation and Use of Proxies.............................40
     Record Date and Outstanding Shares......................................40
     Security Ownership of Certain Beneficial Owners and Management
     of the Funds............................................................40
     Voting Rights and Required Vote.........................................41
ADDITIONAL INFORMATION.......................................................41
LEGAL PROCEEDINGS............................................................42
LEGAL OPINIONS...............................................................42
EXPERTS......................................................................42
SHAREHOLDERS' MEETINGS.......................................................43
SHAREHOLDER PROPOSALS........................................................43

EXHIBITS

EXHIBIT I - AGREEMENT AND PLAN OF REORGANIZATION............................I-1
EXHIBIT II - ECONOMIC AND FINANCIAL CONDITIONS IN CALIFORNIA...............II-1
EXHIBIT III - RATINGS OF MUNICIPAL OBLIGATIONS AND COMMERCIAL PAPER.......III-1
EXHIBIT IV - PORTFOLIO INSURANCE...........................................IV-1
STATEMENT OF ADDITIONAL INFORMATION...........................................1
FINANCIAL STATEMENTS........................................................F-1
PART C - OTHER INFORMATION....................................................1


                                 INTRODUCTION

         This Proxy Statement and Prospectus is furnished in connection with the solicitation of proxies on behalf of the Boards of Trustees of California Trust and Limited Maturity Trust for use at the respective Meetings of shareholders of Insured Fund and Limited Maturity Fund to be held at the offices of Fund Asset Management, L.P. ("FAM"), 800 Scudders Mill Road, Plainsboro, New Jersey on Tuesday, May 29, 2001 at 9:00 a.m., Eastern time (for Insured Fund) and at 9:30 a.m., Eastern time (for Limited Maturity Fund). The mailing address for each of the Funds is P.O. Box 9011, Princeton, New Jersey 08543-9011. The approximate mailing date of this Proxy Statement and Prospectus is April __, 2001.

         Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of the applicable Fund at the address indicated above or by voting in person at the applicable Meeting. All properly executed proxies received prior to a Meeting will be voted at such Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed proxies will be voted "FOR" the proposal to approve the Agreement and Plan among California Fund, Insured Fund and Limited Maturity Fund.

         Each Fund is organized as a series of a Massachusetts business trust. The fund resulting from the Reorganization is sometimes referred to herein as the "Combined Fund."

         The term "Acquisition" refers to (i) the acquisition of substantially all of the assets and assumption of substantially all of the liabilities of an Acquired Fund by California Fund, (ii) the simultaneous distribution on a proportionate basis of Corresponding Shares (as defined below) to the Shareholders of the respective Acquired Fund, and (iii) the subsequent termination of the Acquired Fund as a separate series of its respective Trust. The Acquisitions are together referred to herein as the "Reorganization."

         Shareholders of Insured Fund and Limited Maturity Fund will be entitled to receive the same class of shares of California Fund (i.e., Class A, Class B, Class C or Class D) (the "Corresponding Shares") as such shareholder owned in the applicable Acquired Fund as of the Valuation Time (as defined in the Agreement and Plan). The same distribution fees, account maintenance fees and sales charges (including contingent deferred sales charges ("CDSCs")), if any, shall apply to Corresponding Shares as applied to shares of the respective Acquired Fund immediately prior to the Reorganization, except that (i) the distribution and account maintenance fees will be higher than those of the Class B and Class C shares of Limited Maturity Fund. The aggregate net asset value of the Corresponding Shares of California Fund to be issued to the shareholders of each Acquired Fund will equal the aggregate net asset value of the outstanding shares of the applicable Acquired Fund owned by such shareholder as of the Valuation Time.

         Consummation of the Insured Fund Acquisition requires, among other things, the shareholder vote described under "The Reorganization-Terms of the Agreement and Plan-Required Approvals." Under the Agreement and Plan, the failure of either Insured Fund's or Limited Maturity Fund's shareholders to approve the Agreement and Plan will not affect the ability of the shareholders of the other Fund to proceed with the Reorganization. The consummation of one Acquisition is not contingent upon the consummation of the other Acquisition. See "Information Concerning the Special Meeting."

         The respective Boards of Trustees of each Trust know of no business other than that described above which will be presented for consideration at the Meetings. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.


                                    SUMMARY

         The following is a summary of certain information contained elsewhere in this Proxy Statement and Prospectus (including documents incorporated herein by reference) and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement and Prospectus and in the Agreement and Plan, attached hereto as Exhibit I.

The Reorganization

         At separate meetings held on March 13, 2001, the Boards of Trustees of California Trust and Limited Maturity Trust approved a proposal that California Fund acquire substantially all of the assets and assume substantially all of the liabilities of the Acquired Funds and simultaneously distribute to the Acquired Funds an equal aggregate value of newly-issued shares of California Fund. Under the proposal, these newly-issued shares of California Fund would then be distributed by each Acquired Fund to its respective shareholders. The proposal also provides that subsequent to the Acquisitions, California Fund's investment policies would be amended to provide that under normal circumstances, at least 80% of its assets will be invested in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest when due, and the California Fund's name will change to "Merrill Lynch California Insured Municipal Bond Fund."

         Each Fund seeks to provide shareholders with current income exempt from Federal income tax and California income taxes. California Fund and Insured Fund each seek to achieve their investment objective by investing primarily in a portfolio of long-term investment grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and California income taxes ("California Municipal Bonds"). Limited Maturity Fund seeks to achieve its investment objective by investing primarily in a portfolio of intermediate term investment grade California Municipal Bonds. Under normal circumstances, each Fund invests at least 65% of its total assets in California Municipal Bonds and at least 80% of its total assets in California Municipal Bonds and other bonds that pay interest exempt from Federal income tax but not California income tax ("Municipal Bonds"). At least 80% of Insured Fund's total assets, under normal circumstances, is invested in municipal bonds that are covered by insurance guaranteeing the timely payment of principal at maturity and interest when due and at least 65% of its total assets are invested in insured California Municipal Bonds. Unlike Insured Fund, neither California Fund nor Limited Maturity Fund are currently required to invest in municipal obligations that are covered by insurance; however, after the Reorganization, California Fund will be subject to the same requirement as Insured Fund. In connection with approving the Reorganization, the Board of Trustees of the California Trust approved a change in the investment policies of the California Fund to provide that the Fund will invest at least 80% of its assets in municipal obligations either (i) insured under an insurance policy purchased by the Fund or (ii) insured under an insurance policy obtained by the issuer thereof or any other party. Each Fund intends to invest primarily in municipal obligations that are rated investment grade or, if unrated, are considered by FAM to be of comparable quality. Under normal circumstances, the weighted average maturity of California Fund and Insured Fund is more than 10 years and the weighted average maturity of Limited Maturity Fund is no more than 5 years.

         Investing in insured Municipal Bonds and California Municipal Bonds may result in a Fund's having a lower yield than a fund that does not invest in insured bonds. FAM believes, however, that any such decrease in yield would not be material and would be offset by the lower overall operating expense ratio of the Combined Fund after the Reorganization. In addition, because the portfolio of California Fund currently consists of a high percentage of insured Municipal Bonds and California Municipal Bonds (as of January 31, 2001 approximately 69.6%), it is not anticipated that it will be necessary to engage in a significant restructuring of the portfolio of California Fund or to dispose of a substantial number of holdings as a result of the Reorganization in order to fulfill the new investment criteria.

         California Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended ("Investment Company Act"). Insured Fund and Limited Maturity Fund are each a non-diversified, open-end management investment company.

         If the shareholders of an Acquired Fund approve the Reorganization, California Fund will acquire substantially all of the assets and will assume substantially all of the liabilities of Insured Fund and Limited Maturity Fund and will simultaneously distribute to the Acquired Fund shares of California Fund, which will then be distributed on a proportionate basis to shareholders of such Acquired Fund in liquidation of such Fund. Following consummation of an Acquisition, the Board of Trustees of the applicable Trust shall take such action necessary to terminate the Acquired Fund as a series of that Trust in accordance with the Declaration of Trust and the laws of the Commonwealth of Massachusetts.

         Based upon their evaluation of all relevant information, the Trustees of each Trust have determined that the Reorganization potentially will benefit the shareholders of each Fund. Specifically, the Trustees considered that after the Reorganization, each Fund's shareholders will remain invested in an open-end fund with a substantially larger combined asset base. As part of a larger Combined Fund, each Fund's shareholders are likely to benefit from reduced overall operating expenses per share on a pro forma basis as a result of certain economies of scale expected after the Reorganization. See "Summary--Fee Tables" and "The Reorganization--Potential Benefits to Shareholders as a Result of the Reorganization."

         The Boards of Trustees of each Trust, including all of the Trustees who are not "interested persons," as defined in the Investment Company Act, has also determined that the Reorganization is in the best interests of the respective Funds and that the interests of existing shareholders of each Fund will not be diluted as a result of effecting the Reorganization. As a result of the Reorganization, however, a shareholder of an Acquired Fund or a shareholder of California Fund would hold a reduced percentage of ownership in the Combined Fund than he or she held in the respective Acquired Fund or California Fund prior to the Reorganization.

         Consummation of each Acquisition requires the affirmative vote of Fund shareholders, as described herein under "The Reorganization--Terms of the Agreement and Plan--Required Approvals."

         If all of the requisite approvals are obtained with respect to both Acquisitions, it is anticipated that each Acquisition will occur as soon as practicable after such approval, provided that the Funds have obtained prior to that time either (a) a favorable private letter ruling from the Internal Revenue Service ("IRS") or (b) an opinion of counsel concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan. Under the Agreement and Plan, an Acquisition may be abandoned at any time (whether before or after approval thereof by the shareholders of the applicable Acquired Fund) prior to the Closing Date (as defined below), or the Closing Date may be postponed, (i) by mutual consent of the Boards of Trustees of the respective Trusts; (ii) by the Board of Trustees of California Trust if any condition to Insured Fund's obligations has not been fulfilled or waived by such Board; (iii) by the Board of Trustees of Limited Maturity Trust if any condition to the Limited Maturity Trust's or Limited Maturity Fund's obligations has not been fulfilled or waived by such Board, or (iv) by the Board of Trustees of California Trust if any condition to the California Trust's, Insured Fund's or California Fund's obligations has not been fulfilled or waived by such Board. In addition, under the Agreement and Plan, the failure of either Insured Fund's or Limited Maturity Fund's shareholders to approve the Agreement and Plan will not affect the ability of the shareholders of the other Fund to proceed with the Reorganization. The consummation of one Acquisition is not contingent upon the consummation of the other Acquisition.

Fee Tables

         The tables below provide information about the fees and expenses attributable to shares of each class of each Fund and, assuming the Reorganization had taken place on August 31, 2000, the estimated pro forma annualized fees and expenses attributable to shares of each class of the Combined Fund. Future fees and expenses may be greater or less than indicated below.

     Fee Table for Class A and Class B Shareholders of the Acquired Funds,
               California Fund and the Pro Forma Combined Fund*
                       as of August 31, 2000 (Unaudited)

                                                           Class A Shares                           Class B Shares (b)
                                             -------------------------------------------------------------------------------------
                                                          Actual                                       Actual
                                             --------------------------------             ----------------------------------------
                                                                                  Pro                                        Pro
                                                                       Limited   Forma                           Limited    Forma
                                               California  Insured    Maturity  Combined   California  Insured   Maturity  Combined
                                                 Fund       Fund        Fund      Fund        Fund       Fund     Fund(j)    Fund
 Shareholder Fees (fees paid directly from
 shareholder's investment) (a):
    Maximum Sales Charge (Load) imposed on
      purchases (as a percentage of offering
      price).................................   4.00%(c)   4.00%(c)   1.00%(c)   4.00%(c)    None       None      None      None
    Maximum Deferred Sales Charge (Load) (as)
      a percentage of original purchase price
      or redemption proceeds, whichever is
      lower).................................   None(d)    None(d)    None(d)    None(d)    4.00%(c)   4.00%(c)  1.00%(c)  4.00%(c)
    Maximum Sales Charge (Load) Imposed on
      Dividend Reinvestments.................    None       None       None       None       None       None      None      None
    Exchange Fee.............................    None       None       None       None       None       None      None      None
    Redemption Fee...........................    None       None       None       None       None       None      None      None
 Annual Fund Operating Expenses (expenses that
      are deducted from Fund assets):
    Management Fees..........................   0.55%(e)   0.55%(e)   0.35%(f)   0.55(e)%   0.55%(e)   0.55%(e)  0.35%(f) 0.55%(e)
    Distribution and/or Service (12b-1)
      Fees(g)................................    None       None       None       None      0.50%      0.50%     0.35%    0.50%
    Other Expenses (including transfer agent
      fees)(h)...............................   0.12%      0.38%      1.85%      0.11%      0.13%      0.38%     1.85%    0.11%
                                                ----       ----       ----       ----       ----       ----      ----     ----
    Total Annual Fund Operating Expenses.....   0.67%      0.93%      2.20%      0.66%      1.18%      1.43%     2.55%    1.16%
                                                ====       ====       ====       ====       ====       ====      ====     ====

--------------------------
* See footnotes on page 5.


     Fee Table for Class C and Class D Shareholders of the Acquired Funds,
                California Fund and the Pro Forma Combined Fund
                       as of August 31, 2000 (Unaudited)

                                                            Class C Shares                             Class D Shares
                                              -------------------------------------------------------------------------------------
                                                            Actual                                     Actual
                                              ---------------------------------           -------------------------------
                                                                               Pro                                        Pro
                                                                   Limited    Forma                          Limited     Forma
                                              California  Insured  Maturity  Combined  California  Insured   Maturity  Combined
                                                 Fund      Fund     Fund(i)    Fund      Fund        Fund      Fund      Fund
 Shareholder Fees (fees paid directly from
 shareholder's investment) (a):
    Maximum Sales Charge (Load) imposed on
      purchases (as a percentage of offering
      price)..................................   None      None      None      None      4.00%(c)   4.00%(c)  1.00%(c)  4.00%(c)
    Maximum Deferred Sales Charge (Load) (as)
      a percentage of original purchase price
      or redemption proceeds, whichever is
      lower)..................................  1.00%(c)  1.00%(c)  1.00%(c)  1.00%(c)   None(d)    None(d)   None(d)   None(d)
    Maximum Sales Charge (Load) Imposed on
      Dividend Reinvestments..................   None      None      None      None       None       None      None      None
    Exchange Fee..............................   None      None      None      None       None       None      None      None
    Redemption Fee............................   None      None      None      None       None       None      None      None
 Annual Fund Operating Expenses (expenses that
       are deducted from Fund assets):
    Management Fees...........................  0.55%(e)  0.55%(e)  0.35%(f)  0.55%(e)   0.55%(e)   0.55%(e)  0.35%(f)  0.55%(e)
    Distribution and/or Service (12b-1)
      Fees(g).................................  0.60%     0.60%     0.35%     0.60%      0.10%      0.10%     0.10%     0.10%
    Other Expenses (including transfer agent    0.13%     0.38%     1.85%     0.11%      0.12%      0.38%     1.85%     0.11%
      fees)(h)................................
    Total Annual Fund Operating Expenses......  1.28%     1.53%     2.55%     1.26%      0.77%      1.03%     2.30%     0.76%

----------------------
(a) In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated may charge clients a processing fee (currently $5.35) when a client buys or sells shares.
(b) Class B shares automatically convert to Class D shares about ten years after initial purchase. After such conversion, such shares will no longer be subject to distribution fees and will pay lower account maintenance fees.
(c)  Some investors may qualify for reductions in the sales charge (load).
(d) An investor may pay a deferred sales charge if such investor purchases $1 million or more and redeems within one year.
(e) The California Fund and the Insured Fund each pay the Manager a fee at the annual rate of 0.55% of its average daily net assets not exceeding $500 million, 0.525% of the average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of the average daily net assets in excess of $1 billion. For the California Fund, the Manager voluntarily waived $7,088 of the management fee due as of the fiscal year ended August 31, 2000. The Total Annual Fund Operating Expenses in the table above have been restated for the California Fund to assume the absence of any such waiver because the Manager discontinued such waiver of fees.

(f) Limited Maturity Fund pays the Manager a fee at the annual rate of 0.35% of the average daily net assets of the Fund. For the fiscal year ended July 31, 2000, the Manager waived $14,054 of the management fees due from the Limited Maturity Fund. The Total Annual Fund Operating Expenses in the table above have been restated for the Limited Maturity Fund to assume the absence of any such waiver because the Manager may discontinue or reduce such waiver of fees at any time without notice. If the waiver were included, the Total Annual Fund Operating Expenses would be 2.00%, 2.35%, 2.35% and 2.10% for Classes A, B, C and D respectively.
(g) The Funds call the "Service Fee" an "Account Maintenance Fee." Account Maintenance Fee is the term used in the Prospectuses of the Funds and all other Fund materials. If an investor holds Class B or Class C shares over time, it may cost that shareholder more in distribution (12b-1) fees than the maximum sales charge that such shareholder would have paid if he or she had bought one of the other classes.
(h)  Each of the Funds pay the Transfer Agent $11.00 for each Class A and
     Class D shareholder account and $14.00 for each Class B and Class C shareholder account and reimburses the Transfer Agent's out-of-pocket expenses. Each of the Funds pay a 0.10% fee for certain accounts that participate in the Merrill Lynch Mutual Fund Advisor Program. Each of the Funds also pays a $0.20 monthly closed account charge, which is assessed upon all accounts that close during the year. This fee begins the month following the month the account is closed and ends at the end of the calendar year. For the fiscal year ended August 31, 2000, California Fund paid the Transfer Agent fees totaling $153,596 and Insured Fund paid the Transfer Agent fees totaling $21,014; for the fiscal year ended July 31, 2000, Limited Maturity Fund paid the Transfer Agent fees totaling $2,066. Prior to January 1, 2001, the Manager provided accounting services at its cost for each of the Funds. For the fiscal year ended August 31, 2000, California Fund reimbursed the Manager $134,600 and Insured Fund reimbursed the Manager $62,270 for these services. For the fiscal year ended July 31, 2000, Limited Maturity Fund reimbursed the Manager $26,170 for these services. As of January 1, 2001, each of the Trusts has entered into an agreement with State Street Bank and Trust Company ("State Street") pursuant to which State Street provides certain accounting services to each of the Funds. Each Fund will pay the cost of these services. In addition, each Fund will reimburse the Manager for the cost of certain additional accounting services.
(i) Class C shares of Limited Maturity Fund are available only through the exchange privilege.
(j) Class B shareholders of Limited Maturity Fund will continue to be subject to the 1.00%, one year Contingent Deferred Sales Charge on shares of California Fund acquired in the Reorganization.

The foregoing Fee Tables and the Examples set forth below are intended to assist investors in understanding the costs and expenses that a shareholder of an Acquired Fund or the California Fund bears directly or indirectly as compared to the costs and expenses that would be borne by such investors taking into account the Reorganization.

EXAMPLES:

These examples assume that a shareholder invests $10,000 in the relevant Fund for the time periods indicated, that the investment has a 5% return each year, that the shareholder pays the sales charges, if any, that apply to the particular class and that each Fund's operating expenses remain the same. This assumption is not meant to indicate that a shareholder will receive a 5% annual rate of return. A shareholder's annual return may be more or less than the 5% used in these examples. Although a shareholder's actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:
                ---

                                             1 Year            3 Years              5 Years             10 Years
----------------------------------------------------------------------------------------------------------------------
Class A
----------------------------------------------------------------------------------------------------------------------
California Fund                               $466               $606              $  758                $1,201
Insured Fund                                   491                685                 894                 1,497
Limited Maturity Fund #                        321                781               1,268                 2,609
Combined Fund*                                 465                603                 753                 1,190
----------------------------------------------------------------------------------------------------------------------
Class B
----------------------------------------------------------------------------------------------------------------------
California Fund                               $520               $575              $  649                $1,432
Insured Fund                                   546                652                 782                 1,713
Limited Maturity Fund**                        358                794               1,355                 2,885
Combined Fund*                                 518                568                 638                 1,409
----------------------------------------------------------------------------------------------------------------------
Class C
----------------------------------------------------------------------------------------------------------------------
California Fund                               $230               $406              $  702                $1,545
Insured Fund                                   256                483                 834                 1,824
Limited Maturity Fund                          358                794               1,355                 2,885
Combined Fund*                                 228                400                 692                 1,523
----------------------------------------------------------------------------------------------------------------------
Class D
----------------------------------------------------------------------------------------------------------------------
California Fund                               $475               $636              $  811                $1,316
Insured Fund                                   501                715                 946                 1,609
Limited Maturity Fund #                        331                811               1,318                 2,709
Combined Fund*                                 475                633                 805                 1,305


EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:
                -------
                                             1 Year            3 Years              5 Years             10 Years
----------------------------------------------------------------------------------------------------------------------
Class A
----------------------------------------------------------------------------------------------------------------------
California Fund                                $466              $606              $  758                 $1,201
Insured Fund                                    491               685                 894                  1,497
Limited Maturity Fund #                         321               781               1,268                  2,609
Combined Fund*                                  465               603                 753                  1,190
----------------------------------------------------------------------------------------------------------------------
Class B
----------------------------------------------------------------------------------------------------------------------
California Fund                                $120              $375              $  649                 $1,432
Insured Fund                                    146               452                 782                  1,713
Limited Maturity Fund                           258               794               1,355                  2,885
Combined Fund*                                  118               368                 638                  1,409
----------------------------------------------------------------------------------------------------------------------
Class C
----------------------------------------------------------------------------------------------------------------------
California Fund                                $130              $406              $  702                 $1,545
Insured Fund                                    156               483                 834                  1,824
Limited Maturity Fund                           258               794               1,355                  2,885
Combined Fund*                                  128               400                 692                  1,523
----------------------------------------------------------------------------------------------------------------------
Class D
----------------------------------------------------------------------------------------------------------------------
California Fund                                $475              $636              $  811                 $1,316
Insured Fund                                    501               715                 946                  1,609
Limited Maturity Fund #                         331               811               1,318                  2,709
Combined Fund*                                  475               633                 805                  1,305

--------------------------
See footnotes on following page.

* Assuming the Reorganization had taken place on August 31, 2000.

** Class B shareholders of Limited Maturity Fund would continue to pay a 1.00% CDSC on shares of California Fund acquired in the Reorganization if the Reorganization is consummated.
# Example reflects the fact that Class A and Class D shareholders of Limited Maturity Fund pay a lower initial sales charge (1.00%) than that of the Combined Fund (4.00%). However, no initial sales charge applies to shares acquired in the Reorganization. No sales charge will apply to Class A and Class D shares of California Fund acquired in the Reorganization.

         The Examples set forth on the preceding page assume reinvestment of all dividends and utilize a 5% annual rate of return as mandated by Commission regulations. The Examples should not be considered a representation of past or future expenses or annual rates of return, and actual expenses or annual rates of return may be more or less than those assumed for purposes of the Examples. See "Summary," "The Reorganization--Potential Benefits to Shareholders as a Result of the Reorganization" and "Comparison of the Funds--Management," "--Purchase of Shares" and "--Redemption of Shares."


California Fund              California Fund was formed under the laws of
                             the Commonwealth of Massachusetts on March 20,
                             1985 and commenced operations on September 30, 1985. California Fund is a diversified, open-end management investment company.

                             As of February 28, 2001, California Fund had net assets of approximately $432.3 million.

Insured Fund                 Insured Fund was formed under the laws of
                             the Commonwealth of Massachusetts on December 18,
                             1992 and commenced operations on February 26, 1993. Insured Fund is a non-diversified, open-end management investment company.

                             As of February 28, 2001, Insured Fund had net assets of approximately $67.0 million.

Limited Maturity Fund        Limited Maturity Fund was formed
                             under the laws of the Commonwealth of
                             Massachusetts on September 23, 1993 and commenced operations on November 26, 1993. Limited Maturity
                             Fund is a non-diversified, open-end management investment company.

                             As of February 28, 2001, Limited Maturity had net assets of approximately $5.8 million.

Comparison of the Funds      Investment Objectives. The investment objectives
                             of Insured Fund, Limited Maturity Fund and
                             California Fund are similar, though not
                             identical. The investment objective of each Fund is to provide shareholders with income exempt from Federal and California income tax. See
                             "Comparison of the Funds--Investment Objectives and Policies." Investment Policies. California
                             Fund and Insured Fund (together, the "California
                             Trust Funds") invest primarily in a portfolio of long term investment grade California Municipal
                             Bonds. Limited Maturity Fund invests primarily in a portfolio of intermediate term investment grade
                             California Municipal Bonds. Under normal circumstances, each Fund invests at least 65% of its total assets in California Municipal Bonds and at least 80% of its total assets in California Municipal Bonds and other bonds that pay interest exempt from Federal income tax but not exempt from California income tax. Each Fund intends to invest in municipal obligations that are rated investment grade or, if unrated, are considered by FAM to be comparable quality. Each
                             Fund may invest up to 20% of its total assets in high yield ("junk") bonds.

                             Under normal circumstances, California Fund and Insured Fund each will maintain a dollar-weighted average maturity of more than 10 years. Under normal circumstances, Limited Maturity Fund seeks to maintain a dollar-weighted average maturity of no more than five years. At least 80% of Insured Fund's total assets, under normal circumstances, is invested in municipal bonds that are covered by insurance guaranteeing the timely payment of principal at maturity and interest when due and at least 65% of Insured Fund's total assets are invested in insured California Municipal Bonds. The policies of California Fund, however, differ from the policies of Insured Fund in that California Fund is not subject to the requirement that 80% of its assets be invested in municipal obligations covered by insurance. After the Reorganization, however, the Combined Fund will be subject to this requirement. See "Comparison of the Funds--Investment Objectives and Policies."

                             Investment Policies. California Fund and Insured Fund invest primarily in a portfolio of long term investment grade California Municipal Bonds. Limited Maturity Fund invests primarily in a portfolio of intermediate term investment grade California Municipal Bonds. Under normal circumstances, each Fund invests at least 65% of its total assets in California Municipal Bonds and at least 80% of its total assets in California Municipal Bonds and other municipal obligations that pay interest exempt from Federal income tax but not California income tax. Each Fund intends to invest primarily in municipal obligations that are rated investment grade or, if unrated, are considered by FAM to be comparable quality. Each Fund may invest up to 20% of its total assets in high yield ("junk") bonds rated below investment grade.

                             Under normal circumstances, California Fund and Insured Fund each will maintain a dollar-weighted average maturity of more than 10 years. Under normal circumstances, Limited Maturity Fund seeks to maintain a dollar-weighted average maturity of no more than five years. At least 80% of Insured Fund's total assets, under normal circumstances, is invested in municipal bonds that are covered by insurance guaranteeing the timely payment of principal at maturity and interest when due and at least 65% of Insured Fund's total assets are invested in insured California Municipal Bonds. Currently neither California Fund nor Limited Maturity Fund is subject to the requirement that 80% of its assets be invested in municipal obligations covered by insurance. After the Reorganization, however, the Combined Fund will be subject to this requirement. See "Comparison of the Funds--Investment Objectives and Policies."

                             Portfolio Management. The manager for
                             each Fund is FAM. Walter C. O'Connor has served as portfolio manager of California Fund since 1997 and is expected to serve as portfolio manager of the Combined Fund. Mr. O'Connor has served as portfolio manager of Insured Fund since 1997 and Edward J. Andrews has served as portfolio manager of Limited Maturity Fund since 1991.

                             FAM was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. FAM and its affiliates, including Merrill Lynch Investment Managers, L.P., had approximately $568 billion in investment company and other portfolio assets under management as of January, 2001. This amount includes assets managed for Merrill Lynch affiliates. See "Comparison of the Funds--Management."

                             Management Fees. Pursuant to separate management agreements between California Trust and FAM, California Fund and Insured Fund each pay FAM a fee based upon the annual rate and breakpoints as set forth below:

                             Average Daily Net Assets           Fee Rate
                             ------------------------           --------
                             Not exceeding $500 million          0.550%
                             In excess of $500 million but
                             not exceeding $1 billion            0.525
                             In excess of $1 billion             0.500

                             As of August 31, 2000, the fee payable to FAM from California Fund and Insured Fund was equal to 0.55% of each Fund's average daily net assets. FAM voluntarily waived $7,088 of the management fee due for the fiscal year ended August 31, 2000 with respect to California Fund. This voluntary waiver is no longer in effect.

                             Pursuant to a management agreement between Limited Maturity Trust and FAM on behalf of Limited Maturity Fund, Limited Maturity Fund pays FAM a fee at the annual rate of 0.35% of its average daily net assets. For the fiscal year ended July 31, 2000, FAM voluntarily waived $14,054 of the management fee due from Limited Maturity Fund. The waiver can be terminated by the Manager at any time.

                             Assuming the Reorganization had taken place on August 31, 2000, the Combined Fund would have paid, on a pro forma basis, a monthly advisory fee at the annual rate of 0.55% of the average daily net assets of the Combined Fund.

                             After the Reorganization, the management fee paid by the Combined Fund would be at California Fund's rate and therefore will be higher than the management fee currently paid by the Limited Maturity Fund. See "Summary--Fee Tables" and "Comparison of the Funds--Management."

                             12b-1 Fees. Under separate class-specific plans adopted pursuant to Rule 12b-1 under the Investment Company Act, the Funds pay fees in connection with account maintenance for each of Classes B, C and D and in connection with distribution for each of Classes B and C ("12b-1 fees"). See "Comparison of the Funds--Management."

                             Set forth below is a comparison of the 12b-1 fees for the Funds:

                                     12b-1 Annual Fee Rates (as a percentage of average daily net assets)
                                     --------------------------------------------------------------------
                                               Account Maintenance Fee                   Distribution Fee
                                         ------------------------------------    --------------------------------
                                                                      Limited                            Limited
                             Shares      California       Insured    Maturity    California   Insured    Maturity
                             Class          Fund           Fund        Fund         Fund       Fund        Fund
                             ------      ----------       -------    --------     ---------   -------    --------
                             Class B        0.25%           0.25%      0.15%        0.25%      0.25%      0.20%
                             Class C        0.25%           0.25%      0.15%        0.35%      0.35%      0.20%
                             Class D        0.10%           0.10%      0.10%         N/A        N/A        N/A

                             Class Structure. Each Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. The Class A, Class B, Class C and Class D shares issued by California Fund are identical in all respects to the Class A, Class B, Class C and Class D shares issued by the respective Acquired Funds, except that (i) they represent ownership interests in a different investment portfolio,
                             (ii) the distribution fees and account maintenance fees for Class B and Class C shares are lower for Limited Maturity Fund and the contingent deferred sales charge ("CDSC") is lower for Class B Shares of Limited Maturity Fund. See "Comparison of the Funds--Purchase of Shares," "--Redemption of Shares" and "Additional Information--Shareholder Services."

                             Overall Annual Expense Ratio. The table below shows the operating expense ratio for each class of shares as of August 31, 2000 for California Fund, Insured Fund, Limited Maturity Fund and the Combined Fund on a pro forma basis (including class specific distribution and account maintenance fees with respect to all Funds, and without giving effect to the waiver of a portion of the management fee and/or the reimbursement of certain expenses with respect to California Fund and Limited Maturity Fund).

                                                                  Operating Expense Ratio
                                                      -------------------------------------------------------
                                                                                       Limited
                                                                           Insured     Maturity     Combined
                             Class of Shares          California Fund       Fund         Fund         Fund
                             ---------------          ---------------      -------     --------     ---------
                             A....................      0.67%                0.93%        2.20%        0.66%
                             B....................      1.18%                1.43%        2.55%        1.16%
                             C....................      1.28%                1.53%        2.55%        1.26%
                             D....................      0.77%                1.03%        2.30%        0.76%

                             Purchase of Shares. Shares of California Fund are offered continuously for sale to the public in substantially the same manner as shares of the Acquired Funds. See "Comparison of the Funds--Purchase of Shares."

                             Redemption of Shares. The redemption procedures for shares of California Fund are the same as the redemption procedures for shares of the Acquired Funds. The CDSC period applicable to shares issued to the Acquired Funds in the Reorganization will be the same as the period applicable to that class of shares prior to the Reorganization. For purposes of computing any CDSC that may be payable upon disposition of corresponding shares of California Fund distributed to Acquired Fund shareholders in an Acquisition, the holding period of Acquired Fund shares outstanding on the day the Acquisition takes place will be tacked on to the holding period of the Corresponding Shares of the California Fund distributed in such Acquisition. Class B Shares of California Fund acquired by Class B shareholders of Limited Maturity Fund in the Reorganization will not be subject to the higher CDSC of California Fund. See "Comparison of the Funds--Redemption of Shares."

                             Portfolio Insurance. Under normal circumstances, at least 80% of Insured Fund's assets will be invested in municipal obligations either (i) insured under an insurance policy purchased by the Fund, or (ii) insured under an insurance policy obtained by the issuer thereof or any other party. Neither California Fund nor Limited Maturity Fund currently has any policy with respect to maintaining insurance on its portfolio; however, after the Reorganization, the Combined Fund will adopt the same insurance requirements currently applicable to Insured Fund.

                             Ratings of Municipal Obligations. Each Fund will invest primarily in municipal obligations that at the time of purchase are considered investment grade. Each Fund may invest up to 20% of its assets in municipal obligations considered below investment grade. See Exhibit III--"Ratings of Municipal Obligations and Commercial Paper."

                             Dividends. The policies of each Fund with respect to dividends and distributions are identical. See "Comparison of the Funds--Dividends."

                             Net Asset Value. Each Fund determines the net asset value of each class of shares once daily as of the close of business on the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Each Fund computes net asset value per share in the same manner. See "Comparison of the Funds--Additional Information--Net Asset Value."

                             Voting Rights. The corresponding voting rights of the shareholders of each Fund are the same. See "Comparison of the Funds--Additional
                             Information--Capital Shares."


                             Other Significant Considerations. Shareholder services available to each Acquired Fund's shareholders, such as providing the annual and semi-annual reports, are the same as those available to California Fund shareholders. See "Comparison of the Funds--Additional Information--Shareholder Services." An automatic dividend reinvestment plan is available to shareholders of each Fund. The plans are identical. See "Comparison of the Funds--Automatic Dividend Reinvestment Plan" and "Comparison of the Funds--Additional Information--Shareholder Services."

Tax Considerations           The Funds jointly have requested a private letter
                             ruling from the IRS with respect to the
                             Reorganization to the effect that, among other things, neither the Acquired Funds nor California
                             Fund will recognize any gain or loss on the transaction, and that each Acquired Fund's shareholders will not recognize gain or loss on the return of his or her shares of an Acquired
                             Fund and simultaneous receipt of Corresponding
                             Shares of California Fund in an Acquisition. The consummation of each Acquisition is subject to the receipt of such ruling or receipt of an opinion of counsel to the same effect. The
                             Reorganization will not affect the status of California Fund as a regulated investment company. See "The Reorganization--Tax
                             Consequences of the Reorganization."


                    RISK FACTORS AND SPECIAL CONSIDERATIONS

         Many of the principal investment risks associated with an investment in California Fund are substantially similar to the investment risks associated with an investment in each Acquired Fund. These investment risks also will apply to an investment in the Combined Fund after the Reorganization. Such risks include bond market and selection risk, interest rate risk, credit risk and state specific risk. The risk factors to which an investment in California Fund is subject are set forth in the California Fund Prospectus that accompanies this Proxy Statement and Prospectus under the caption "Details About the Fund--Investment Risks." It is expected that the Reorganization itself will not adversely affect the rights of shareholders of any of the Funds or create additional risks.

         Except where noted, each Fund is subject to the following risks:

         Bond Market and Selection Risk - Bond market risk is the risk that the bond market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the securities that FAM selects will underperform the market or other funds with similar investment objectives and investment strategies.

         Credit Risk - Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Issuers of high-yield bonds generally are more subject to credit risk than issuers of investment grade securities.

         Interest Rate Risk - Interest rate risk is the risk that prices of municipal bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. Because California Fund and Insured Fund invest primarily in longer term securities, they are more subject to interest rate risk than Limited Maturity Fund.

         Call and Redemption Risk - A bond's issuer may call a bond for redemption before it matures. If this happens to a bond a Fund holds, that Fund may lose income and may have to invest the proceeds in bonds with lower yields.

         Borrowing and Leverage - Each Fund may borrow for temporary emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of a Fund's shares and in the yield on that Fund's portfolio. Borrowing will cost that Fund interest expense and other fees. The costs of borrowing may reduce a Fund's return. Certain securities that a Fund buys may create leverage including, for example, when issued securities, forward commitments and options.

         State Specific Risk - Each Fund invests primarily in California municipal bonds. As a result, each Fund is more exposed to risks affecting issuers of California municipal bonds than is a municipal bond fund that invests more widely. During the late 1990's, California's economy began to recover from a deep recession it suffered at the beginning of the decade. California's financial condition improved markedly during the fiscal years starting in 1995-96, with a combination of better than expected revenues, a slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. California's cash position also improved, and no external deficit borrowing occurred over the end of the last five fiscal years. The last borrowing to spread out the repayment of a budget deficit over the end of a fiscal year was $4.0 billion of revenue anticipation warrants issued in July 1994, which became due for payment in April 1996. As of March 2001, California's general obligations bonds are rated Aa2, AA, and AA by Moody's, S&P and Fitch, respectively. See Exhibit II - "Economic and Financial Conditions in California."

         Non-diversification Risk -Each Acquired Fund is a non-diversified fund as defined in the Investment Company Act. Because they must invest in a smaller number of issuers, each Acquired Fund is more exposed to adverse developments affecting a single issuer than a fund that invests more widely.

         Risks associated with certain types of obligations in which each Fund may invest include:

         General Obligation Bonds - The faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer's credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

         Revenue Bonds - Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities. Industrial development bonds are one type of revenue bond.

         Junk Bonds - Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. No Fund intends to purchase debt securities that are in default or that the Fund's management believes will be in default. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for a Fund. Junk bonds generally are less liquid and experience more price volatility than higher rated debt securities. The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds may be subject to greater call and redemption risk than higher rated debt securities.

         Industrial Development Bonds - Each Fund may invest in industrial development bonds. Municipalities and other public authorities issue industrial development bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, a Fund may not receive any income or get its money back from the investment.

         Moral Obligation Bonds - Each Fund may invest in moral obligation bonds. Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

         Municipal Notes - Each Fund may invest in municipal notes. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Funds may lose money.

         Municipal Lease Obligations - Each Fund may invest in municipal lease obligations. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, it may be difficult to sell the property and the proceeds of a sale may not cover a Fund's loss.

         Insured Municipal Bonds - Insurance guarantees that interest payments on a bond will be made on time and the principal will be repaid when the bond matures. Either the issuer of the bond or a Fund may purchase the insurance. Insurance is expected to protect a Fund against losses caused by a bond issuer's failure to make interest or principal payments. However, insurance does not protect a Fund or its shareholders against losses caused by declines in a bond's value. Also, a fund cannot be certain that any insurance company will make the payments it guarantees. A Fund may lose money on its investment if the insurance company does not make these payments. In addition, if a Fund purchases the insurance, it must pay the premiums, which will reduce that fund's yield. Each Fund intends to use only insurance companies that have an AAA credit rating from S&P or Fitch or an Aaa credit rating from Moody's. However, if insurance from insurers with these ratings is not available, a Fund may use insurance companies with lower ratings or stop purchasing insurance or insured bonds. If a bond's insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. Insurance protects a fund against losses due to credit risk. Insured bonds are subject to market risk and call and redemption risk.

         When Issued Securities, Delayed Delivery Securities and Forward Commitments - Each Fund may invest in when issued securities and delayed delivery securities and enter into forward commitments. When issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery to that Fund. There also is the risk that the security will not be issued or that the other party will not meet its obligation, in which case a Fund loses the investment opportunity for the assets it has set aside to pay for the security and any gain in the security's price.

         Variable Rate Demand Obligations - Each Fund may invest in variable rate demand obligations (VRDOs) are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, a Fund may lose money.

         Illiquid Securities - Each Fund may invest up to 15% of its assets in illiquid securities that it cannot easily resell within seven days at current value or that have contractual or legal restrictions on resale. If a Fund buys illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value.

         Derivatives - Each Fund may use derivative instruments including indexed and inverse securities, options on portfolio positions, options on securities or other financial indices, financial futures and options on such futures. Derivatives allow a Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives are volatile and involve significant risks, including:

               Credit Risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Funds.

               Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

               Liquidity Risk - the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

         Each Fund may use derivatives for hedging purposes including anticipatory hedges. Hedging is a strategy in which a Fund uses a derivative to offset the risks associated with other holdings of that Fund. While hedging can reduce losses, it can also reduce gains or cause losses if the market moves in a different manner than anticipated by a Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced. No assurance can be given that a Fund's hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. None of the Funds are required to use hedging and each may choose not to do so.

         Limited Maturity Fund, unlike the other Funds, may use short term municipal derivatives for hedging purposes, which presents certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short term municipal securities. For example, the IRS has never ruled whether pass-through income paid to the Limited Maturity Fund is tax exempt. While Limited Maturity Fund has received an opinion of counsel that pass-through income is tax exempt for Federal income tax purposes, that does not preclude an IRS ruling that pass-through income is taxable.

         Indexed and Inverse Floating Rate Securities - Each Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. Each Fund may also invest in securities whose return is inversely related to changes in an interest rate (inverse floaters). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may subject a Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund's investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate, tax exempt securities. Indexed securities and inverse floaters are derivative securities and can be considered speculative.


                            COMPARISON OF THE FUNDS

Financial Highlights

         California Fund. The Financial Highlights table is intended to help you understand the California Fund's financial performance for each of the past five fiscal years. Certain information reflects financial results for a single California Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in California Fund shares (assuming reinvestment of all dividends). The information for each of the five fiscal years ended August 31, 2000 has been audited by Deloitte & Touche LLP ("D&T"), whose report, along with California Fund's financial statements, is included in California Fund's Annual Report which accompanies this Proxy Statement and Prospectus.

         The following per share data and ratios have been derived from information provided in the financial statements:

                                                  Class A                                              Class B
                                  --------------------------------------------   -------------------------------------------------
                                          For the Year Ended August 31,                      For the Year Ended August 31,
                                  --------------------------------------------   -------------------------------------------------
                                  2000      1999      1998     1997      1996     2000      1999       1998      1997      1996
                                  ----      ----      ----     ----      ----     ----      ----       ----      ----      ----
 Increase (Decrease) in
    Net Asset Value:
 ---------------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Performance:
 ---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning
   of year                       $11.10    $12.15    $11.81   $11.49    $11.40   $11.10    $12.16     $11.82    $11.49    $11.40
 Investment income-net              .58       .60       .63      .64       .64      .53       .54        .57       .58       .58
 ---------------------------------------------------------------------------------------------------------------------------------
 Realized and unrealized gain
   (loss) on investments-net        .16      (.79)      .34      .32       .09      .16      (.80)       .34       .33       .09
 ---------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations   .74      (.19)      .97      .96       .73      .69      (.26)       .91       .91       .67
 ---------------------------------------------------------------------------------------------------------------------------------
 Less dividends and
   distributions:                  (.58)     (.60)     (.63)    (.64)     (.64)    (.53)     (.54)      (.57)     (.58)     (.58)
   Investment income-net
   Realized gain on
   investments-net                  -       (.18)       -        -         -        -       (.18)        -         -         -
   In excess of realized
   gain on investments-net          -       (.08)       -        -         -        -       (.08)        -         -         -
 ---------------------------------------------------------------------------------------------------------------------------------
  Total dividends and
  distributions                    (.58)     (.86)     (.63)    (.64)     (.64)    (.53)     (.80)      (.57)     (.58)     (.58)
 ---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of year    $11.26    $11.10    $12.15   $11.81    $11.49   $11.26    $11.10     $12.16     $11.82    $11.49
 ---------------------------------------------------------------------------------------------------------------------------------
 Total Investment Return:*
 ---------------------------------------------------------------------------------------------------------------------------------
 Based on net asset value per
  share                            7.02%    (1.80%)    8.39%    8.55%     6.53%    6.48%    (2.38%)     7.84%     8.09%     5.99%
 ---------------------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets:
 ---------------------------------------------------------------------------------------------------------------------------------
 Expenses, net of reimbursement     .67%      .65%      .65%     .63%      .65%    1.18%     1.16%      1.16%     1.14%     1.16%
 ---------------------------------------------------------------------------------------------------------------------------------
 Expenses                           .67%      .65%      .65%     .63%      .65%    1.18%     1.16%      1.16%     1.14%     1.16%
 ---------------------------------------------------------------------------------------------------------------------------------
 Investment income-net             5.35%     5.07%     5.25%    5.49%     5.51%    4.85%     4.57%      4.75%     4.98%     5.01%
 ---------------------------------------------------------------------------------------------------------------------------------
 Supplemental Data:
 ---------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of year (in
 thousands)                      $31,868   $37,641   $45,544  $44,652   $42,668 $200,409  $269,191   $341,111  $376,018  $480,668
 ---------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover               84.36%   106.84%    90.92%   73.60%    53.79%   84.36%   106.84%     90.92%    73.60%    53.79%
 ---------------------------------------------------------------------------------------------------------------------------------

-----------------
*    Total investment returns exclude the effects of sales charges.


         California Fund-Financial Highlights (concluded)

                                                    Class C                                              Class D
                                ----------------------------------------------- --------------------------------------------------
                                         For the Year Ended August 31,                    For the Fiscal Year Ended August 31,
                                ----------------------------------------------- --------------------------------------------------
                                  2000      1999      1998     1997      1996     2000      1999       1998      1997      1996
Increase (Decrease) in
   Net Asset Value:
----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating
   Performance:
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
   of year                       $11.10    $12.15    $11.82   $11.49    $11.40   $11.10    $12.16     $11.82    $11.49    $11.40
Investment income-net               .52       .53       .55      .57       .57      .57       .59        .62       .63       .63
----------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain
   (loss) on investments-net        .16      (.79)      .33      .33       .09      .16      (.80)       .34       .33       .09
----------------------------------------------------------------------------------------------------------------------------------
Total from investment
   operations                       .68      (.26)      .88      .90       .66      .73      (.21)       .96       .96       .72
----------------------------------------------------------------------------------------------------------------------------------
Less dividends and
   distributions:                  (.52)     (.53)     (.55)    (.57)     (.57)    (.57)     (.59)      (.62)     (.63)     (.63)
   Investment income-net
   Realized gain on
   investments-net                  -        (.18)       -        -         -        -       (.18)        -         -        -
   In excess of realized
   gain on investments-net          -        (.08)       -        -         -        -       (.08)        -         -        -
----------------------------------------------------------------------------------------------------------------------------------
 Total dividends and
distributions                      (.52)     (.79)     (.55)    (.57)     (.57)    (.57)     (.85)      (.62)     (.63)     (.63)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year     $11.26    $11.10    $12.15   $11.82    $11.49   $11.26    $11.10     $12.16    $11.82    $11.49
----------------------------------------------------------------------------------------------------------------------------------
Total Investment Return:*
----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per
   share                           6.37%    (2.40%)    7.65%    7.98%     5.88%    6.91%    (1.98%      8.28%     8.53%     6.43%
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
----------------------------------------------------------------------------------------------------------------------------------
Expenses, net of
   reimbursement:                  1.28%     1.26%     1.26%    1.24%     1.26%     .77%      .75%       .75%      .73%      .75%
----------------------------------------------------------------------------------------------------------------------------------
Expenses                           1.28%     1.26%     1.26%    1.24%     1.26%     .77%      .75%       .75%      .73%      .75%
----------------------------------------------------------------------------------------------------------------------------------
Investment income-net              4.75%     4.46%     4.64%    4.87%     4.91%    5.25%     4.98%      5.15%     5.39%     5.42%
----------------------------------------------------------------------------------------------------------------------------------
Supplemental Data:
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in
thousands)                       $10,262   $11,769   $12,646  $10,904    $8,112  $193,497  $194,029   $205,507   $185,300 $111,817
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                84.36%   106.84%    90.92%   73.60%    53.79%   84.36%   106.84%     90.92%    73.60%    53.79%
----------------------------------------------------------------------------------------------------------------------------------

--------------------
* Total investment returns exclude the effects of sales charges.


         Insured Fund. The Financial Highlights table is intended to help you understand the Insured Fund's financial performance for the each of the past five fiscal years. Certain information reflects financial results for a single Insured Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in Insured Fund shares (assuming reinvestment of all dividends). The information for each of the five fiscal years ended August 31, 2000 has been audited by D&T, whose report, along with Insured Fund's financial statements, is included in Insured Fund's Annual Report which is available upon request.

         The following per share data and ratios have been derived from information provided in the financial statements:

                                                    Class A                                              Class B
                                  ---------------------------------------------  -------------------------------------------------
                                         For the Year Ended August 31,                        For the Year Ended August 31,
                                  ---------------------------------------------  -------------------------------------------------
                                  2000      1999      1998     1997      1996     2000      1999       1998      1997      1996
Increase (Decrease) in            ----      ----      ----     ----      ----     ----      ----       ----      ----      ----
   Net Asset Value:
----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating
   Performance:
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
   of year                        $9.95    $10.54    $10.25    $9.84     $9.65    $9.95    $10.55     $10.25     $9.84     $9.65
Investment income--net              .48       .47       .49      .50       .52      .43       .41        .44       .45       .47
----------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain
   (loss) on investments--net       .21      (.56)      .29      .41       .19      .21      (.57)       .30       .41       .19
----------------------------------------------------------------------------------------------------------------------------------
Total from investment               .69      (.09)      .78      .91       .71      .64      (.16)       .74       .86       .66
   operations
----------------------------------------------------------------------------------------------------------------------------------
Less dividends and
   distributions:                  (.48)     (.47)     (.49)    (.50)     (.52)    (.43)     (.41)      (.44)     (.45)     (.47)
   Investment income--net
   In excess of realized
   gain on investments--net          -       (.03)       -        -         -        -       (.03)        -         -         -
----------------------------------------------------------------------------------------------------------------------------------
 Total dividends and
distributions                      (.48)     (.50)     (.49)    (.50)     (.52)    (.43)     (.44)      (.44)     (.45)     (.47)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year     $10.16     $9.95    $10.54   $10.25     $9.84   $10.16     $9.95     $10.55    $10.25     $9.84
----------------------------------------------------------------------------------------------------------------------------------
Total Investment Return:*
----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per
   share                           7.28%    (1.01)%    7.79%    9.50%     7.44%    6.74%    (1.61)%     7.35%     8.95%     6.89%
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
----------------------------------------------------------------------------------------------------------------------------------
Expenses, net of
   reimbursement                    .93%      .92%      .81%     .63%      .49%    1.43%     1.42%      1.31%     1.14%      .99%
----------------------------------------------------------------------------------------------------------------------------------
Expenses                            .93%      .92%      .82%     .89%      .85%    1.43%     1.42%      1.32%     1.39%     1.36%
----------------------------------------------------------------------------------------------------------------------------------
Investment income--net             4.93%     4.47%     4.74%    5.03%     5.20%    4.43%     3.96%      4.24%     4.52%     4.69%
-----------------------------------------------------------------------------------------------------------------------------------
Supplemental Data:
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in
thousands)                        $7,852    $9,663   $12,520  $12,438   $14,183  $48,069   $57,410    $66,805   $69,320   $73,292
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover               108.44%   151.45%    82.91%   67.28%    87.77%  108.44%   151.45%     82.91%    67.28%    87.77%
----------------------------------------------------------------------------------------------------------------------------------

--------------------
* Total investment returns exclude the effects of sales charges.


         Insured Fund-Financial Highlights (concluded)

                                                    Class C                                              Class D
                                -----------------------------------------------    -----------------------------------------------
                                         For the Year Ended August 31,                        For the Year Ended August 31,
                                -----------------------------------------------    ----------------------------------------------
                                 2000      1999       1998      1997       1996      2000       1999    1998       1997    1996
                                 ----      ----       ----      ----       ----      ----       ----    ----       ----    ----
Increase (Decrease) in
   Net Asset Value:
----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating
   Performance:
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
   of year                       $9.94    $10.54    $10.24      $9.84     $9.64    $9.95    $10.55     $10.26     $9.85    $9.65
Investment income--net             .42       .40       .43        .44       .46      .47       .46        .48       .49      .51
----------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain
   (loss) on investments--net      .22      (.57)      .30        .40       .20      .22      (.57)       .29       .41      .20
----------------------------------------------------------------------------------------------------------------------------------
Total from investment
   operations                      .64      (.17)      .73        .84       .66      .69      (.11)       .77       .90      .71
----------------------------------------------------------------------------------------------------------------------------------
Less dividends and
   distributions:                 (.42)     (.40)     (.43)      (.44)     (.46)    (.47)     (.46)      (.48)     (.49)    (.51)
   Investment income--net
   In excess of realized
   gain on investments--net          -      (.03)       -          -         -        -       (.03)        -         -       -
----------------------------------------------------------------------------------------------------------------------------------
 Total dividends and
distributions                     (.42)     (.43)     (.43)      (.44)     (.46)    (.47)     (.49)      (.48)     (.49)    (.51)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year    $10.16     $9.94    $10.54     $10.24     $9.84   $10.17     $9.95     $10.55    $10.26    $9.85
----------------------------------------------------------------------------------------------------------------------------------
Total Investment Return:*
----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per
   share                          6.74%    (1.71)%    7.25%      8.74%     6.90%    7.28%    (1.21)%     7.68%     9.39%    7.44%
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
----------------------------------------------------------------------------------------------------------------------------------
Expenses, net of
   reimbursement:                 1.53%     1.53%     1.42%      1.24%     1.10%    1.03%     1.02%       .91%      .74%     .59%
----------------------------------------------------------------------------------------------------------------------------------
Expenses                          1.53%     1.53%     1.42%      1.49%     1.46%    1.03%     1.02%       .92%      .98%     .95%
----------------------------------------------------------------------------------------------------------------------------------
Investment income--net            4.33%     3.86%     4.13%      4.42%     4.59%    4.83%     4.36%      4.63%     4.92%    5.09%
----------------------------------------------------------------------------------------------------------------------------------
Supplemental Data:
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in
thousands)                       $2,814    $4,027    $4,537     $5,361    $4,901   $7,865    $9,147     $10,124   $4,939   $4,304
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover              108.44%   151.45%    82.91%     67.28%    87.77%  108.44%   151.45%     82.91%    67.28%   87.77%
----------------------------------------------------------------------------------------------------------------------------------

-----------------
* Total investment returns exclude the effects of sales charges.


         Limited Maturity Fund. The Financial Highlights table is intended to help you understand Limited Maturity Fund's financial performance for each of the past five fiscal years and for the six months ended January 31, 2001. Certain information reflects financial results for a single Limited Maturity Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in Limited Maturity Fund shares (assuming reinvestment of all dividends). The information for each of the five fiscal years ended July 31, 2000 has been audited by D&T, whose report, along with Limited Maturity Fund's financial statements, is included in Limited Maturity Fund's Annual Report which is available upon request. The information for the six months ended January 31, 2001 is unaudited.

         The following per share data and ratios have been derived from information provided in the financial statements.

                                                              Class A
                               --------------------------------------------------------------
                                 For the
                                   Six
                                  Months           For the Year Ended July 31,
                                  Ended    --------------------------------------------------
                                 January
                                 31, 2001
                               (unaudited)  2000      1999       1998      1997       1996
                               -----------  ----      ----       ----      ----       ----
Increase (Decrease) in
   Net Asset Value:
---------------------------------------------------------------------------------------------
Per Share Operating Performance:
---------------------------------------------------------------------------------------------
Net asset value, beginning
   of period                    $9.93      $10.03    $10.13     $10.22    $10.05     $ 9.99
Investment income--net            .12         .30       .32        .39       .38        .39
---------------------------------------------------------------------------------------------
Realized and unrealized gain
   (loss) on investments--net     .19        (.10)     (.10)      (.09)      .17        .06
---------------------------------------------------------------------------------------------
Total from investment
   operations                     .31         .20       .22        .30       .55        .45
---------------------------------------------------------------------------------------------
Less dividends from
   Investment income--net        (.12)       (.30)     (.32)      (.39)     (.38)      (.39)
---------------------------------------------------------------------------------------------
Net asset value, end of
   period                      $10.12      $ 9.93    $10.03     $10.13    $10.22     $10.05
---------------------------------------------------------------------------------------------
Total Investment Return:**
---------------------------------------------------------------------------------------------
Based on net asset value per
   share                         3.12%#      2.00%     2.20%      2.96%     5.57%      4.56%
---------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
---------------------------------------------------------------------------------------------
Expenses, net of
   reimbursement                 2.58%*      1.93%     1.59%      1.12%     1.08%       .94%
---------------------------------------------------------------------------------------------
Expenses                         2.78%*      2.13%     1.79%      1.32%     1.28%      1.30%
---------------------------------------------------------------------------------------------
Investment income--net           2.35%*      3.01%     3.18%      3.82%     3.75%      3.89%
---------------------------------------------------------------------------------------------
Supplemental Data:
---------------------------------------------------------------------------------------------
Net assets, end of period
 (in thousands)                 $ 970       $ 995    $ 1,294    $ 1,460   $ 3,152    $ 3,162
---------------------------------------------------------------------------------------------
Portfolio turnover              13.05%      19.25%    44.37%     24.65%    26.86%     11.09%
---------------------------------------------------------------------------------------------

<table continued>

                                                                  Class B
                                 --------------------------------------------------------------
                                  For the
                                    Six
                                   Months             For the Year Ended July 31,
                                   Ended     --------------------------------------------------
                                  January
                                  31, 2001
                                 (unaudited)   2000      1999       1998      1997       1996
                                 -----------   ----      ----       ----      ----       ----
Increase (Decrease) in
   Net Asset Value:
-----------------------------------------------------------------------------------------------
Per Share Operating Performance:
-----------------------------------------------------------------------------------------------
Net asset value, beginning
   of period                       $9.93      $10.03    $10.12     $10.21    $10.04     $ 9.99
Investment income--net               .10         .26       .29        .35       .34        .36
-----------------------------------------------------------------------------------------------
Realized and unrealized gain
   (loss) on investments--net        .19        (.10)     (.09)      (.09)      .17        .05
-----------------------------------------------------------------------------------------------
Total from investment
   operations                        .29         .16       .20        .26       .51        .41
-----------------------------------------------------------------------------------------------
Less dividends from
   Investment income--net           (.10)       (.26)     (.29)      (.35)     (.34)      (.36)
-----------------------------------------------------------------------------------------------
Net asset value, end of
   period                          $10.12     $ 9.93    $10.03     $10.12    $10.21     $10.04
-----------------------------------------------------------------------------------------------
Total Investment Return:**
-----------------------------------------------------------------------------------------------
Based on net asset value per
   share                            2.94%#      1.64%     1.93%      2.59%     5.20%      4.08%
-----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
-----------------------------------------------------------------------------------------------
Expenses, net of
   reimbursement                    2.93%*      2.28%     1.94%      1.51%     1.44%      1.30%
-----------------------------------------------------------------------------------------------
Expenses                            3.13%*      2.48%     2.14%      1.71%     1.64%      1.66%
-----------------------------------------------------------------------------------------------
Investment income--net              2.00%*      2.65%     2.83%      3.45%     3.39%      3.53%
-----------------------------------------------------------------------------------------------
Supplemental Data:
-----------------------------------------------------------------------------------------------
Net assets, end of period
 (in thousands)                    $2,239     $ 2,675   $ 3,718    $ 4,812   $ 6,877    $ 9,919
-----------------------------------------------------------------------------------------------
Portfolio turnover                 13.05%      19.25%    44.37%     24.65%    26.86%     11.09%
-----------------------------------------------------------------------------------------------

----------------
*    Annualized
**   Total investment returns exclude the effects of sales
     charges. Limited Maturity Fund's Manager waived a portion of its management fee. Without such waiver, Limited Maturity
     Fund's performance would have been lower.
#    Aggregate total investment return.


         Limited Maturity Fund-Financial Highlights (concluded)

                                                                 Class C
                                ----------------------------------------------------------------
                                  For the
                                    Six
                                   Months              For the Year Ended July 31,
                                   Ended     ---------------------------------------------------
                                  January
                                  31, 2001
                                (unaudited)    2000      1999       1998      1997       1996
                                -----------    ----      ----       ----      ----       ----
Increase (Decrease) in
   Net Asset Value:
------------------------------------------------------------------------------------------------
Per Share Operating Performance:
------------------------------------------------------------------------------------------------
Net asset value, beginning
   of period                       $9.93      $10.03    $10.12     $10.22    $10.05     $ 9.99
Investment income--net               .11         .28       .31        .37       .36        .37
------------------------------------------------------------------------------------------------
Realized and unrealized gain
   (loss) on investments--net        .19        (.10)     (.09)      (.10)      .17        .06
------------------------------------------------------------------------------------------------
Total from investment
   operations                        .30         .18       .22        .27       .53        .43
------------------------------------------------------------------------------------------------
Less dividends from
   Investment income--net           (.11)       (.28)     (.31)      (.37)     (.36)      (.37)
------------------------------------------------------------------------------------------------
Net asset value, end of
   period                         $10.12      $ 9.93    $10.03     $10.12    $10.22     $10.05
------------------------------------------------------------------------------------------------
Total Investment Return:*
------------------------------------------------------------------------------------------------
Based on net asset value per
   share                            3.02%#      1.82%     2.12%      2.68%     5.39%      4.35%
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------
Expenses, net of
   reimbursement                    2.76%*      2.00%     1.76%      1.36%     1.25%      1.14%
------------------------------------------------------------------------------------------------
Expenses                            2.96%*      2.20%     1.96%      1.56%     1.45%      1.50%
------------------------------------------------------------------------------------------------
Investment income--net              2.17%*      2.89%     3.00%      3.61%     3.58%      3.69%
------------------------------------------------------------------------------------------------
Supplemental Data:
------------------------------------------------------------------------------------------------
Net assets, end of period
 (in thousands)                   $ 23         $ 28     $ 114      $ 95      $ 57       $  55
------------------------------------------------------------------------------------------------
Portfolio turnover                 13.05%      19.25%    44.37%     24.65%    26.86%     11.09%
------------------------------------------------------------------------------------------------

<table continued>

                                                                    Class D
                                     ----------------------------------------------------------------
                                       For the
                                         Six
                                        Months                For the Year Ended July 31,
                                        Ended    ----------------------------------------------------
                                       January
                                      31, 2001
                                     (unaudited)   2000       1999      1998       1997      1996
                                     -----------   ----       ----      ----       ----      ----
Increase (Decrease) in
   Net Asset Value:
-----------------------------------------------------------------------------------------------------
Per Share Operating Performance:
-----------------------------------------------------------------------------------------------------
Net asset value, beginning
   of period                           $9.93      $10.04    $10.13     $10.22    $10.05     $ 9.99
Investment income--net                   .11         .29       .31        .38       .37        .38
-----------------------------------------------------------------------------------------------------
Realized and unrealized gain
   (loss) on investments--net            .19        (.11)     (.09)      (.09)      .17        .06
-----------------------------------------------------------------------------------------------------
Total from investment                    .30         .18       .22        .29       .54        .44
   operations
-----------------------------------------------------------------------------------------------------
Less dividends from
   Investment income--net               (.11)       (.29)     (.31)      (.38)     (.37)      (.38)
-----------------------------------------------------------------------------------------------------
Net asset value, end of
   period                             $10.12      $ 9.93    $10.04     $10.13    $10.22     $10.05
-----------------------------------------------------------------------------------------------------
Total Investment Return:*
-----------------------------------------------------------------------------------------------------
Based on net asset value per
   share                                3.07%#      1.80%     2.20%      2.86%     5.47%      4.46%
-----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
-----------------------------------------------------------------------------------------------------
Expenses, net of
   reimbursement                        2.68%*      2.04%     1.67%      1.25%     1.15%      1.06%
-----------------------------------------------------------------------------------------------------
Expenses                                2.88%*      2.24%     1.87%      1.45%     1.35%      1.40%
-----------------------------------------------------------------------------------------------------
Investment income--net                  2.25%*      2.90%     3.09%      3.70%     3.69%      3.77%
-----------------------------------------------------------------------------------------------------
Supplemental Data:
-----------------------------------------------------------------------------------------------------
Net assets, end of period
 (in thousands)                       $ 2,542     $ 2,556   $ 3,136    $ 2,713   $ 4,043    $ 2,185
-----------------------------------------------------------------------------------------------------
Portfolio turnover                     13.05%      19.25%    44.37%     24.65%    26.86%     11.09%
-----------------------------------------------------------------------------------------------------

-------------------
*    Annualized
**   Total investment returns exclude the effects of sales
     charges. Limited Maturity Fund's Manager waived a portion of its management fee. Without such waiver, Limited Maturity
     Fund's performance would have been lower.
#    Aggregate total investment return.


Investment Objective and Policies

         The structure, organization, investment objective and investment policies of the Funds are substantially similar. Each Fund seeks as a fundamental investment objective current income exempt from Federal and California income taxes. The investment objective of each Fund is a fundamental policy that may not be changed without a vote of a majority of the Fund's outstanding voting securities. Obligations exempt from Federal and California income taxes are referred to herein as "California Municipal Bonds," and obligations exempt from Federal income taxes are referred to herein as "Municipal Bonds."

         Each Fund seeks to achieve its investment objective by investing primarily in a portfolio of investment grade California Municipal Bonds. Each Fund intends to invest at least 65% of its assets in California Municipal Bonds except at times when FAM considers that California Municipal Bonds of sufficient quantity and quality are unavailable at suitable prices. Each Fund maintains at least 80% of its assets in California Municipal Bonds, and Municipal Bonds. At times, each Fund may seek to hedge its portfolio through the use of futures and options transactions. Under normal circumstances, at least 80% of Insured Fund's total assets will be invested in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest when due. Unlike Insured Fund, neither California Fund nor Limited Maturity Fund is currently required to invest in municipal obligations that are covered by insurance; however, after the Reorganization, California Fund will be subject to the same requirement as Insured Fund.

         Ordinarily, the Funds do not intend to realize significant investment income subject to Federal income tax and California income taxes. Each Fund may invest all or a portion of its assets in certain tax-exempt securities classified as "private activity bonds" (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to a Federal alternative minimum tax.

         Each Fund also may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities pay interest or distributions that are exempt from Federal income taxation ("Non-Municipal Tax-Exempt Securities"). Non-Municipal Tax-Exempt Securities may include securities issued by other investment companies that invest in California Municipal Bonds and Municipal Bonds, to the extent such investments are permitted by the Investment Company Act. Other Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interests in one or more long-term California Municipal Bonds or Municipal Bonds. Certain Non-Municipal Tax-Exempt Securities may be characterized as derivative instruments. For purposes of a Fund's investment objective and policies, Non-Municipal Tax-Exempt Securities that pay interest that is exempt from Federal income taxes and California income taxes will be considered "California Municipal Bonds" and Non-Municipal Tax-Exempt Securities that pay interest that is exempt from Federal income taxes will be considered "Municipal Bonds."

         Each Fund will invest primarily in investment grade California Municipal Bonds and Municipal Bonds that are rated at the date of purchase in the four highest rating categories of S&P, Moody's or Fitch or, if unrated, are considered to be of comparable quality by FAM. In the case of long-term debt, the investment grade rating categories are AAA through BBB for S&P and Fitch and Aaa through Baa for Moody's. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody's and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody's and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody's; and BBB and F-3 for Fitch), while considered "investment grade," may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of California Municipal Bonds and Municipal Bonds with respect to the foregoing requirements, FAM takes into account the portfolio insurance as well as the nature of any letters of credit or similar credit enhancement to which particular California Municipal Bonds and Municipal Bonds are entitled and the creditworthiness of the insurance company or financial institution that provided such insurance or credit enhancements. Consequently, if California Municipal Bonds or Municipal Bonds are covered by insurance policies issued by insurers whose claims-paying ability is rated AAA by S&P or Fitch or Aaa by Moody's, FAM may consider such municipal obligations to be equivalent to AAA- or Aaa- rated securities, as the case may be, even though such California Municipal Bonds or Municipal Bonds would generally be assigned a lower rating if the rating were based primarily upon the credit characteristics of the issuers without regard to the insurance feature. The insured California Municipal Bonds and Municipal Bonds must also comply with the standards applied by the insurance carriers in determining eligibility for portfolio insurance. See Exhibit III -- "Ratings of Municipal Bonds and Commercial Paper" and Exhibit IV -- "Portfolio Insurance."

         Each Fund may invest up to 20% of it's total assets in California Municipal Bonds or Municipal Bonds that are rated below Baa by Moody's or below BBB by S&P or Fitch or which, in the Manager's judgment, possess similar credit characteristics. Such securities, sometimes referred to as "high yield" or "junk" bonds, are predominately speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. See Other Investment Policies and
Exhibit III -- "Ratings of Municipal Bonds and Commercial Paper."

         Each Fund may invest in variable rate demand obligations ("VRDOs") and VRDOs in the form of participation interests ("Participating VRDOs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank. The VRDOs in which each Fund may invest are tax-exempt obligations, in the opinion of counsel to the issuer, that contain a floating or variable interest rate adjustment formula and a right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest on a short notice period not to exceed seven days. Participating VRDOs provide each Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution on a specified number of days' notice, not to exceed seven days. There is, however, the possibility that because of default or insolvency, the demand feature of VRDOs or Participating VRDOs may not be honored. Each Fund has been advised by its counsel that the Fund should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations for Federal income tax purposes.

         The average maturity of each Fund's portfolio securities varies based upon FAM's assessment of economic and market conditions. The net asset value of the shares of open-end investment companies such as the Funds, which invest primarily in fixed-income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer-term securities generally fluctuate more in response to interest rate changes than do short-term or medium-term securities.

         California Fund and Insured Fund intend to invest primarily in long-term California Municipal Bonds and Municipal Bonds with a maturity of more than ten years. Limited Maturity, however, invests primarily in a portfolio of intermediate term investment grade California Municipal Bonds with remaining maturities of between one and ten years, and as a result, its weighted average maturity is no more than five years. However, each Fund may also invest in intermediate-term California Municipal Bonds and Municipal Bonds with a maturity of between three years and ten years. Each Fund may also invest up to 35% of its total assets in short-term tax-exempt securities, taxable money market obligations short-term U.S. Government securities, repurchase agreements or cash. Investments in taxable money market obligations will generally not exceed 20% of a Fund's total assets except during temporary periods when, in the opinion of FAM, prevailing market or economic conditions warrant. The Funds do not ordinarily intend to realize significant interest income that is subject to Federal and California income taxes.

         Insured Fund and Limited Maturity Fund are classified as non-diversified funds within the meaning of the Investment Company Act, which means that each of those Funds is not limited by such Act in the proportion of its total assets that it may invest in securities of a single issuer. However, investments of Insured Fund and Limited Maturity Fund are limited so as to qualify each Fund for the special tax treatment afforded RICs under the Federal tax laws. To qualify, among other requirements, Insured Fund and Limited Maturity Fund limit their investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of a Fund's total assets will be invested in the securities (other than U.S. Government securities) of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of a Fund's total assets will be invested in the securities (other than U.S. Government securities) of a single issuer. A fund, such as California Fund, that elects to be classified as "diversified" under the Investment Company Act must satisfy, among other requirements, the foregoing 5% requirement with respect to 75% of its total assets. To the extent that either Insured Fund or Limited Maturity Fund assumes large positions in the securities of a small number of issuers, its yield may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

Portfolio Insurance

         Under normal circumstances, at least 80% of the assets of Insured Fund will be invested in California Municipal Bonds and Municipal Bonds either
(i) insured under an insurance policy purchased by the Fund, or (ii) insured under an insurance policy obtained by the issuer thereof or any other party. Unlike Insured Fund, neither California Fund nor Limited Maturity Fund is currently required to invest in municipal obligations that are covered by insurance; however, after the Reorganization, California Fund will be subject to the same insurance requirements as Insured Fund. Insured Fund and the Combined Fund will seek to limit their investments to municipal obligations insured under insurance policies issued by insurance carriers that have total admitted assets (unaudited) of at least $75,000,000 and capital and surplus (unaudited) of at least $50,000,000 and insurance claims-paying ability ratings of AAA from S&P or Fitch, or Aaa from Moody's. There can be no assurance that insurance from insurance carriers meeting these criteria will be available. See Exhibit IV to this Joint Proxy Statement and Prospectus for a brief description of insurance claims-paying ability ratings of S&P, Moody's and Fitch. Currently, it is anticipated that a majority of the insured California Municipal Bonds and Municipal Bonds in the portfolio of Insured Fund and the Combined Fund will be insured by the following insurance companies that satisfy the foregoing criteria: Ambac Assurance Corporation, Financial Guaranty Insurance Company, Financial Security Assurance and MBIA Insurance Corporation. Insured Fund and the Combined Fund also may purchase California Municipal Bonds and Municipal Bonds covered by insurance issued by any other insurance company that satisfies the foregoing criteria. A majority of insured California Municipal Bonds and Municipal Bonds held by Insured Fund and the Combined Fund will be insured under policies obtained by parties other than that Fund.

         Insured Fund and the Combined Fund may purchase, but have no obligation to purchase, separate insurance policies (the "Policies") from insurance companies meeting the criteria set forth above that guarantee payment of principal and interest on specified eligible California Municipal Bonds and Municipal Bonds that they purchase. A California Municipal Bond or Municipal Bond will be eligible for coverage if it meets certain requirements of the insurance company set forth in a Policy. In the event interest or principal of an insured California Municipal Bond or Municipal Bond is not paid when due, the insurer will be obligated under its Policy to make such payment not later than 30 days after it has been notified by, and provided with documentation from, the relevant Fund that such nonpayment has occurred.

         The Policies will be effective only as to insured California Municipal Bonds and Municipal Bonds beneficially owned by Insured Fund and the Combined Fund. In the event of a sale of any California Municipal Bonds and Municipal Bonds held by Insured Fund and the Combined Fund, the issuer of the relevant Policy will be liable only for those payments of interest and principal that are then due and owing. The Policies will not guarantee the market value of an insured California Municipal Bond or Municipal Bond or the value of the shares of Insured Fund and the Combined Fund.

         The insurer will not have the right to withdraw coverage on securities insured by its Policies and held by the Insured Fund and the Combined Fund so long as such securities remain in that Fund's portfolio. In addition, the insurer may not cancel its Policies for any reason except failure to pay premiums when due. The Board of Trustees of each Fund reserves the right to terminate any of the Policies if it determines that the benefits to the Fund of having its portfolio insured under such Policy are not justified by the expense involved.

         The premiums for the Policies are paid by Insured Fund and the Combined Fund and the yields on their portfolios will be reduced thereby. FAM estimates that the cost of the annual premiums for the Policies of each of Insured Fund and the Combined Fund currently range from approximately .20 of 1% to .25 of 1% of the principal amount of the California Municipal Bonds and Municipal Bonds covered by such Policies. The estimate is based on the expected composition of each Fund's portfolio of California Municipal Bonds and Municipal Bonds. Additional information regarding the Policies is set forth in Exhibit II to this Joint Proxy Statement and Prospectus. In instances in which Insured Fund or the Combined Fund purchases California Municipal Bonds and Municipal Bonds insured under policies obtained by parties other than the Fund, Insured Fund and the Combined Fund will not pay the premiums for such policies; rather, the cost of such policies may be reflected in the purchase price of the California Municipal Bonds and Municipal Bonds.

         It is the intention of FAM to retain any insured securities that are in default or in significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted security and the market value of similar securities that are not in default. In certain circumstances, however, FAM may determine that an alternate value for the insurance, such as the difference between the market value of the defaulted security and its par value, is more appropriate. FAM's ability to manage the portfolio of Insured Fund and the Combined Fund may be limited to the extent either holds defaulted securities, which may limit a Fund's ability in certain circumstances to purchase other California Municipal Bonds and Municipal Bonds.

         No assurance can be given that insurance with the terms and issued by insurance carriers meeting the criteria described above will continue to be available to Insured Fund or the Combined Fund. In the event the Board of Trustees of Insured Fund and the Combined Fund determines that such insurance is unavailable or that the cost of such insurance outweighs the benefits to that Fund, the Fund may modify the criteria for insurance carriers or the terms of the insurance, or may discontinue its policy of maintaining insurance for all or any of the California Municipal Bonds and Municipal Bonds held in that Fund's portfolio. Although FAM periodically reviews the financial condition of each insurer, there can be no assurance that the insurers will be able to honor their obligations under all circumstances.

         Portfolio insurance reduces financial or credit risk (i.e., the possibility that the owners of the insured California Municipal Bonds or Municipal Bonds will not receive timely scheduled payments of principal or interest). However, the insured California Municipal Bonds or Municipal Bonds are subject to market risk (i.e., fluctuations in market value as a result of changes in prevailing interest rates and other market conditions).

Description of California Municipal Bonds and Municipal Bonds

         California Municipal Bonds and Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to finance various privately operated facilities, including, among other things, airports, public ports, mass commuting facilities, multi-family housing projects, as well as facilities for water supply, gas, electricity, sewage or solid waste disposal. For purposes of this Joint Proxy Statement and Prospectus, such obligations are Municipal Bonds if the interest paid thereon is exempt from Federal income tax and are California Municipal Bonds if the interest thereon is exempt from Federal and California income taxes, even though such bonds may be private activity bonds ("PABs") as discussed below. Also, for purposes of this Joint Proxy Statement and Prospectus, Non-Municipal Tax-Exempt Securities as discussed above will be considered California Municipal Bonds or Municipal Bonds.

         The two principal classifications of California Municipal Bonds and Municipal Bonds are "general obligation" bonds and "revenue" bonds, which latter category includes PABs and, for bonds issued on or before August 15, 1986, industrial development bonds or "IDBs." General obligation bonds (other than those of the State of California which has limited taxing powers) are typically secured by the issuer's pledge of faith, credit and taxing power for the repayment of principal and the payment of interest. Revenue or special obligation bonds are typically payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. PABs are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of principal and the payment of interest on such IDBs depends solely on the ability of the user of the facility financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. California Municipal Bonds and Municipal Bonds may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

         Each Fund may purchase California Municipal Bonds and Municipal Bonds classified as PABs. Interest received on certain PABs is treated as an item of "tax preference" for purposes of the Federal alternative minimum tax and may impact the overall tax liability of certain investors in the Fund. There is no limitation on the percentage of each Fund's assets that may be invested in California Municipal Bonds and Municipal Bonds the interest on which is treated as an item of "tax preference" for purposes of the Federal alternative minimum tax. See "Comparison of the Funds--Tax Information."

         Also included within the general category of California Municipal Bonds and/or Municipal Bonds are certificates of participation ("COPs") executed and delivered for the benefit of government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively referred to as "municipal lease obligations") relating to such equipment, land or facilities. Although municipal lease obligations typically do not constitute general obligations of the issuer for which the issuer's unlimited taxing power is pledged, a lease obligation frequently is backed by the issuer's covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain municipal lease obligations contain "non-appropriation" clauses, which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" municipal lease obligations are secured by the lease property, disposition of the property in the event of foreclosure might prove difficult.

         Yields on Municipal Bonds depend upon a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ability of a Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the Municipal Bonds in which the Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Bonds, within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of holders of Municipal Bonds and the obligations of the issuers of such Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and such laws, if any, that may be enacted by Congress or state legislatures imposing a moratorium on the payment of principal and interest or imposing other constraints or conditions on the payment of principal and interest on Municipal Bonds.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Bonds. It may be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the ability of a Fund to pay "exempt-interest" dividends might be adversely affected and such Fund would re-evaluate its investment objective and policies and consider changes in its structure. See "Dividends and Taxes."

Special Considerations Relating to California Municipal Bonds

         Each Fund ordinarily will invest at least 65% of its total assets in California Municipal Bonds and, therefore, is more susceptible to factors adversely affecting issuers of California Municipal Bonds than is a municipal bond fund that does not invest in issuers of California Municipal Bonds to this degree. There may be some indications of a down-turn in both the national and California economies. California, along with the rest of the nation, faces concerns about future energy availability and thus, demand-related price increases. In January 2001 and again in mid-March 2001, California experienced rolling electricity black-outs. A resolution to such energy supply and demand problems remains outstanding. Depending on the resolution of future energy supply deficiencies, there may be adverse impacts on the California economy and on the revenues and budgets of local California governmental entities. FAM does not believe that current economic conditions in California will have a significant adverse effect on each Fund's ability to invest in high-quality California Municipal Bonds. Currently, California's general obligation bonds are rated AA by S&P, Aa2 by Moody's and AA by Fitch. See Exhibit II -- "Economic and Financial Conditions in California" and Exhibit III -- "Ratings of Municipal Obligations and Commercial Paper."

Other Investment Policies

         Junk Bonds. As set forth above, each Fund may invest in junk bonds. For a description of junk bonds and the risks associated with investing in junk bonds, see "Merrill Lynch California Municipal Bond Fund at a Glance" and "Investment Risks" in the California Fund Prospectus and "Investment Objective and Policies--Description of Municipal Bonds" in the California Fund Statement of Additional Information dated December 27, 2000 ("California Fund Statement").

         When-Issued Securities, Delayed Delivery Securities and Forward Commitments. Each Fund may purchase or sell securities on a delayed delivery basis or on a when-issued basis or purchase or sell securities through a forward commitment. For a description of when-issued securities, delayed delivery transactions and forward commitments, including the risks associated therewith, see "Investment Risks" in the California Fund Prospectus and "Investment Objective and Policies--Description of Municipal Bonds" in the California Fund Statement.

         Hedging Techniques. Each Fund may engage in various portfolio strategies to hedge their respective portfolios against investment risk, interest rate risk and other risks. For a description of hedging instruments and the risks associated with investment in such instruments, see "Investment Risks" in the California Fund Prospectus and "Investment Objective and Policies--Hedging Transactions" in the California Fund Statement.

         Indexed and Inverse Floating Obligations. Each Fund may invest in indexed and inverse floating obligations. For a description of indexed and inverse floating obligations and the risks associated with investment in such instruments, see "Investment Risks" in the California Fund Prospectus and "Investment Objective and Policies--Description of Municipal Bonds" in the California Fund Statement.

         Temporary Investments. Each Fund may invest in certain short-term securities on a temporary basis for liquidity purposes or defensive purposes. For a description of such short-term securities, see "Investment Objective and Policies--Description of Temporary Investments" in the California Fund Statement.

Investment Restrictions

         Other than as noted below, California Fund and the Acquired Funds have substantially similar investment restrictions. As an additional fundamental restriction with respect to California Fund, California Fund will not make any investment inconsistent with its classification as a diversified investment company under the Investment Company Act. A fund that elects to be classified as "diversified" under the Investment Company Act, such as California Fund, must satisfy the requirement that with respect to 75% of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and California Fund will not own more than 10% of the outstanding voting securities of a single issuer. For purposes of this restriction, the Funds will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for payment of interest and principal may be regarded as the sole issuer. The Acquired Funds are classified as "non-diversified" within the meaning of the Investment Company Act, which means that the Acquired Funds are not limited by the Investment Company Act in the proportion of their assets that they may invest in securities of a single issuer. To the extent that the Acquired Funds assume large positions in securities of a small number of issuers, the Acquired Fund's respective net asset values may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market's assessment of the issuers, and the Acquired Funds may be more susceptible to any single, economic, political or regulatory occurrence than a diversified company such as California Fund. See "Investment Objective and Policies--Investment Restrictions" in the California Fund Statement.

Management

Trustees and Officers

         The Trustees of each Trust consist of six individuals, five of whom are not "interested persons" of the Trust as defined in the Investment Company Act (the "non-interested Trustees"). The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors or trustees of investment companies by the Investment Company Act.

         Information about the Trustees, executive officers of each Trust and the portfolio manager of each Fund, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each Trustee, executive officer and the portfolio manager is P.O. Box 9011, Princeton, New Jersey 08543-9011.

         TERRY K. GLENN (60) -- President and Trustee(1)(2) -- Executive Vice President of the Manager and Merrill Lynch Investment Managers, L.P. ("MLIM") (which terms as used herein include their corporate predecessors) since 1983; Executive Vice President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; President of FAM Distributors, Inc. ("FAMD") since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

         JAMES H. BODURTHA (57) -- Trustee(2)(3) -- 36 Popponesset Road, Cotuit, Massachusetts 02635. Director and Executive Vice President, The China Business Group, Inc. since 1996; Chairman and Chief Executive Officer, China Enterprise Management Corporation from 1993 to 1996; Chairman, Berkshire Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.

         HERBERT I. LONDON (62) -- Trustee(2)(3) -- 2 Washington Square Village, New York, New York 10012. John M. Olin Professor of Humanities, New York University since 1993 and Professor thereof since 1980; President, Hudson Institute since 1997 and Trustee thereof since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Director, Damon Corporation from 1991 to 1995; Overseer, Center for Naval Analyses from 1983 to 1993; Limited Partner, Hypertech LP since 1996.

         JOSEPH L. MAY (71) --Trustee(2)(3) -- 424 Church Street, Suite 2000, Nashville, Tennessee 37219. Attorney in private practice since 1984; President, May and Athens Hosiery Mills Division, Wayne-Gossard Corporation from 1954 to 1983; Vice President, Wayne-Gossard Corporation from 1972 to 1983; Chairman, The May Corporation (personal holding company) from 1972 to 1983; Director, Signal Apparel Co. from 1972 to 1989.

         ANDRE F. PEROLD (48) -- Trustee(2)(3) -- Morgan Hall, Soldiers Field, Boston, Massachusetts 02163. Sylvan C. Coleman Professor of Financial Management, Harvard Business School since 1993 and Professor from 1989 to 1993; Trustee, The Common Fund since 1989; Director, Quantec Limited from 1991 to 1999; Director, TIBCO from 1994 to 1996; Director, Genbel Securities Limited and Gensec Bank since 1999; Director, Gensec Asset Management since 2000; Director, Bulldogresearch.com since 2000; Director, Stockback.com since 2000.

         ROBERTA COOPER RAMO (58) -- Trustee(2)(3) -- P.O. Box 2168, 500 Fourth Street, N.W., Albuquerque, New Mexico 87102. Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. since 1993; President, American Bar Association from 1995 to 1996 and Member of the Board of Governors thereof from 1994 to 1997; Partner, Poole, Kelly & Ramo, Attorneys at Law, P.C. from 1977 to 1993; Director, Coopers, Inc. since 1999; Director, United New Mexico Bank (now Wells Fargo) from 1983 to 1988; Director, First National Bank of New Mexico (now First Security) from 1975 to 1976.

         VINCENT R. GIORDANO (56) -- Senior Vice President(1)(2) -- Managing Director of MLIM since 2000; Senior Vice President of the Manager and MLIM from 1984 to 2000; Senior Vice President of Princeton Services since 1993.

         KENNETH A. JACOB (50) -- Vice President(1)(2) -- First Vice President of MLIM since 1997; Vice President of MLIM from 1984 to 1997; Vice President of the Manager since 1984.

         WALTER O'CONNOR (39) -- Vice President and Portfolio Manager of the California Trust Funds(1)(2) -- Director (Tax-Exempt Fund Management) of MLIM since 1997; Vice President of MLIM from 1993 to 1997; Assistant Vice President of MLIM from 1991 to 1993.

         EDWARD J. ANDREWS (40) -- Vice President and Portfolio Manager of Limited Maturity Fund(1)(2) -- Vice President of FAM and MLIM since 1991.

         DONALD C. BURKE (40) -- Vice President and Treasurer(1)(2) -- First Vice President of the Manager and MLIM since 2000; Treasurer of the Manager and MLIM since 1999; Senior Vice President of the Manager and MLIM from 1999 to 2000; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; First Vice President of MLIM from 1997 to 1999; Vice President of MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.

         ALICE A. PELLEGRINO (41) -- Secretary(1)(2) -- Vice President of MLIM since 1999; Attorney associated with MLIM since 1997; Associate with Kirkpatrick & Lockhart LLP from 1992 to 1997.

----------
(1) Interested person, as defined in the Investment Company Act, of the Trust.
(2) Such Trustee or officer is a director, trustee or officer of certain other investment companies for which FAM or MLIM acts as the investment adviser or manager.
(3) Member of the Trust's Audit and Nominating Committee, which is responsible for the selection of the independent auditors and the selection and nomination of non-interested Trustees.


         Management and Advisory Arrangements. FAM provides each Fund with investment advisory and management services pursuant to separate management agreements (each, a "Management Agreement") that are substantially similar.

         Pursuant to separate Management Agreements between California Trust and FAM on behalf of the California Fund and the Insured Fund, each California Trust Fund pays FAM a fee based upon the annual rate and breakpoints set forth below:

               Average Daily Net Assets of California Fund and Insured Fund       Management Fee Rate
               ------------------------------------------------------------       -------------------
               Not exceeding $500 million                                                0.550%
               In excess of $500 million but not exceeding $1 billion                    0.525
               In excess of $1 billion                                                   0.500

         As of August 31, 2000, the fee payable to FAM from California Fund and Insured Fund was equal to 0.55% of each Fund's average daily net assets. FAM voluntarily waived $7,088 of the management fee due for the fiscal year ended August 31, 2000 with respect to California Fund. This voluntary waiver is no longer in effect.

         Pursuant to a management agreement between Limited Maturity Trust and FAM on behalf of Limited Maturity Fund, Limited Maturity Fund pays FAM a fee at the annual rate of 0.35% of its average daily net assets. For the fiscal year ended July 31, 2000, FAM voluntarily waived $14,054 of the management fee due from Limited Maturity Fund. After the Reorganization, the management fee paid by the Combined Fund would be at California Fund's rate and therefore will be higher than the management fee currently paid by the Limited Maturity Fund. It is expected that such higher management fee will be offset by the anticipated lower total operating expenses of the Combined Fund.

         12b-1 Fees. As discussed above, the Funds pay account maintenance and distribution fees under separate class-specific plans adopted pursuant to Rule 12b-1 under the Investment Company Act. Set forth below is a comparison of the 12b-1 fees for the Funds:

                                                            12b-1 Annual Fee Rates
                       (as a percentage of average daily net assets attributable to the applicable share class)
                       ----------------------------------------------------------------------------------------
                               Account Maintenance Fee                                Distribution Fee
                   -------------------------------------------         -------------------------------------------
                                                       Limited                                             Limited
                   California         Insured         Maturity         California         Insured         Maturity
Share Class           Fund             Fund             Fund              Fund             Fund             Fund
-----------           ----             ----             ----              ----             ----             ----
Class B               0.25%            0.25%            0.15%            0.25%             0.25%            0.20%
Class C               0.25%            0.25%            0.15%            0.35%             0.35%            0.20%
Class D               0.10%            0.10%            0.10%             N/A               N/A              N/A


         Although the account maintenance and the distribution fees for Class B and Class C shares of the Combined Fund will be higher than the account maintenance and distribution fees for Class B and Class C shares of Limited Maturity Fund, it is expected that each shareholder of each such share class will experience a substantially lower operating expense ratio on a pro forma basis as shareholders of the Combined Fund. See "Introduction--Fee Tables."

Purchase of Shares

         Each Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. The Class A, Class B, Class C and Class D shares issued by the California Fund are identical in all respects to the Class A, Class B, Class C and Class D shares issued by each Acquired Fund, except that
(i) the account maintenance and distribution fees for Class B and Class C shares of California Fund are higher than the account maintenance and distribution fees for Class B and Class C shares of Limited Maturity Fund,
(ii) the initial sales charge for Class A and Class D shares of California Fund are higher than the initial sales charge for Class A and Class D shares of Limited Maturity Fund, and (iii) the CDSC on Class B shares of the California Fund is higher than that on Class B of Limited Maturity Fund. For a complete discussion of the four classes of shares and the purchase and distribution procedures related thereto see "Your Account--Merrill Lynch Select PricingSM System" and "--Participation in Fee Based Programs" in the California Fund Prospectus and "Your Account--How to Buy, Sell, Transfer and Exchange Shares" in the California Fund Prospectus.

Redemption of Shares

         The procedure for redeeming shares of California Fund is the same as the procedure for redeeming shares of each Acquired Fund. Because of the high cost of maintaining smaller shareholder accounts, each Fund, however, may redeem the shares in an account (without charging any deferred sales charge) if the net asset value of the account falls below $500 due to redemption. A shareholder will be notified that the value of his or her account is less than $500 before California Fund makes an involuntary redemption. A shareholder will then have 60 days to make an additional investment to bring the value of his/her account to at least $500 before California Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts. For purposes of computing any CDSC that may be payable upon disposition of Corresponding Shares of California Fund acquired by the Acquired Funds' shareholders in the Reorganization, the holding period of each Acquired Fund's shares outstanding on the date the applicable Acquisition takes place will be tacked onto the holding period of the Corresponding Shares of California Fund acquired in that Acquisition. Class B shares of the California Fund have a four year CDSC period; Class B shares of Limited Maturity Fund have a one year CDSC period. However, with respect to all shares issued in that Acquisition, the CDSC period applicable to shares issued to the Acquired Funds will be the same as the period applicable to that class of shares prior to the applicable Acquisition. See "Your Account--Merrill Lynch Select PricingSM System" and "--Participation in Fee Based Programs" in the California Fund Prospectus and "Your Account--How to Buy, Sell, Transfer and Exchange Shares" in the California Fund Prospectus.

Performance

         General. The following tables provide performance information for each class of shares of each Fund, including and excluding maximum applicable sales charges, for the periods indicated. Past performance does not indicate future performance.

                                California Fund
                         Average Annual Total Return*

-----------------------------------------------------------------------------------------------------------------------------------
        Period                    Class A Shares            Class B Shares             Class C Shares            Class D Shares
-----------------------------------------------------------------------------------------------------------------------------------
                               Without      With          Without      With         Without     With          Without      With
                               Sales        Sales         Sales        Sales        Sales       Sales         Sales        Sales
                               Charge       Charge**      Charge       Charge**     Charge      Charge**      Charge       Charge**
-----------------------------------------------------------------------------------------------------------------------------------
One Year Ended 12/31/00         13.45%       8.91%        12.78%        8.78%       12.77%       11.77%        13.23%       8.70%
-----------------------------------------------------------------------------------------------------------------------------------
Five Years Ended 12/31/00        5.32%       4.46%         4.79%        4.79%        4.68%        5.21%         5.21%       4.36%
-----------------------------------------------------------------------------------------------------------------------------------
Ten Years Ended 12/31/00         6.76%       6.33%         6.22%        6.22%       ------       ------        ------      ------
-----------------------------------------------------------------------------------------------------------------------------------
Inception*** to 12/31/00        ------      ------        ------       ------        6.12%        6.12%         6.65%       5.95%
-----------------------------------------------------------------------------------------------------------------------------------

-------------
* The Average Annual Total Return figures presented have been calculated based on actual sales charge and expense levels for the time periods indicated.

** Assumes the maximum applicable sales charge currently in effect. The maximum initial sales charge on Class A and Class D shares is 4.00%. The maximum contingent deferred sales charge ("CDSC") on Class B shares is 4.00%, and is reduced to 0.0% after four years. Class C shares are subject to a 1.00% CDSC for one year.

*** Inception date of Class A shares is October 21, 1988; inception date of Class B shares is September 30, 1985; inception date of Class C and Class D shares is October 21, 1994.

                                California Fund
                        Yield and Tax Equivalent Yield

-----------------------------------------------------------------------------------------------------------------------------------
           Period              Class A Shares            Class B Shares            Class C Shares             Class D Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                           Tax                      Tax                        Tax                        Tax
                                        Equivalent               Equivalent                 Equivalent                Equivalent
                              Yield       Yield**       Yield      Yield**       Yield        Yield**       Yield       Yield**
-----------------------------------------------------------------------------------------------------------------------------------
30 Days Ended 12/31/00*       4.44%      6.17%         4.13%      5.74%          4.03%       5.60%         4.35%        6.04%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------
* Assumes the maximum applicable sales charge currently in effect.

** Based on Federal income tax rate of 28%.

                                 Insured Fund
                         Average Annual Total Return*

-----------------------------------------------------------------------------------------------------------------------------------
         Period                  Class A Shares           Class B Shares            Class C Shares           Class D Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                Without     With         Without      With         Without     With         Without     With
                                 Sales      Sales        Sales        Sales        Sales       Sales        Sales       Sales
                                Charge      Charge**     Charge       Charge**     Charge      Charge**     Charge      Charge**
-----------------------------------------------------------------------------------------------------------------------------------
One Year Ended 12/31/00         13.26%      8.73%       12.70%        8.70%        12.59%      11.59%       13.15%      8.63%
-----------------------------------------------------------------------------------------------------------------------------------
Five Years Ended 12/31/00        5.55%      4.69%        4.99%        4.99%         4.91%       4.91%        5.42%      4.56%
-----------------------------------------------------------------------------------------------------------------------------------
Inception *** to 12/31/00        5.67%      5.12%        5.14%        5.14%         6.51%       6.51%        7.06%      6.36%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------
* The Average Annual Total Return figures presented have been calculated based on actual sales charge and expense levels for the time periods indicated.

** Assumes the maximum applicable sales charge currently in effect. The maximum initial sales charge on Class A and Class D shares is 4.00%. The maximum contingent deferred sales charge ("CDSC") on Class B shares is 4.00%, and is reduced to 0.0% after four years. Class C shares are subject to a 1.00% CDSC for one year.

*** Inception date of Class A and Class B shares is February 26, 1993; inception date of Class C and Class D shares is October 21, 1994.

                                 Insured Fund
                        Yield and Tax Equivalent Yield

-----------------------------------------------------------------------------------------------------------------------------------
           Period              Class A Shares            Class B Shares            Class C Shares             Class D Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                           Tax                      Tax                        Tax                        Tax
                                       Equivalent                Equivalent                 Equivalent                Equivalent
                            Yield        Yield**       Yield      Yield**       Yield        Yield**       Yield        Yield**
-----------------------------------------------------------------------------------------------------------------------------------
30 Days Ended 12/31/00*    4.12%       5.72%          3.79%       5.26%        3.69%         5.13%         4.03%        5.6%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------
* Assumes the maximum applicable sales charge currently in effect.

** Based on Federal income tax rate of 28%.

                             Limited Maturity Fund
                         Average Annual Total Return*

-----------------------------------------------------------------------------------------------------------------------------------
            Period               Class A Shares            Class B Shares             Class C Shares            Class D Shares
-----------------------------------------------------------------------------------------------------------------------------------
                               Without     With          Without       With          Without     With          Without     With
                               Sales       Sales         Sales         Sales         Sales       Sales         Sales       Sales
                               Charge      Charge**      Charge        Charge**      Charge      Charge**      Charge      Charge**
-----------------------------------------------------------------------------------------------------------------------------------
One Year Ended 12/31/00         4.38%        3.33%        3.90%         2.90%        4.17%        3.17%        4.17%        3.12%
-----------------------------------------------------------------------------------------------------------------------------------
Five Years Ended 12/31/00       3.15%        2.94%        2.76%         2.76%        2.96%        2.96%        3.04%        2.84%
-----------------------------------------------------------------------------------------------------------------------------------
Inception *** to 12/31/00       3.65%        3.51%        3.27%         3.27%        3.82%        3.82%        3.94%        3.77%
----------------------------------------------------------------------------------------------------------------------------------

-----------------
* The Average Annual Total Return figures presented have been calculated based on actual sales charge and expense levels for the time periods indicated.

** Assumes the maximum applicable sales charge currently in effect. The maximum initial sales charge on Class A and Class D shares is 1.00%. The maximum contingent deferred sales charge ("CDSC") on Class B shares is 1.00%, and is reduced to 0.0% after one year. Class C shares are subject to a 1.0% CDSC for one year.

*** Inception date of Class A and Class B shares is November 26, 1993; inception date of Class C and Class D shares is October 21, 1994.

                             Limited Maturity Fund
                        Yield and Tax Equivalent Yield

-----------------------------------------------------------------------------------------------------------------------------------
           Period               Class A Shares            Class B Shares            Class C Shares             Class D Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                            Tax                     Tax                        Tax                        Tax
                                        Equivalent               Equivalent                 Equivalent                Equivalent
                             Yield        Yield**      Yield       Yield**       Yield        Yield**       Yield        Yield**
-----------------------------------------------------------------------------------------------------------------------------------
30 Days Ended 12/31/00*     1.50%       2.08%          1.16%       1.61%         1.32%       1.83%           1.40%      1.94%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------
* Assumes the maximum applicable sales charge currently in effect.

** Based on Federal income tax rate of 28%.


Code of Ethics

         The Boards of both Trusts have approved the same Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act, which covers the Funds and FAM. The Code establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code may invest in securities for their personal investment accounts, including securities that may be purchased or held by the respective Fund.

Shareholder Rights

         Shareholders of each Fund are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Trustees and any other matter submitted to a shareholder vote. Each Fund does not intend to hold meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act upon any of the following matters: (i) election of Trustees; (ii) approval of a management agreement; and (iii) approval of distribution arrangements. Voting rights for Trustees are not cumulative. Shares of California Fund to be issued to the Acquired Funds shareholders in the Reorganization will be fully paid and non-assessable, will have no preemptive rights and will have the conversion rights described in this Prospectus and Proxy Statement and in the California Fund Prospectus. Each share of California Fund common stock is entitled to participate equally in dividends declared by the Fund and in the net assets of the Fund on liquidation or dissolution after satisfaction of outstanding liabilities, except that Class B, Class C and Class D shares bear certain additional expenses.

         Each Trust is a Massachusetts business trust. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of each Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expense out of the Trusts' property for any shareholder held personally liable for the obligations of that Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. Given the nature of the Trusts' assets and operations, the possibility of a Trust being unable to meet its obligations is remote and the risk to the Trusts' shareholders is remote.

         The Declaration of Trust of each Trust further provides that no Trustee, officer, employee or agent of the Trust is liable to the Trust or to any shareholder, nor is any Trustee, officer, employer or agent liable to any third persons in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of their duties. The Declaration of Trust of each Trust also provides that all third persons shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exception stated, the Declaration of Trust of each Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust.

Dividends

         The current policy of each Acquired Fund with respect to dividends is substantially similar to the policy of California Fund. It is each Fund's intention to distribute all of its net investment income, if any. Each Fund distributes dividends from such net investment income at least monthly. If in any fiscal year each Fund has net income from certain foreign currency transactions, such income will be distributed at least annually. Following the Reorganization, the Combined Fund shall distribute dividends from net investment income at least monthly. For further information about Dividends, see "Dividends and Taxes-Dividends" in the California Fund Statement.

Automatic Dividend Reinvestment Plan

         Each of the Funds offers its shareholders an Automatic Dividend Reinvestment Plan (the "Plan") with the same terms. Pursuant to the Plans, dividends will be automatically reinvested, without a sales charge, in additional full and fractional shares of the relevant Fund unless a shareholder has elected to receive such dividends in cash. For further information about the Plans, see "Shareholder Services--Automatic Dividend Reinvestment Plan" in the California Fund Statement.

         After an Acquisition, a shareholder of an Acquired Fund who has elected to receive dividends in cash will continue to receive dividends in cash; all other shareholders of an Acquired Fund will have their dividends automatically reinvested in shares of the Combined Fund. However, if a shareholder owns shares of California Fund and an Acquired Fund, after the Reorganization the shareholder's election with respect to the dividends of California Fund will control unless the shareholder specifically elects a different option at that time.

Tax Information

         The tax consequences associated with investment in shares of each Acquired Fund are substantially identical to the tax consequences associated with investment in shares of California Fund. See "Your Account--Dividends and Taxes" in the California Fund Prospectus and "Dividends and Taxes--Taxes" in the California Fund Statement.

Portfolio Transactions

         The procedures for engaging in portfolio transactions are generally the same for each Fund. For a discussion of these procedures, see "Portfolio Transactions and Brokerage" in the California Fund Statement.

Portfolio Turnover

         Generally, none of the Funds purchases securities for short term trading profits. However, any Fund may dispose of securities without regard to the time that they have been held when such action, for defensive or other reasons, appears advisable to FAM. None of the Funds has any limit on its rate of portfolio turnover. A high portfolio turnover involves certain tax consequences, such as an increase in capital gain dividends or in ordinary income dividends of accrued market discount, and correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by a Fund. The following table illustrates the portfolio turnover rates for each Fund for the last two fiscal years:

                                           Portfolio Turnover Rate
                             -----------------------------------------------
                             Fiscal Year End 1999*      Fiscal Year End 2000*
                             --------------------       --------------------
California Fund                      106.84%                     84.36%
Insured Fund                         151.45%                    108.44%
Limited Maturity Fund                 44.37%                     19.25%

-----------------
* The fiscal year end for California Fund and Insured Fund is August 31, and the fiscal year end for Limited Maturity Fund is July 31.

Additional Information

         Net Asset Value. Each Fund determines the net asset value of each class of its shares once daily as of the close of business on the NYSE on each day the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Net asset value is computed by dividing the market value of the securities held by a Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. For a discussion of these procedures, see "Determination of Net Asset Value in the California Fund Statement."

         Shareholder Services. California Fund offers a number of shareholder services and investment plans designed to facilitate investment in shares of the Fund. For a description of these services, see "Shareholder Services" in the California Fund Prospectus.

         Custodian. The Bank of New York acts as custodian of the cash and securities of each Fund. The principal business address of The Bank of New York is 100 Church Street, New York, New York 10007. It is presently anticipated that The Bank of New York will serve as the custodian of the Combined Fund.

         Transfer Agent, Dividend Disbursing Agent and Shareholder Servicing Agent. Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, an affiliate of FAM, serves as the transfer agent, dividend disbursing agent and shareholder servicing agent with respect to each Fund (the "Transfer Agent"), with the same fee schedule, pursuant to separate agreements with each of the Funds. The following table illustrates the transfer agent fees for each Fund for the last two fiscal years:

                                         Transfer Agent Fees
                           -----------------------------------------------
                           Fiscal Year End 1999*      Fiscal Year End 2000*
                           --------------------       --------------------
California Fund                   $187,437                   $153,596
Insured Fund                       $30,361                    $21,014
Limited Maturity Fund               $3,290                     $2,066

-----------------
* The fiscal year end for California Fund and Insured Fund is August 31 and the fiscal year end for Limited Maturity Fund is July 31.

         Capital Shares. Each Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.10 per share. Shares of each Fund are divided into four classes, designated Class A, Class B, Class C and Class D shares. The Class A, Class B, Class C and Class D shares issued by California Fund are identical in all respects to the Class A, Class B, Class C and Class D shares issued by each Acquired Fund, except that (i) the account maintenance fees for Class D shares of the California Fund are higher than the account maintenance fees for Class D shares of Limited Maturity Fund (ii) the distribution fees for Class B and Class C shares of California Fund are higher than the distribution fees for Class B and Class C shares of Limited Maturity Fund and (iii) the initial sales charge for Class A and Class D shares of California Fund are higher than the initial sales charge for Class A and Class D shares of Limited Maturity Fund. See "Comparison of the Funds--Redemption of Shares."

         Shareholder Inquiries. Shareholder inquiries with respect to the Funds may be addressed to any of the Funds by telephone at (609) 282-2800 or at the address set forth on the cover page of this Proxy Statement and Prospectus.

                              THE REORGANIZATION

General

         Under the Agreement and Plan (attached hereto as Exhibit I), the California Fund will acquire substantially all of the assets, and will assume substantially all of the liabilities of Insured Fund and Limited Maturity Fund and will simultaneously distribute to the Insured Fund and Limited Maturity Fund an equal aggregate value of newly-issued shares of California Fund, which will then be distributed on a proportionate basis to the shareholders of the applicable Acquired Fund in liquidation of such Fund. After the Reorganization, California Fund will become subject to the requirement that, under normal circumstances, at least 80% of its assets will be invested in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest when due, and will change its name to "Merrill Lynch California Insured Municipal Bond Fund."

         Generally, the assets transferred by each Acquired Fund to California Fund will equal all investments of such Acquired Fund held in its portfolio as of the Valuation Time and all other assets of such Acquired Fund as of such time.

         Each Acquired Fund will distribute the shares of California Fund received by it pro rata to its shareholders in return for such shareholders' proportionate interest in such Acquired Fund. The shares of California Fund received by each Acquired Fund shareholders will be of the same class and have the same aggregate value as each such shareholder's interest in such Acquired Fund as of the Valuation Time (previously defined as the "Corresponding Shares"). (See "Terms of the Agreement and Plan--Valuation of Assets and Liabilities" for information concerning the calculation of net asset value.) The distribution will be accomplished by opening new accounts on the books of California Fund in the names of all shareholders of each Acquired Fund, including shareholders holding shares of an Acquired Fund in certificate form, and transferring to each shareholder's account the Corresponding Shares of California Fund representing such shareholder's interest previously credited to the account of the respective Acquired Fund. Shareholders holding shares of an Acquired Fund in certificate form may receive the Corresponding Shares of California Fund credited to their account in respect of such shares of an Acquired Fund by sending the certificates to the Transfer Agent accompanied by a written request for such exchange.

         Since the Corresponding Shares of California Fund will be issued at net asset value, and the shares of each Acquired Fund will be valued at net asset value, the interests of the holders of shares of each Acquired Fund will not be diluted as a result of the Reorganization. However, as a result of any Acquisition, a shareholder of each Acquired Fund or California Fund would hold a reduced percentage of ownership in the Combined Fund than he or she held in the respective Acquired Fund or the California Fund prior to the Reorganization.

         Under the Agreement and Plan, the failure of either Insured Fund's or Limited Maturity Fund's shareholders to approve the Agreement and Plan will not affect the ability of the other Fund to proceed with the Reorganization. The consummation of one Acquisition is not contingent upon the consummation of the other Acquisition.

Procedure

         On March 13, 2001, the Boards of Trustees of the Trusts, including all of the Trustees who are not "interested persons," as defined by the Investment Company Act, approved the Agreement and Plan and the submission of such Agreement and Plan to shareholders of Insured Fund and Limited Maturity Fund for approval. The Board of Trustees of California Trust, in approving the Reorganization, also approved the change in the investment policies of the California Fund to provide that California Fund will invest at least 80% of its assets in municipal obligations either (i) insured under an insurance policy purchased by the Fund or (ii) insured under an insurance policy obtained by the issuer thereof or any other party, as well as the change in the name of the Fund to "Merrill Lynch California Insured Municipal Bond Fund."

         If the shareholders of each Acquired Fund approve the Reorganization at the Meetings, all required regulatory approvals are obtained and certain conditions are either met or waived, it is presently anticipated that the Reorganization will take place during the second quarter of 2001 or as soon as practicable thereafter.

         The Boards of Trustees of both Trusts recommend that Insured Fund and Limited Maturity Fund shareholders approve the Agreement and Plan.

Terms of the Agreement and Plan

         The following is a summary of the significant terms of the Agreement and Plan. This summary is qualified in its entirety by reference to the Agreement and Plan, attached hereto as Exhibit I.

         Valuation of Assets and Liabilities. The respective assets of each Fund will be valued as of the Valuation Time. The assets in each Fund will be valued according to the procedures set forth under "Your Account--How Shares are Priced" in the California Fund Statement. Purchase orders for Insured Fund and Limited Maturity Fund shares that have not been confirmed as of the Valuation Time will be treated as assets of the respective Acquired Fund for purposes of the Reorganization; redemption requests with respect to Insured Fund and Limited Maturity Fund shares that have not settled as of the Valuation Time will be treated as liabilities of the respective Acquired Fund for purposes of the Reorganization.

         Distribution of California Fund Shares. On the next full business day following the Valuation Time (the "Closing Date"), California Fund will issue to each Acquired Fund a number of Corresponding Shares the aggregate net asset value of which will equal the aggregate net asset value of shares of the respective Acquired Fund as of the Valuation Time. Each holder of Insured Fund and Limited Maturity Fund shares will receive, in exchange for his or her proportionate interest in the respective Acquired Fund, Corresponding Shares of California Fund of the same class and having the same aggregate net asset value as the shares of Insured Fund or Limited Maturity Fund held by such shareholder as of the Valuation Time.

         Expenses. The expenses of the Reorganization that are directly attributable to the Acquired Funds and the conduct of their respective businesses will be deducted from the assets of the Acquired Funds as of the Valuation Time. These expenses are expected to include the expenses incurred in preparing, printing and mailing the proxy materials to be used in connection with the Meeting and the expenses related to the solicitation of proxies to be voted at those special meetings of shareholders. The expenses attributable to California Fund include the costs of printing sufficient copies of its Prospectus and its most recent Annual Report to accompany the Proxy Statement and Prospectus. The expenses of the Reorganization, including expenses in connection with obtaining the IRS ruling or preparing a tax opinion, if necessary, the preparation of the Agreement and Plan, legal fees, transfer agent fees and audit fees, will be borne by the Funds in proportion to their net assets as of the Valuation Date. The expenses of the Reorganization attributable to Insured Fund are currently estimated to be $92,100. The expenses of the Reorganization attributable to Limited Maturity Fund are currently estimated to be $57,100. The expenses of the Reorganization attributable to California Fund are currently estimated to be $56,300.

         Required Approvals. Consummation of the Insured Fund Acquisition requires the affirmative vote of Insured Fund shareholders, voting together as a single class, representing two-thirds of the outstanding shares entitled to be cast thereon. Consummation of the Limited Maturity Acquisition requires (i) the affirmative vote of Limited Maturity Fund shareholders, voting together as a single class, representing a majority of the outstanding shares entitled to be cast thereon, (ii) the affirmative vote of Class A and Class D shareholders of Limited Maturity Fund, voting together as a single class, representing a majority of the outstanding Class A and Class D shares entitled to be cast thereon, (iii) the affirmative vote of Class B shareholders of Limited Maturity Fund representing a majority of the Class B shares entitled to be cast thereon, and (iv) the affirmative vote of Class C shareholders of Limited Maturity Fund representing a majority of the Class C shares entitled to be cast thereon. Under the Agreement and Plan, an Acquisition will not be consummated unless all required votes for that Acquisition are obtained. Under the Agreement and Plan, the failure of either Insured Fund's or Limited Maturity Fund's shareholders to approve the Agreement and Plan will not affect the ability of the other Fund to proceed with the Reorganization. The Reorganization is also conditioned upon the receipt of certain regulatory approvals as well as either (i) a favorable ruling from the Internal Revenue Service relating to the tax-free treatment of the transaction, or (ii) an opinion of counsel relating to the tax-free treatment of the transaction.

         Termination of the Acquired Funds. After the Acquisitions, the Board of Trustees of each Trust shall take such action necessary to terminate each Acquired Fund as a separate series of the applicable Trust in accordance with the applicable Declaration of Trust and the laws of the Commonwealth of Massachusetts.

         Amendments and Conditions. The Agreement and Plan may be amended at any time prior to the Closing Date with respect to any of the terms therein. The obligations of each Fund pursuant to the Agreement and Plan are subject to various conditions, including the approval by California Fund shareholders of certain amendments to the California Fund's investment objective and policies, a registration statement on Form N-14 being declared effective by the Commission, approval of each Acquisition by shareholders of the applicable Acquired Fund, a favorable IRS ruling or an opinion of counsel being received as to tax matters, an opinion of counsel being received as to securities matters and the continuing accuracy of various representations and warranties of each Fund being confirmed by the respective parties.

         Termination, Postponement and Waivers. The Agreement and Plan may be terminated, and either Acquisition abandoned at any time, whether before or after adoption thereof by the shareholders of either Acquired Fund, prior to the Closing Date, or the Closing Date may be postponed: (i) by mutual consent of the Board of Trustees of each Trust; (ii) by the Board of Trustees of each Trust if any condition to the obligations of the Acquired Funds has not been fulfilled or waived by each such Board; or (iii) by the Board of Trustees of California Trust if any condition to California Fund's obligations has not been fulfilled or waived by such Board.

Potential Benefits to Shareholders as a Result of the Reorganization

         FAM believes that the Reorganization will benefit each Fund's shareholders. Following the Reorganization, (i) California Fund shareholders will remain invested in an open-end fund with no changes to its investment objectives and management arrangements (except that after the Reorganization, the Combined Fund will operate as an insured fund), and (ii) shareholders of the Acquired Funds will remain invested in an open-end fund that has an investment objective that is similar to that of each of the Acquired Funds. California Fund's Board of Trustees also considered the possible risks and costs to California Fund of becoming an insured fund and concluded that based on current portfolio holdings and market conditions the risks were minimal.

         Specifically, the total operating expenses of the Combined Fund after the Reorganization, as a percentage of net assets, will be substantially less than the current operating expenses for any Fund. In addition, certain fixed costs, such as costs of printing shareholder reports and proxy statements, legal expenses, audit fees, registration fees, mailing costs and other expenses, would be spread across a larger asset base, thereby lowering the expense ratio borne by shareholders of each Fund. FAM expects the expense savings realized as a result of the Reorganization will more than offset the higher management fee and 12b-1 fees that Limited Maturity Fund shareholders would pay in the Combined Fund.

         To illustrate the potential economies of scale, the table below shows the operating expense ratio for each class of shares as of August 31, 2001 for California Fund, Insured Fund, Limited Maturity Fund and the Combined Fund on a pro forma basis (including class specific distribution and account maintenance fees with respect to all Funds, and without giving effect to the voluntary waiver of a portion of the management fee and/or the reimbursement of certain expenses with respect to California Fund and Limited Maturity
Fund).

                                                                      Operating Expense Ratio
                                                       -------------------------------------------------
                                                                                   Limited
                                                       California     Insured      Maturity     Combined
Class of Shares                                           Fund          Fund        Fund          Fund
---------------                                        ----------     -------      --------     --------
A................................................         0.67%        0.93%         2.20%        0.66%
B................................................         1.18%        1.43%         2.55%        1.16%
C................................................         1.28%        1.53%         2.55%        1.26%
D................................................         0.77%        1.03%         2.30%        0.76%


         The following table sets forth the net assets of each Fund for each of the last three fiscal years:

                                                                      Net Assets
                                     --------------------------------------------------------------------
                                           Fiscal                 Fiscal                  Fiscal
                                          Year End               Year End                Year End
                                           1998*                   1999*                   2000*
                                     -------------------   --------------------   -----------------------
California Fund                         $ 604,808,154          $ 512,630,418           $  436,036,015
Insured Fund                               93,985,567             80,246,609               66,600,099
Limited Maturity Fund                       9,080,460              8,261,744                6,253,522

-----------------
* The fiscal year end for California Fund and Insured Fund is August 31 and the fiscal year end for Limited Maturity Fund is July 31.

         The preceding table illustrates that (i) the net assets of each Fund have decreased over the past several years and (ii) in all cases, net assets for each Fund as of their respective fiscal year ends in 2000 are below the net assets for Fund as of their respective fiscal year ends in 1998. FAM anticipates that if this decrease in net assets continues, the Funds might experience higher operating expense ratios. Conversely, FAM anticipates that the Funds as a combined entity might experience certain economies of scale, which might in turn result in a substantially lower overall operating expense ratio for shareholders of each Fund. Absent either Acquisition, the applicable Acquired Fund might experience the opposite result, that is, a higher operating expense ratio due to a continuing reduction in an already relatively small asset base. Although there can be no assurance that the foregoing would in fact occur, FAM believes that the economies of scale that may be realized as a result of the Reorganization would be beneficial to shareholders of each Fund.

         Based on the foregoing, the Board of Trustees of each Trust concluded that the Reorganization presents no significant risks or costs (including legal, accounting and administrative costs) that would outweigh the benefits discussed above. In approving the Reorganization, the Boards of Trustees of each Trust determined that the interests of existing shareholders of the respective Fund would not be diluted as a result of the Reorganization.

Tax Consequences of the Reorganization

         General. The Reorganization has been structured with the intention that each Acquisition will qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund has elected and qualified for the special tax treatment afforded "regulated investment companies" under the Code, and California Fund intends to continue to so qualify after the Reorganization. The Funds have jointly requested a private letter ruling from the IRS to the effect that for Federal income tax purposes: (i) the transfer of substantially all of the assets of each Acquired Fund to California Fund in exchange solely for shares of California Fund as provided in the Agreement and Plan will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and the Funds will each be deemed to be a "party" to the Reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to the Acquired Funds as a result of the asset transfer solely in exchange for California Fund shares or on the distribution of the California Fund shares to shareholders of each Acquired Fund under Section 361(c)(1) of the Code; (iii) under Section 1032 of the Code, no gain or loss will be recognized to California Fund on the receipt of assets of each Acquired Fund in exchange for California Fund shares; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the shareholders of each Acquired Fund on the receipt of Corresponding Shares of California Fund in exchange for their shares of the respective Acquired Fund; (v) in accordance with Section 362(b) of the Code, the tax basis of the assets of each Acquired Fund in the hands of California Fund will be the same as the tax basis of such assets in the hands of each Acquired Fund immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Corresponding Shares of California Fund received by the shareholders of the Acquired Funds in the Reorganization will be equal to the tax basis of the shares of the respective Acquired Fund surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a shareholder's holding period for the Corresponding Shares of California Fund will be determined by including the period for which such shareholder held the shares of the respective Acquired Fund exchanged therefor, provided, that such shares of each Acquired Fund were held as a capital asset; (viii) in accordance with Section 1223 of the Code, California Fund's holding period with respect to the assets of each Acquired Fund transferred will include the period for which such assets were held by the respective Acquired Fund; and (ix) the taxable year of each Acquired Fund will end on the effective date of the Reorganization, and pursuant to Section 381(a) of the Code and regulations thereunder, California Fund will succeed to and take into account certain tax attributes of each Acquired Fund, such as earnings and profits, capital loss carryovers and method of accounting.

         Under Section 381(a) of the Code, California Fund will succeed to and take into account certain tax attributes of the Acquired Funds including, but not limited to, earnings and profits, any net operating loss carryovers, any capital loss carryovers and method of accounting. The Code, however, contains special limitations with regard to the use of net operating losses, capital losses and other similar items in the context of certain reorganizations, including tax-free reorganizations pursuant to Section 368(a)(1)(C) of the Code, which could reduce the benefit of these attributes to California Fund. California Fund and the Acquired Funds have significant net realized capital losses. After the Reorganization, the Acquired Funds shareholders may benefit from the ability of California Fund to offset these capital losses against its realized capital gains, if any, subject to certain limitations. As a result of the Reorganization, however, the benefit of offsetting these capital losses may be diluted for shareholders of California Fund.

         Shareholders should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances. As the foregoing relates only to Federal income tax consequences, shareholders also should consult their tax advisers as to the foreign, state and local tax consequences of the Reorganization.

         Status as a Regulated Investment Company. Each Fund has elected and qualified to be taxed as a regulated investment company under Sections 851-855 of the Code, and after the Reorganization, California Fund intends to continue to operate so as to qualify as a regulated investment company. Following the liquidation and dissolution of each Acquired Fund and distribution of shares of California Fund to shareholders of each Acquired Fund, Insured Fund and Limited Maturity Fund will terminate as a separate series of the applicable Trust in accordance with the applicable Declaration of Trust and the laws of the Commonwealth of Massachusetts.

Appraisal Rights

         Shareholders of each Acquired Fund are not entitled to appraisal rights in connection with an Acquisition.

Capitalization

         The following tables set forth as of August 31, 2000: (i) the capitalization of each Fund and (ii) the pro forma capitalization of the Combined Fund as adjusted to give effect to the Reorganization.

               Capitalization of California Fund, Insured Fund, Limited Maturity Fund and Pro Forma Combined Fund as of August 31, 2000

                                                                     California Fund
                                           Class A               Class B              Class C                Class D
                                           -------               -------              -------                -------
Total Net Assets:                     $31,868,647            $200,408,704           $10,261,949          $193,496,715
Shares Outstanding:                     2,830,174              17,792,261               911,220            17,180,419
         Net Asset Value
         Per Share:                        $11.26                  $11.26                $11.26                $11.26


                                                                       Insured Fund
                                          Class A                 Class B              Class C                Class D
                                          -------                 -------              -------                -------

Total Net Assets:                      $7,852,222               $48,068,903          $2,813,896             $7,865,078
Shares Outstanding:                       772,889                 4,730,725             277,079                773,642
         Net Asset Value
         Per Share:                        $10.16                    $10.16              $10.16                 $10.17

                                                               Limited Maturity Fund (unaudited)
                                          Class A                 Class B              Class C                Class D
                                          -------                 -------              -------                -------

Total Net Assets:                      $1,000,551                $2,619,056             $28,266             $2,534,373
Shares Outstanding:                       100,298                   262,638               2,833                253,967
         Net Asset Value
         Per Share:                         $9.98                     $9.97               $9.98                  $9.98

                                                             Pro Forma Combined Fund (unaudited)*
                                           Class A                Class B              Class C                Class D
                                           -------                -------              -------                -------

Total Net Assets:                      $40,697,205             $250,980,123          $13,098,634          $203,836,898
Shares Outstanding:                      3,614,692               22,284,867            1,163,259            18,100,854
         Net Asset Value
         Per Share:                         $11.26                   $11.26               $11.26                $11.26

---------------------

* Total Net Assets and Net Asset Value Per Share include the aggregate value of the net assets of Insured Fund and Limited Maturity Fund that would have been transferred to California Fund had the Reorganization been consummated on August 31, 2000. Total Net Assets reflects the charge for estimated Reorganization expenses of $205,500, of which $56,300 is attributable to California Fund, $92,100 is attributable to Insured Fund and $57,100 is attributable to Limited Maturity Fund. No assurance can be given as to how many shares of California Fund, the Insured Fund or Limited Maturity Fund shareholders will receive on the date an Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of California Fund that actually will be received by such shareholders on or after such date.


                  INFORMATION CONCERNING THE SPECIAL MEETING

Date, Time and Place of Meeting

         The Meetings will be held on May 29, 2001, at the offices of FAM, 800 Scudders Mill Road, Plainsboro, New Jersey at 9:00 a.m., Eastern time (for Insured Fund) and at 9:30 a.m., Eastern time (for Limited Maturity Fund).

Solicitation, Revocation and Use of Proxies

         A shareholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the respective Acquired Fund. Although mere attendance at the Meetings will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person.

         All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the applicable Meeting in accordance with the directions on the proxies; if no direction is indicated on a properly executed proxy, such shares will be voted "FOR" approval of the Agreement and Plan.

         It is not anticipated that any matters other than the adoption of the Agreement and Plan will be brought before the Meetings. If, however, any other business properly is brought before either Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

Record Date and Outstanding Shares

         Only holders of record of shares of the Acquired Funds at the close of business on April 2, 2001 (the "Record Date") are entitled to vote at the Meetings or any adjournment thereof. As of the close of business on the Record Date, Insured Fund had [o] shares issued and outstanding and entitled to vote ( Class A shares, Class B shares, Class C shares and Class D shares) and Limited Maturity Fund had [o] shares issued and outstanding and entitled to vote ( Class A shares, Class B shares, Class C shares and Class D shares).

Security Ownership of Certain Beneficial Owners and Management of the Funds

         To the knowledge of California Trust, no person or entity owned beneficially or of record 5% or more of Insured Fund's outstanding shares as of the Record Date.

         At the Record Date, the Directors and officers of Insured Fund as a group (11 persons) owned an aggregate of less than 1% of the outstanding shares of California Fund and owned less than 1% of the outstanding shares of common stock of ML & Co.

         To the knowledge of California Trust, no person or entity owned beneficially or of record 5% or more of California Fund's outstanding shares as of the Record Date.

         At the Record Date, the Directors and officers of California Fund as a group (11 persons) owned an aggregate of less than 1% of the outstanding shares of California Fund and owned less than 1% of the outstanding shares of common stock of ML & Co.

         To the knowledge of Limited Maturity Trust, no person or entity owned beneficially or of record 5% or more of Limited Maturity Fund's outstanding shares as of the Record Date.

         At the Record Date, the Directors and officers of Limited Maturity Fund as a group (11 persons) owned an aggregate of less than 1% of the outstanding shares of California Fund and owned less than 1% of the outstanding shares of common stock of ML & Co.

Voting Rights and Required Vote

         For purposes of this Proxy Statement and Prospectus, each share of each class of Insured Fund and Limited Maturity Fund is entitled to one vote as described herein. For a description of the shareholder vote required to approve the Agreement and Plan, see "The Reorganization-Terms of the Agreement and Plan-Required Approvals." Under the Agreement and Plan, an Acquisition will not be consummated unless all required votes for that Acquisition are obtained. Under the Agreement and Plan, the failure of either Insured Fund's or Limited Maturity Fund's shareholders to approve the Agreement and Plan will not affect the ability of the other Fund to proceed with its Acquisition.

         A quorum for purposes of the Meeting of Insured Fund shareholders consists of one-third of the shares of Insured Fund entitled to vote at that Meeting, present in person or by proxy. A quorum for purposes of the Meeting of Limited Maturity Fund shareholders consists of one-third of the shares of each class of Limited Maturity Fund entitled to vote at that Meeting, present in person or by proxy. If, by the time scheduled for a Meeting, a quorum of the applicable Acquired Fund's shareholders is not present or if a quorum is present but sufficient votes to approve or disapprove of the Agreement and Plan are not received from the shareholders of such Acquired Fund, the persons named as proxies may propose one or more adjournments of that Meeting to permit further solicitation of proxies from shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the applicable Acquired Fund present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of the shareholders of such Acquired Fund.

                            ADDITIONAL INFORMATION

         The expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Proxy Statement and Prospectus will be borne by the Acquired Funds. The Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of shares of each Acquired Fund and will reimburse certain persons that each Acquired Fund may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners of shares of each Acquired Fund.

         In order to obtain the necessary quorum at each Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of each Acquired Fund. Each Fund has retained Shareholder Communications Corporation, 17 State Street, New York, New York 10004, to assist in the solicitation of proxies at a cost of approximately $3,500 plus out-of-pocket expenses, which are estimated to be $2000 per Fund.

         Broker-dealer firms, including Merrill Lynch, holding shares of the Acquired Funds in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the applicable Meeting. Broker-dealer firms, including Merrill Lynch, will not be permitted to vote without instructions with respect to the approval of the Agreement and Plan. Properly executed proxies that are returned but that are marked "abstain" or with respect to which a broker-dealer has received no instructions and therefore has declined to vote on the proposal ("broker non-votes") will be counted as present for the purposes of determining a quorum. However, abstentions and broker non-votes will have the same effect as a vote against approval of the Agreement and Plan.

         Management of the Acquired Funds knows of no other matters to be presented at the Meetings. However, if other matters are presented for a vote at the Meetings or any adjournment thereof, the proxy holders will vote the shares represented by properly executed proxies according to their judgement on those matters.

         This Proxy Statement and Prospectus does not contain all of the information set forth in the registration statements and the exhibits relating thereto, which the Funds, respectively, have filed with the Commission under the Securities Act and the Investment Company Act, to which reference is hereby made.

         Each Fund files reports and other information with the Commission. Reports, proxy statements, registration statements and other information filed by each Fund can be inspected and copied at the public reference facilities of the Commission in Washington, D.C. at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following regional offices of the Commission: New York Regional Office, at Seven World Trade Center, 13th Floor, New York, New York 10048; Pacific Regional Office, at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; and Midwest Regional Office, at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such materials can be obtained from the public reference section of the SEC at 450 Fifth Street, N.W., Washington, D.C.20549, at prescribed rates. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including each Fund and/or Trust, that files electronically with the Commission.

                               LEGAL PROCEEDINGS

         There are no material legal proceedings to which California Fund, Insured Fund, California Trust, Limited Maturity Fund or Limited Maturity Trust is a party.

                                LEGAL OPINIONS

         Certain legal matters in connection with each Acquisition will be passed upon for each Fund by Brown & Wood LLP, One World Trade Center, New York, New York 10048. Brown & Wood LLP will rely as to matters of
Massachusetts law on the opinion of Bingham Dana LLP, 150 Federal Street, Boston, Massachusetts 02110-1726.

                                    EXPERTS

         The financial highlights of each Fund included in this Proxy Statement and Prospectus, except for the financial highlights for the six-month period ended January 31, 2001 for Limited Maturity Fund, have been so included in reliance on the reports of Deloitte & Touche LLP, independent auditors, given on their authority as experts in auditing and accounting. The principal business address of Deloitte & Touche LLP is Princeton Forrestal Village, 116-300 Village Boulevard, Princeton, New Jersey 08540-6400. Deloitte & Touche LLP will serve as the independent auditors for the Combined Fund after the Reorganization.

                            SHAREHOLDERS' MEETINGS

         The Declaration of Trust of California Trust and the Declaration of Trust of Limited Maturity Trust do not require that any of the Funds hold annual meeting of shareholders. Each Fund will be required, however, to call special meetings of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements or of a change in the fundamental policies, objectives or restrictions of the Fund. Each Fund also would be required to hold a shareholders' meeting to elect new Board Members at such time as less than a majority of the board members holding office have been elected by shareholders. The by-laws of California Trust and Limited Maturity Trust each provide that a shareholders' meeting may be called at any time by a majority of the board members and shall be called by any board member upon written request of shareholders of any Fund holding in the aggregate not less than 10% of the outstanding shares of such Fund having voting rights.

                             SHAREHOLDER PROPOSALS

         A shareholder proposal intended to be presented at any subsequent meeting of shareholders of an Acquired Fund must be received by that Acquired Fund in a reasonable time before the solicitation relating to such meeting is to be made by the Board of the applicable Trust in order to be considered in that Acquired Fund's proxy statement and form of proxy relating to the meeting. Any shareholder of an Acquired Fund who desires to bring a proposal at any subsequent meeting of shareholders of that Acquired Fund without including such proposal in such Acquired Fund's proxy statement relating to the meeting must deliver notice of such proposal to that Acquired Fund in a reasonable time before that Acquired Fund begins to print and mail the proxy solicitation materials to be utilized in connection with such meeting.

            By Order of the Board of Trustees,


            ALICE A. PELLEGRINO
            Secretary
            Merrill Lynch California Insured Municipal Bond Fund of
              Merrill Lynch California Municipal Series Trust and
            Merrill Lynch California Limited Maturity Municipal Bond Fund of
              Merrill Lynch Multi-State Limited Maturity Municipal Series Trust


                                                                      EXHIBIT I


                     AGREEMENT AND PLAN OF REORGANIZATION


         THIS AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is made as of the _____ day of ________________, 2001, by and between Merrill Lynch California Municipal Series Trust, a Massachusetts business trust (the "California Trust"), on behalf of Merrill Lynch California Municipal Bond Fund (the "California Fund") and Merrill Lynch California Insured Municipal Bond Fund (the "Insured Fund") and Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, a Massachusetts business trust (the "Limited Maturity Trust"), on behalf of Merrill Lynch California Limited Maturity Municipal Bond Fund (the "Limited Maturity Fund").

                            PLAN OF REORGANIZATION

         The reorganization will comprise the following:

         (a)(1) the acquisition by California Fund, a series of California Trust, of substantially all of the assets, and the assumption of substantially all of the liabilities, of Insured Fund, a series of the California Trust, (2) the issuance by California Fund to Insured Fund of newly issued shares of beneficial interest of California Fund, each with a par value of $.10 per share, with an aggregate net asset value equal to the net asset value of the assets acquired, and reduced by the amount of the liabilities assumed, by the California Fund and (3) the subsequent distribution of Corresponding Shares (defined below) of California Fund to Insured Fund shareholders in proportion to such shareholder's interest in the Insured Fund; and

         (b)(1) the acquisition by California Fund of substantially all of the assets, and the assumption of substantially all of the liabilities, of Limited Maturity Fund, a series of the Limited Maturity Trust, (2) the issuance by California Fund to Limited Maturity Fund of newly issued shares of beneficial interest of California Fund, each with a par value of $.10 per share, with an aggregate net asset value equal to the net asset value of the assets acquired, and reduced by the amount of the liabilities assumed, by the California Fund and (3) the subsequent distribution of Corresponding Shares (defined below) of California Fund to Limited Maturity Fund shareholders in proportion to such shareholder's interest in the Limited Maturity Fund.

         The transaction described in each of paragraphs (a) and (b) above may be consummated upon and subject to the terms hereinafter set forth without the consummation of the transaction described in the other paragraph and would be referred to singly or collectively as the "Reorganization." California Fund, Insured Fund and Limited Maturity Fund are sometimes referred to herein collectively as the "Funds," California Fund and Insured Fund are sometimes referred to herein collectively as the "California Trust Funds," and Insured Fund and Limited Maturity Fund are sometimes referred to herein collectively as the "Acquired Funds." Except where otherwise indicated, when used in this Agreement, the term "California Fund" shall include the California Trust and the term "Insured Fund" shall include the California Trust. Each acquisition of assets and assumption of liabilities of an Acquired Fund by the California Fund is individually referred to herein as "Acquisition," "Insured Fund Acquisition," or "Limited Maturity Fund Acquisition," and the Acquisitions are together referred to herein as the "Reorganization."

         In the course of the Reorganization, shares of California Fund will be distributed to the shareholders of each Acquired Fund as follows: each shareholder of an Acquired Fund will be entitled to receive newly-issued shares of California Fund, par value $0.10 per share, having the same letter designation (e.g., Class A, Class B, Class C or Class D) (the "Corresponding Shares") as the shares of that Acquired Fund owned by such shareholder as of the Valuation Time (as defined in Section 3(c) of this Agreement). The aggregate net asset value of the Corresponding Shares of California Fund to be received by each shareholder of an Acquired Fund will equal the aggregate net asset value of the shares of that Acquired Fund owned by such shareholder as of the Valuation Time. In consideration therefor, on the Closing Date (as defined in Section 7 of this Agreement), California Fund shall acquire substantially all of the assets of each Acquired Fund and assume all of the obligations and liabilities then existing, whether absolute, accrued, contingent or otherwise, of each of the Acquired Funds. It is intended that the Acquisitions described in this Plan shall be reorganizations within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision.

         As promptly as practicable after the consummation of the Reorganization, California Trust will terminate Insured Fund as a series of the California Trust in accordance with the laws of the Commonwealth of Massachusetts, and Limited Maturity Trust will terminate Limited Maturity Fund as a series of the Limited Maturity Trust in accordance with the laws of the Commonwealth of Massachusetts.

                                   AGREEMENT

         In order to consummate the Reorganization and in consideration of the premises and the covenants and agreements hereinafter set forth, and intending to be legally bound, the California Trust and the Limited Maturity Trust hereby agree as follows:

1.       Representations and Warranties of the California Trust.
         ------------------------------------------------------

         The California Trust, on behalf of California Fund and Insured Fund represents and warrants to, and agrees with, Limited Maturity Trust that:

                  (a) The California Trust is a trust with transferable shares duly organized, validly existing and in good standing in conformity with the laws of the Commonwealth of Massachusetts, and has the power to own all of its assets and to carry out this Agreement. The California Trust has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

                  (b) The California Trust is duly registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company (File No. 811-4264), and such registration has not been revoked or rescinded and is in full force and effect. The California Trust has elected and qualified each of the California Trust Funds for the special tax treatment afforded regulated investment companies ("RICs") under Sections 851-855 of the Code at all times since inception and intends to continue to so qualify each of the California Trust Funds for the taxable year in which the Closing Date occurs, and California Fund, thereafter.

                  (c) As used in this Agreement, the term "Insured Fund Investments" shall mean (i) the investments of Insured Fund shown on the schedule of its investments as of the Valuation Time (as defined in Section 3(c) of this Agreement) furnished to California Fund, and (ii) all other assets owned by Insured Fund or liabilities incurred as of the Valuation Time.

                  (d) The Limited Maturity Trust has been furnished with a statement of assets and liabilities and a schedule of investments of the California Trust Funds, as of August 31, 2000, which are included in the Annual Reports which have been audited by Deloitte & Touche LLP, independent public accountants. An unaudited statement of assets and liabilities of California Trust Funds and an unaudited schedule of investments of California Trust Funds, each as of the Valuation Time, will be furnished to the Limited Maturity Trust at or prior to the Closing Date for the purpose of determining the number of shares of California Fund to be issued pursuant to Section 4 of this Agreement; and each will fairly present the financial position of the California Trust Funds as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

                  (e) The Limited Maturity Trust has been furnished with both California Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2000 and Insured Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2000 and the financial statements appearing in such reports, having been audited by Deloitte & Touche LLP, Independent Auditors, fairly present the financial position of both the California Fund and the Insured Fund as of the respective dates indicated, in conformity with accounting principles generally accepted in the United States of America, applied on a consistent basis. Any subsequent Semi-Annual Reports to Shareholders which may be available have also been furnished to the Limited Maturity Trust.

                  (f) The Limited Maturity Trust has been furnished with the prospectus and statement of additional information of the California Trust with respect to the California Fund, dated December 27, 2000, and with respect to the Insured Fund, dated December 27, 2000, said prospectuses and statements of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (g) The California Trust has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Trustees, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

                  (h) There are no material legal, administrative or other proceedings pending or, to the knowledge of the California Trust, threatened against it or either California Trust Fund which assert liability on the part of the California Trust or either California Trust Fund or which materially affect their financial condition or their ability to consummate the Reorganization. Neither the California Trust nor either of the California Trust Funds is charged with or, to the best of the knowledge of the California Trust, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

                  (i) The California Trust is not a party to or obligated under any contract or other commitment or obligation, and is not subject to any order or decree and there is no provision of its Declaration of Trust, as amended, or its by-laws, as amended, which would be violated by its execution of or performance under this Agreement.

                  (j) There are no material contracts outstanding relating to either California Trust Fund to which the California Trust is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (l) below) or will not otherwise be disclosed to the Limited Maturity Trust prior to the Valuation Time.

                  (k) California Fund and Insured Fund have no known liabilities of a material amount, contingent or otherwise, other than those shown on their statements of assets and liabilities referred to above, those incurred in the ordinary course of their businesses as series of an investment company since the date of their most recent Annual or Semi-Annual Reports, and those incurred in connection with the Reorganization. As of the Valuation Time, the California Trust will advise the Limited Maturity Trust in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time with respect to the California Trust Funds.

                  (l) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the California Trust of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Investment Company Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

                  (m) The registration statement filed by the California Trust on Form N-14 relating to the shares of California Fund to be issued pursuant to this Agreement which includes the proxy statement of the Insured Fund and the Limited Maturity Fund and the prospectus of the California Trust with respect to the transaction contemplated herein, and any supplement or amendment thereto or to the documents therein (as amended, the "N-14 Registration Statement"), on the effective date of the N-14 Registration Statement, at the time of the shareholders' meetings referred to in Section 6(a) of this Agreement and on the Closing Date, insofar as it relates to the California Trust Funds (i) complied or will comply in all material respects with the provisions of the Securities Act, the Exchange Act and the Investment Company Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the California Trust Funds with respect to the California Trust Funds for use in the N-14 Registration Statement as provided in Section 6(d) of this Agreement.

                  (n) The California Trust has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it on behalf of the California Trust Funds, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the California Trust and of each California Trust Fund have been adequately provided for on their books, and no tax deficiency or liability of the California Trust or any California Trust Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

                  (o) At both the Valuation Time and the Closing Date, the California Trust, on behalf of the California Fund, will have full right, power and authority to sell, assign, transfer and deliver the Corresponding Shares. At the Closing Date, subject only to the delivery of the Corresponding Shares as contemplated by this Agreement, the California Trust will have good and marketable title to all of the Corresponding Shares, and the Acquired Funds will acquire all of the Corresponding Shares free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Corresponding Shares or materially affect title thereto).

                  (p) California Fund shares to be issued to the Acquired Funds pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no shareholder of California Fund will have any preemptive right of subscription or purchase in respect thereof.

                  (q) The California Trust is authorized to issue an unlimited number of shares of beneficial interest, par value of $.10 per share, which have been divided into two series, and further divided into four classes, designated Class A, Class B, Class C and Class D shares; each outstanding share is fully paid and nonassessable and has full voting rights.

                  (r) The books and records of the California Trust with respect to the California Trust Funds made available to the Limited Maturity Trust and/or its counsel are true and correct and contain no material misstatements or omissions with respect to the operations of the California Trust Funds.

                  (s) At or prior to the Closing Date, the California Trust will have obtained any and all regulatory, Trustee and shareholder approvals with respect to California Fund and Insured Fund, necessary to effect the Reorganization as set forth herein.

2.       Representations and Warranties of the Limited Maturity Trust.
         ------------------------------------------------------------

         The Limited Maturity Trust, on behalf of the Limited Maturity Fund, represents and warrants to, and agrees with, the California Trust that:

                  (a) The Limited Maturity Trust is a trust with transferable shares duly organized, validly existing and in good standing in conformity with the laws of the Commonwealth of Massachusetts, and has the power to own all of its assets and to carry out this Agreement. The Limited Maturity Trust has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

                  (b) The Limited Maturity Trust is duly registered under the Investment Company Act as an open-end management investment company (File No. 811-6282), and such registration has not been revoked or rescinded and is in full force and effect. The Limited Maturity Trust has elected and qualified Limited Maturity Fund for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since inception and intends to continue to so qualify the Limited Maturity Fund for the taxable year in which the Closing Date occurs.

                  (c) As used in this Agreement, the term "Limited Maturity Investments" shall mean (i) the investments of Limited Maturity Fund shown on the schedule of investments as of the Valuation Time (as defined in Section 3(c) of this Agreement) furnished to California Trust, and (ii) all other assets owned by Limited Maturity Fund or liabilities incurred as of Valuation Time. The Limited Maturity Investments together with the Insured Investments may be referred to herein as the "Investments."

                  (d) The Limited Maturity Trust has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Trustees, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

                  (e) The California Trust has been furnished with a statement of assets and liabilities and a schedule of investments of the Limited Maturity Fund, as of July 31, 2000, whicih is included in the Annual Report which has been audited by Deloitte & Touche LLP, Independent Auditors. An unaudited statement of assets and liabilities of Limited Maturity Fund as of the Valuation Time, will be furnished to the California Trust at or prior to the Closing Date for the purpose of determining the number of shares of California Fund to be issued pursuant to Section 4 of this Agreement; and will fairly present the financial position of the Limited Maturity Fund as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

                  (f) The California Trust has been furnished with Limited Maturity Fund's Annual Report to Shareholders for the fiscal year ended July 31, 2000 and the financial statements appearing in such report, having been audited by Deloitte & Touche LLP, Independent Auditors, fairly present the financial position of the Limited Maturity Fund as of the respective dates indicated, in conformity with accounting principles generally accepted in the United States of America, applied on a consistent basis. Any subsequent Semi-Annual Reports to Shareholders which may be available have also been furnished to the California Trust.

                  (g) The California Trust has been furnished with the prospectus and statement of additional information of the Limited Maturity Trust with respect to the Limited Maturity Fund, dated November 22, 2000, said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (h) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Limited Maturity Trust, threatened against it or Limited Maturity Fund which assert liability on the part of the Limited Maturity Trust or Limited Maturity Fund or which materially affect their financial condition or their ability to consummate the Reorganization. Neither the Limited Maturity Trust nor the Limited Maturity Fund is charged with or, to the best of the knowledge of the Limited Maturity Trust, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

                  (i) There are no material contracts outstanding relating to the Limited Maturity Fund to which the Limited Maturity Trust is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to the California Trust prior to the Valuation Time.

                  (j) The Limited Maturity Trust is not a party to or obligated under any contract or other commitment or obligation, and is not subject to any order or decree and there is no provision of its Declaration of Trust, as amended, or its by-laws, as amended, which would be violated by its execution of or performance under this Agreement.

                  (k) Limited Maturity Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statement of assets and liabilities referred to above, those incurred in the ordinary course of its business as a series of an investment company since the date of its most recent Annual or Semi-Annual Report, and those incurred in connection with the Reorganization. As of the Valuation Time, the Limited Maturity Trust will advise the California Trust in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time with respect to the Limited Maturity Fund.

                  (l) The Limited Maturity Trust has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it on behalf of Limited Maturity Fund, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Limited Maturity Trust and of Limited Maturity Fund have been adequately provided for on their books, and no tax deficiency or liability of the Limited Maturity Trust or Limited Maturity Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

                  (m) At both the Valuation Time and the Closing Date, the Limited Maturity Trust will have full right, power and authority to sell, assign, transfer and deliver the Limited Maturity Investments. At the Closing Date, subject only to the delivery of the Investments as contemplated by this Agreement, the Limited Maturity Trust will have good and marketable title to all of the Limited Maturity Investments, and the California Fund will acquire all of the Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Investments or materially affect title thereto).

                  (n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Limited Maturity Trust of the Reorganization, except such as may be required under the Securities Act, the Exchange Act and the Investment Company Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

                  (o) The N-14 Registration Statement, on its effective date, at the time of the shareholders' meetings referred to in Section 6(a) of this Agreement and on the Closing Date, insofar as it relates to the Limited Maturity Fund (i) complied or will comply in all material respects with the provisions of the Securities Act, the Exchange Act, and the Investment Company Act and the rules and regulations thereunder, and (ii) did not or will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to the statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Limited Maturity Trust for use in the N-14 Registration Statement as provided in
Section 6(d) of this Agreement.

                  (p) The Limited Maturity Trust is authorized to issue an unlimited number of shares of beneficial interest, par value of $.10 per share, which have been divided into two series, and further divided into four classes, designated Class A, Class B, Class C and Class D shares; each outstanding share is fully paid and nonassessable and has full voting rights.

                  (q) The books and records of the Limited Maturity Trust with respect to the Limited Maturity Fund made available to the California Trust and/or its counsel are true and correct and contain no material misstatements or omissions with respect to the operations of the Limited Maturity Fund.

                  (r) Limited Maturity Trust, on behalf of Limited Maturity Fund, will not sell or otherwise dispose of any shares of California Fund to be received in the Reorganization, except in distribution to shareholders of the Limited Maturity Fund.

3.       The Reorganization.
         ------------------

                  (a) Subject to receiving the requisite approval of the shareholders of an Acquired Fund, and to the other terms and conditions contained herein, the California Trust on behalf of the Insured Fund or the Limited Maturity Trust on behalf of the Limited Maturity Fund agree to convey, transfer and deliver to the California Fund, and the California Fund agrees to acquire from such Acquired Fund, on the Closing Date, all of the Investments (including interest accrued as of the Valuation Time on debt instruments) of the Acquired Fund, and cause California Fund to assume substantially all of the liabilities of that Acquired Fund, and the California Trust agrees to issue to each Acquired Fund that number of shares of California Fund provided in Section 4 of this Agreement. Pursuant to this Agreement, as soon as practicable on or after the Closing Date, each Acquired Fund will distribute all shares of California Fund received by it to its respective shareholders in liquidation of that Acquired Fund. Such distribution shall be accomplished by the opening of shareholder accounts on the share ledger records of California Fund in the amounts due the shareholders of each Acquired Fund based on their respective holdings in such Acquired Fund as of the Valuation Time.

                  (b) Each Acquired Fund will pay or cause to be paid to the California Trust for the benefit of California Fund any interest it receives on or after the Closing Date with respect to the Investments transferred to California Fund hereunder.

                  (c) The Valuation Time shall be 4:00 P.M., New York time, on ____________, 2001, or such earlier or later day and time as may be mutually agreed upon in writing (the "Valuation Time"). As used herein, the term Valuation Time shall mean the date and time stated in the preceding sentence or with respect to an Acquired Fund that does not obtain the required vote of its shareholders prior to the stated date and time, such later date and time as may be agreed upon by such Acquired Fund and California Trust.

                  (d) California Fund will acquire substantially all of the assets of, and assume substantially all of the liabilities of, each Acquired Fund, except that recourse for such liabilities will be limited to the net assets of that Acquired Fund acquired by California Fund. The liabilities of each Acquired Fund as of the Valuation Time shall be confirmed in writing to the California Fund by that Acquired Fund pursuant to Sections 1(k) or 2(k), as applicable, of this Agreement.

                  (e) California Trust and Limited Maturity Trust will file with the Commonwealth of Massachusetts any instrument as may be required by the Commonwealth of Massachusetts to effect the transfer of the Investments to California Fund.

                  (f) The existence of an Acquired Fund will terminate following the distribution referred to in subparagraph (a) above, and the Trustees of California Trust and the Trustees of Limited Maturity Trust shall execute and lodge among the records of each respective Trust an instrument in writing setting forth the fact of such termination of the Insured Fund or the Limited Maturity Fund, as applicable, and cause a copy thereof to be filed in the Office of the Secretary of State of the Commonwealth of Massachusetts.

4.       Issuance and Valuation of Shares of California Fund in the
         Reorganization.
         ----------------------------------------------------------

         Full shares of California Fund, and to the extent necessary, any fractional shares of California Fund, of an aggregate net asset value equal to the net asset value of the assets of each Acquired Fund acquired, determined as hereinafter provided, reduced by the amount of liabilities of such Acquired Fund assumed by California Fund, shall be issued by the California Fund as consideration for such assets of that Acquired Fund. The net asset value of each of the Acquired Funds and California Fund shall be determined in accordance with the procedures described in the California Fund Prospectus as of the Valuation Time. Such valuation and determination shall be made by the California Fund in cooperation with each Acquired Fund. The California Fund shall issue Class A, Class B, Class C and Class D shares of California Fund to each Acquired Fund in certificates or share deposit receipts (one in respect to each class) registered in the name of each Acquired Fund. Each Acquired Fund shall distribute corresponding shares of California Fund to its shareholders by redelivering such certificates to Financial Data Services, Inc.

5.       Payment of Expenses.
         -------------------

                  (a) The expenses of the Reorganization that are directly attributable to each Acquired Fund and the conduct of its business will be deducted from the assets of that Acquired Fund as of Valuation Time. These expenses are expected to include the expenses incurred in preparing, printing and mailing proxy materials to be utilized in connection with the Acquired Fund's shareholders meeting (the "Meeting") and the expenses related to the solicitation of proxies to be voted at that Meeting. The expenses attributable to California Fund include the costs of printing sufficient copies of its prospectus, and its most recent Annual Report and Semi-Annual Report to accompany the proxy statement and prospectus. The expenses of the Reorganization, including expenses in connection with obtaining the Internal Revenue Service ruling or preparing a tax opinion, if necessary, the preparation of this Agreement, legal fees, transfer agent fees and audit fees will be borne equally by the Funds.

                  (b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

6.       Covenants of California Trust and Limited Maturity Trust.
         --------------------------------------------------------

                  (a) California Trust and Limited Maturity Trust each agree to call a special meeting of shareholders of the respective Acquired Fund to be held as soon as is practicable after the effective date of the N-14 Registration Statement for the purpose of considering the Reorganization as described in this Agreement, and it shall be a condition to the obligations of each of the parties hereto that the holders of the required number of shares of each Acquired Fund, issued and outstanding and entitle to vote thereon shall have approved this Agreement at such a meeting at or prior to the Valuation Time. See Section 8(a) for the exact shareholder voting requirements for each Acquisition.

                  (b) California Trust covenants to operate the business of the California Fund and the Insured Fund and the Limited Maturity Trust covenants to operate the business of the Limited Maturity Fund as presently conducted between the date hereof and the Closing Date.

                  (c) California Trust and Limited Maturity Trust each agrees that following the consummation of the Reorganization, (i) California Trust will terminate the Insured Fund as a series of the California Trust in accordance with the laws of the Commonwealth of Massachusetts and any other applicable law, (ii) Limited Maturity Trust will terminate the Limited Maturity Fund as a series of the Limited Maturity Trust in accordance with the laws of the Commonwealth of Massachusetts and any other applicable law (iii) neither Acquired Fund will make any distributions of any shares of California Fund other than to shareholders of their respective Acquired Fund without first paying or adequately providing for the payment of all of the Acquired Funds' liabilities not assumed by California Fund, if any, and (iv) on and after the Closing Date, California Trust and Limited Maturity Trust shall not conduct any business with respect to the Insured Fund and Limited Maturity Fund, respectively, except in connection with such Acquired Fund's termination.

                  (d) California Fund will file the N-14 Registration Statement with the Securities and Exchange Commission (the "Commission") and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. California Trust and Limited Maturity Trust agree to cooperate fully with each other, and each will furnish to the other the information relating to the California Trust Funds and Limited Maturity Fund, respectively, to be set forth in the N-14 Registration Statement as required by the Securities Act, the Exchange Act, the Investment Company Act, and the rules and regulations thereunder.

                  (e) California Trust and Limited Maturity Trust each agrees that by the Closing Date all of the Federal and other tax returns and reports required to be filed on or before such date by the California Trust Funds and Limited Maturity Fund respectively, shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. California Fund agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of each Acquired Fund for its taxable period first ending after the Closing Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Closing Date, each of Insured Fund and Limited Maturity Fund shall prepare, or cause its agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by or with respect to such Acquired Fund's final taxable year ending with its termination and for any prior periods or taxable years and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by each Acquired Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Closing Date shall be borne by such Acquired Fund to the extent such expenses have been accrued by such Acquired Fund in the ordinary course without regard to the Reorganization.

                  (f) Each Acquired Fund agrees to mail to shareholders of record of each Acquired Fund entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the Exchange Act and Section 20(a) of the Investment Company Act, and the rules and regulations, respectively, thereunder.

                  (g) Following the consummation of the Reorganization, California Fund expects to stay in existence and continue its business as a series of an open-end management investment company registered under the Investment Company Act.

7.       Closing Date.
         ------------

                  (a) Delivery of the assets of the Acquired Funds to be transferred, together with any other Investments, and the shares of California Fund to be issued, shall be made at the offices of Brown & Wood LLP, One World Trade Center, New York, New York 10048, at 10:00 A.M. on the next full business day following the Valuation Time, or at such other place, time and date agreed to by the California Trust and Limited Maturity Trust, the date and time upon which such delivery is to take place being referred to herein as the "Closing Date." To the extent that any Investments, for any reason, are not transferable on the Closing Date, the Acquired Funds shall cause such Investments to be transferred to the California Fund's account with The Bank of New York at the earliest practicable date thereafter.

                  (b) Each Acquired Fund will deliver to California Fund on the Closing Date confirmations or other adequate evidence as to the tax basis of each of their respective Investments delivered to the California Fund hereunder, certified by Deloitte & Touche LLP.

                  (c) As soon as practicable after the close of business on the Closing Date, each Acquired Fund shall deliver to the California Fund a list of the names and addresses of all its shareholders of record on the Closing Date and the number of shares owned by each such shareholder, certified to the best of its knowledge and belief by the transfer agent for that Acquired Fund or by its President.

                  (d) As used in this section and throughout this Agreement, Closing Date shall mean the date on which the Reorganization is consummated as to an Acquired Fund. The parties agree that the Reorganization may be consummated separately as to each Acquired Fund on one or more Closing Dates.

8.       Acquired Fund Conditions.
         ------------------------

         The obligations of each Acquired Fund hereunder shall be subject to the following conditions:

                  (a) That this Agreement shall have been adopted, and the Insured Fund Acquisition shall have been approved by the affirmative vote of Insured Fund shareholders, voting together as a single class, representing two-thirds of the outstanding shares entitled to be cast thereon; and the Limited Maturity Acquisition shall have been approved by (i) the affirmative vote of Limited Maturity Fund shareholders, voting together as a single class, representing a majority of the outstanding shares entitled to be cast thereon,
(ii) the affirmative vote of Class A and Class D shareholders of Limited Maturity Fund, voting together as a single class, representing a majority of the outstanding Class A and Class D shares entitled to be cast thereon, (iii) the affirmative vote of Class B shareholders of Limited Maturity Fund representing a majority of the Class B shares entitled to be cast thereon and
(iv) the affirmative vote of Class C shareholders of Limited Maturity Fund representing a majority of the Class C shares entitled to be cast thereon; and by the affirmative vote of a majority of the Board of Trustees of the California Trust. An Acquisition will not be consummated unless all required votes for that Acquisition are obtained. The failure of either Insured Fund's or Limited Maturity Fund's shareholders to approve the Agreement and Plan will not affect the ability of the other Fund to proceed with the Reorganization.

                  (b) That California Trust shall have delivered to that Acquired Fund a copy of the resolution approving this Agreement adopted by the California Trust's Board of Trustees, on behalf of the California Fund, certified by the Secretary of the California Trust.

                  (c) That California Fund shall have furnished to that Acquired Fund, a statement of California Fund's assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a schedule of its investments, all as of the Valuation Time, certified on California Fund's behalf by the President (or any Vice President) and the Treasurer of the California Trust, and a certificate signed by the President (or any Vice President) and Treasurer of the California Trust, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of California Fund since the date of financials in most recent Annual Report to Shareholders, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

                  (d) That California Fund shall have furnished to that Acquired Fund a certificate signed by the President (or any Vice President) and the Treasurer of the California Trust, dated as of the Closing Date, certifying on behalf of the California Fund that, as of the Valuation Time and as of the Closing Date all representations and warranties of California Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that California Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

                  (e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

                  (f) That each Acquired Fund shall have received an opinion of Bingham Dana LLP as Massachusetts counsel to the California Trust, in form satisfactory to that Acquired Fund and dated the Closing Date, to the effect that (i) California Trust is a trust duly organized, validly existing and in good standing in conformity with the laws of the Commonwealth of Massachusetts; (ii) the Corresponding Shares of California Fund to be delivered to shareholders of the Acquired Funds as provided for by this Agreement are duly authorized and, upon delivery, will be validly issued and outstanding and fully paid and nonassessable, except for possible liability of shareholders as set forth in the "Comparison of the Funds -Purchase of Shares" section of the Proxy Statement and Prospectus, by California Fund, and no shareholder of the California Fund has any preemptive right to subscription or purchase in respect thereof (pursuant to the Declaration of Trust, as amended, or the by-laws of the California Trust or, to the best of such counsel's knowledge, or Massachusetts law); (iii) this Agreement, to the extent Massachusetts law applies, has been duly authorized, executed and delivered by California Fund; (iv) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate the Declaration of Trust, as amended, the by-laws of the California Trust or to the best of such counsel's knowledge, Massachusetts law; (v) to the best of such counsel's knowledge, no consent, approval, authorization or order of any Massachusetts state court or governmental authority is required for the consummation by the California Fund of the Reorganization, except (x) a filing with the Secretary of the Commonwealth of Massachusetts to terminate each of the Acquired Funds, and (y) such as may be required under Massachusetts state securities laws; and
(vi) such opinion is solely for the benefit of the Acquired Funds and the California Trust and the Limited Maturity Trust and their respective Trustees and officers. In giving the opinion set forth above, Bingham Dana LLP may state that it is relying on certificates of officers of the California Trust with regard to matters of fact and certain certificates and written statements of government officials with respect to the good standing of the California Trust.

                  (g) That each Acquired Fund shall have received an opinion of Brown & Wood LLP, as counsel to the California Trust, in form satisfactory to that Acquired Fund, dated the Closing Date, to the effect that (i) to the best of such counsel's knowledge, no consent, approval, authorization or order of any United States Federal court or governmental authority is required for the consummation by the California Trust of the Reorganization, except such as have been obtained under the Securities Act, the Exchange Act and the Investment Company Act and the published rules and regulations of the Commission thereunder and under state securities or blue sky laws; (ii) this Agreement has been duly authorized, executed and delivered by California Fund, and represents a valid and binding contract, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto; provided, that such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (iii) the N-14 Registration Statement has become effective under the Securities Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, and the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the Securities Act, the Exchange Act and the Investment Company Act and the published rules and regulations of the Commission thereunder; (iv) the descriptions in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; (v) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (vi) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provision of any agreement (known to such counsel) to which the California Trust is a party or by which the California Trust or California Fund is bound; (vii) the California Trust, to the knowledge of such counsel, is not required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities or blue sky laws, and except where each has so qualified or the failure so to qualify would not have a material adverse effect on the California Fund, or its shareholders; (viii) such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding pending or threatened against California Fund, the unfavorable outcome of which would materially and adversely affect California Fund; and (ix) all actions required to be taken by the California Trust to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary actions on the part of California Trust. Such opinion also shall state that (x) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to its attention that would lead it to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (2) the prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (y) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to the California Trust or California Fund contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Brown & Wood LLP may state that it is relying on certificates of officers of the California Trust with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of the California Trust and on the opinion of Bingham Dana LLP as to matters of Massachusetts law.

                  (h) That each Acquired Fund shall have received either (a) a private letter ruling from the Internal Revenue Service or (b) an opinion of Brown & Wood LLP to the effect that for Federal income tax purposes (i) the transfer of all of each Acquired Fund's Investments to California Fund solely for shares of California Fund as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and each Fund will be deemed to be a "party" to the Reorganization within the meaning of Section 368(b); (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized by the Acquired Funds as a result of the asset transfer solely for shares of California Fund or on the distribution of California Fund shares to shareholders of the respective Acquired Fund under
Section 361(c)(1); (iii) under Section 1032 of the Code, no gain or loss will be recognized to California Fund on the receipt of assets of the Acquired Funds as consideration for shares of California Fund; (iv) in accordance with
Section 354(a)(1) of the Code, no gain or loss will be recognized to the shareholders of any Acquired Fund on the receipt of Corresponding Shares of California Fund for their shares of such Acquired Fund; (v) in accordance with
Section 362(b) of the Code, the tax basis of the assets of each Acquired Fund in the hands of California Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Corresponding Shares of California Fund received by the shareholders of each Acquired Fund in the Reorganization will be equal to the tax basis of the shares of such Acquired Fund surrendered therefor; (vii) in accordance with Section 1223 of the Code, a shareholder's holding period for the Corresponding Shares of California Fund will be determined by including the period for which such shareholder held the shares of the Acquired Fund received therefor, provided, that such Acquired Fund shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, California Fund's holding period with respect to the assets transferred by each Acquired Fund will include the period for which the assets were held by such Acquired Fund; and (ix) the taxable year of each Acquired Fund will end on the effective date of the Reorganization, and pursuant to Section 381(a) of the Code and regulations thereunder, California Fund will succeed to and take into account certain tax attributes of each Acquired Fund, such as earnings and profits, capital loss carryovers and method of accounting.

                  (i) That all proceedings taken by California Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to each Acquired Fund.

                  (j) That the N-14 Registration Statement shall have become effective under the Securities Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of California Fund, be contemplated by the Commission.

                  (k) That each Acquired Fund shall have received from Deloitte & Touche LLP a letter dated as of the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Closing Date, in form and substance satisfactory to the Acquired Fund, to the effect that (i) they are independent public accountants with respect to California Fund within the meaning of the Securities Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of California Fund included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the published rules and regulations thereunder; and (iii) on the basis of limited procedures agreed upon by the Limited Maturity Trust and the California Trust and described in such letter (but not an examination in accordance with auditing standards generally accepted in the United States of America) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of California Fund included, or incorporated by reference in the N-14 Registration Statement, and inquiries of certain officials of the California Fund responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with accounting principles generally accepted in the United States of America, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by the Limited Maturity Trust and the California Trust and described in such letter (but not an examination in accordance with auditing standards generally accepted in the United States of America), the information relating to California Fund appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of the California Fund or from schedules prepared by officials of the California Fund having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

                  (l) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the Investment Company Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the Investment Company Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of the California Fund or would prohibit the Reorganization.

                  (m) That the Acquired Fund shall have received from the Commission such orders or interpretations as Brown & Wood LLP, as counsel to that Acquired Fund, deems reasonably necessary or desirable under the Securities Act and the Investment Company Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

9.       The California Trust Conditions.
         -------------------------------

         The obligations of the California Trust with respect to each Acquired Fund hereunder shall be subject to the following conditions:

                  (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the required vote of the shareholders of that Acquired Fund; and that the Acquired Fund shall have delivered to the California Trust a copy of the resolution approving this Agreement adopted by the Board of Trustees of the Trust of which the Acquired Fund is a series, and a certificate setting forth the vote of that Acquired Fund's shareholders obtained, each certified by the Secretary of the Trust of which the Acquired Fund is a series.

                  (b) That the Acquired Fund shall have furnished to the California Fund a statement of that Acquired Fund's assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with its respective dates of acquisition and tax costs, all as of the Valuation Time, certified on such Acquired Fund's behalf by the President (or any Vice President) and the Treasurer of the Trust of which the Acquired Fund is a series, and a certificate of both such officers, dated the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquired Fund since the date of such Acquired Fund's most recent Annual or Semi-Annual Report, as applicable, other than changes in the Acquired Fund Investments since that date or changes in the market value of the Acquired Fund Investments.

                  (c) That the Acquired Fund shall have furnished to the California Fund a certificate signed by the President (or any Vice President) and the Treasurer of the Trust of which the Acquired Fund is a series, dated the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

                  (d) That each Acquired Fund shall have delivered to the California Fund a letter from Deloitte & Touche LLP, dated the Closing Date, stating that such firm has performed a limited review of the Federal, state and local income tax returns of such Acquired Fund for the period ended August 31, 2000 (which returns originally were prepared and filed by the Trust of which the Acquired Fund is a series), and that based on such limited review, nothing came to their attention which caused them to believe that the returns did not properly reflect, in all material respects, the Federal, state and local income taxes of such Acquired Fund for the period covered thereby; and that for the period from September 1, 2000, to and including the Closing Date and for any taxable year of such Acquired Fund ending upon the termination of such Acquired Fund, such firm has performed a limited review to ascertain the amount of applicable Federal, state and local taxes, and has determined that either such amount has been paid or reserves established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of Federal, state and local taxes for the period from September 1, 2000, to and including the Closing Date and for any taxable year of such Acquired Fund ending upon the termination of such Acquired Fund or that such Acquired Fund would not continue to qualify as a RIC for Federal income tax purposes.

                  (e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

                  (f) That the California Trust shall have received an opinion of Bingham, Dana LLP, Massachusetts counsel to each Acquired Fund, in form satisfactory to the California Trust and dated the Closing Date, to the effect that (i) each of the California Trust and the Limited Maturity Trust is a trust with transferable shares duly organized, validly existing and in good standing in conformity with the laws of the Commonwealth of Massachusetts;
(ii) this Agreement, to the extent Massachusetts law applies, has been duly authorized, executed and delivered by each Acquired Fund; (iii) each Acquired Fund has the power to sell, assign, transfer and deliver the assets transferred by it hereunder and, upon consummation of the Reorganization in accordance with the terms of this Agreement, each Acquired Fund will have duly transferred such assets and liabilities in accordance with this Agreement;
(iv) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate the applicable Declaration of Trust, as amended, the by-laws of each Acquired Fund or, to the best of such counsel's knowledge, Massachusetts law; (v) to the best of such counsel's knowledge, no consent, approval, authorization or order of any Massachusetts state court or governmental authority is required for the consummation by the Acquired Fund of the Reorganization, except (x) a filing with the Secretary of the Commonwealth of Massachusetts to terminate each of the Acquired Funds, and (y) such as may be required under Massachusetts state securities laws; and (vi) such opinion is solely for the benefit of the Acquired Funds and the California Trust and the Limited Maturity Trust and their respective Trustees and officers. In giving the opinion set forth above, Bingham Dana LLP may state that it is relying on certificates of officers of the Limited Maturity Trust and the California Trust with regard to matters of fact and certain certificates and written statements of government officials with respect to the good standing of the Limited Maturity Trust and the California Trust.

                  (g) That the California Trust shall have received an opinion of Brown & Wood LLP, as counsel to each Acquired Fund, in form satisfactory to the California Trust and dated the Closing Date, to the effect that (i) to the best of such counsel's knowledge no consent, approval, authorization or order of any United States Federal court or governmental authority is required for the consummation by either Acquired Fund of the Reorganization, except such as have been obtained under the Securities Act, the Exchange Act and the Investment Company Act and the published rules and regulations of the Commission thereunder and under state securities or blue sky laws; (ii) this Agreement has been duly authorized, executed and delivered by each Acquired Fund and represents a valid and binding contract, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, provided, that such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (iii) the proxy statement contained in the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the Exchange Act and the Investment Company Act and the published rules and regulations of the Commission thereunder; (iv) the descriptions in the proxy statement of statutes, legal and governmental proceedings insofar as those requirements relate to information regarding the Acquired Fund or the Trust of which it is a series and contracts and other documents are accurate and fairly present the information required to be shown; (v) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of a character required to be described in the proxy statement contained in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (vi) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provision of any agreement (known to such counsel) to which an Acquired Fund is a party or by which an Acquired Fund or the Trust of which it is a series is bound; (vii) the Acquired Funds, to the knowledge of such counsel, are not required to qualify to do business as foreign corporations in any jurisdiction except as may be required by state securities or blue sky laws, and except where each has so qualified or the failure so to qualify would not have a material adverse effect on the Acquired Fund, or its shareholders; (viii) such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding pending or threatened against an Acquired Fund, the unfavorable outcome of which would materially and adversely affect that Acquired Fund; and (ix) all actions required to be taken by the Acquired Fund or the Trust of which it is a series to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary actions on the part of that Acquired Fund. Such opinion also shall state that (x) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to its attention that would lead it to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (2) the proxy statement included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (y) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to either Acquired Fund or the Trust of which it is a series contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Brown & Wood LLP may state that it is relying on certificates of officers of the Acquired Fund or the Trust of which it is a series with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of the Acquired Fund or the Trust of which it is a series and on the opinion of Bingham Dana LLP as to matters of Massachusetts law.

                  (h) That the California Trust shall have received a private letter ruling from the Internal Revenue Service, or an opinion of Brown & Wood LLP, with respect to the matters specified in Section 8(h) of this Agreement.

                  (i) That the Investments to be transferred to the California Fund shall not include any assets or liabilities which the California Fund, by reason of charter limitations or otherwise, may not properly acquire or assume.

                  (j) That all proceedings taken by each Acquired Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the California Trust.

                  (k) That the N-14 Registration Statement shall have become effective under the Securities Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of that Acquired Fund, contemplated by the Commission.

                 (l) With respect to each Acquired Fund, the California Trust shall have received from Deloitte & Touche LLP a letter dated as of the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Closing Date, in form and substance satisfactory to the California Trust, to the effect that (i) they are independent public accountants with respect to each Acquired Fund within the meaning of the Securities Act and the applicable published rules and regulations thereunder;
(ii) in their opinion, the financial statements and supplementary information of each Acquired Fund included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by the Limited Maturity Trust and the California Trust and described in such letter (but not an examination in accordance with auditing standards generally accepted in the United States of America) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of either Acquired Fund included or incorporated by reference in the N-14 Registration Statement, and inquiries of certain officials of the Acquired Fund responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with accounting principles generally accepted in the United States of America, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by the Limited Maturity Trust and the California Trust and described in such letter (but not an examination in accordance with auditing standards generally accepted in the United States of America), the information relating to each Acquired Fund appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of the Acquired Fund or from schedules prepared by officials of the Acquired Fund having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

                  (m) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the Investment Company Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the Investment Company Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of that Acquired Fund or would prohibit the Reorganization.

                  (n) That the California Trust shall have received from the Commission such orders or interpretations as Brown & Wood LLP , as counsel to the California Trust, deems reasonably necessary or desirable under the Securities Act and the Investment Company Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

                  (o) That prior to the Closing Date, that Acquired Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to shareholders of that Acquired Fund all of such Fund's investment company taxable income, tax-exempt net income and net capital gain for the period to and including the Closing Date, if any (computed without regard to any deduction for dividends paid).

10.      Termination, Postponement and Waivers.
         -------------------------------------

                  (a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of each Acquired Fund) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Board of Trustees of the California Trust and the Board of Trustees of the Limited Maturity Trust; (ii) by the Board of Trustees of the Limited Maturity Trust if any condition of the obligations of the Limited Maturity Trust or the Limited Maturity Fund set forth in this Agreement has not been fulfilled or waived by such Board; or
(iii) by the Board of Trustees of the California Trust if any condition of the obligations of the California Trust or of either California Trust Fund set forth in this Agreement has not been fulfilled or waived by such Board.

                  (b) If the transactions contemplated by this Agreement have not been consummated by December 31, 2001, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Board of Trustees of the California Trust and the Board of Trustees of the Limited Maturity Trust.

                  (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either the California Trust or the Limited Maturity Trust or persons who are their trustees, directors, officers, agents or shareholders in respect of this Agreement.

                  (d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Trustees of the California Trust or the Board of Trustees of the Limited Maturity Trust, respectively (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of each Acquired Fund and California Fund, respectively, on behalf of which such action is taken. In addition, the Board of Trustees of the California Trust and the Board of Trustees of the Limited Maturity Trust have delegated to Fund Asset Management, L.P. the ability to make non-material changes to the transaction if it deems it to be in the best interests of the California Trust and the Limited Maturity Trust to do so.

                  (e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither the California Trust nor the Limited Maturity Trust nor any of their officers, directors or trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, director or trustee, agent or shareholder of the California Trust or the Limited Maturity Trust against any liability to the entity for which that officer, director or trustee, agent or shareholder so acts or to its shareholders, to which that officer, director or trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

                  (f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Board of Trustees of the California Trust and the Board of Trustees of the Limited Maturity Trust to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Acquired Funds unless such terms and conditions shall result in a change in the method of computing the number of shares of California Fund to be issued to the Acquired Funds for distribution to the shareholders in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the Acquired Funds prior to the meetings at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the California Trust promptly shall call a special meeting of shareholders of the Insured Fund and Limited Maturity Trust promptly shall call a special meeting of shareholders of the Limited Maturity Fund, respectively, at which such conditions so imposed shall be submitted for approval.

11.      Indemnification.
         ---------------

                  (a) Each Acquired Fund hereby agrees severally to indemnify and hold the California Fund harmless from all loss, liability and expense (including reasonable counsel fees and expenses in connection with the contest of any claim) which California Fund may incur or sustain by reason of the fact that (i) the California Fund shall be required to pay any corporate obligation of such Acquired Fund, whether consisting of tax deficiencies or otherwise, based upon a claim or claims against such Acquired Fund which were omitted or not fairly reflected in the financial statements to be delivered to the California Fund in connection with the Reorganization; (ii) any covenant of such Acquired Fund has been breached in any material respect; or (iii) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (b) the Proxy Statement and Prospectus delivered to the shareholders of that Acquired Fund and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished to the Acquired Fund by the California Fund.

                  (b) The California Trust, on behalf of the California Fund, hereby agrees to indemnify and hold each Acquired Fund harmless severally from all loss, liability and expenses (including reasonable counsel fees and expenses in connection with the contest of any claim) which such Acquired Fund may incur or sustain by reason of the fact that (i) any representations or warranties made by the California Fund in this Agreement should prove false or erroneous in any material respect, (ii) any covenant of the California Fund has been breached in any material respect, or (iii) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, not misleading or (b) the Proxy Statement and Prospectus delivered to shareholders of the Acquired Fund and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished to the California Fund by the Acquired Fund seeking indemnification.

                  (c) In the event that any claim is made against the California Fund in respect of which indemnity may be sought by the California Fund from an Acquired Fund under Section 11(a) of this Agreement, or in the event that any claim is made against an Acquired Fund in respect of which indemnity may be sought by such Acquired Fund from the California Fund under
Section 11(b) of this Agreement, then the party seeking indemnification (the "Indemnified Party"), with reasonable promptness and before payment of such claim, shall give written notice of such claim to the other party (the "Indemnifying Party"). If no objection as to the validity of the claim is made in writing to the Indemnified Party by the Indemnifying Party within thirty
(30) days after the giving of notice hereunder, then the Indemnified Party may pay such claim and shall be entitled to reimbursement therefor, pursuant to this Agreement. If, prior to the termination of such thirty-day period, objection in writing as to the validity of such claim is made to the Indemnified Party, the Indemnified Party shall withhold payment thereof until the validity of such claim is established (i) to the satisfaction of the Indemnifying Party, or (ii) by a final determination of a court of competent jurisdiction, whereupon the Indemnified Party may pay such claim and shall be entitled to reimbursement thereof, pursuant to this Agreement, or (iii) with respect to any tax claims, within seven (7) calendar days following the earlier of (A) an agreement between the Acquired Fund seeking indemnification and the California Trust that an indemnity amount is payable, (B) an assessment of a tax by a taxing authority, or (c) a "determination" as defined in Section 1313(a) of the Code. For purposes of this Section 11, the term "assessment" shall have the same meaning as used in Chapter 63 of the Code and Treasury Regulations thereunder, or any comparable provision under the laws of the appropriate taxing authority. In the event of any objection by the Indemnifying Party, the Indemnifying Party promptly shall investigate the claim, and if it is not satisfied with the validity thereof, the Indemnifying Party shall conduct the defense against such claim. All costs and expenses incurred by the Indemnifying Party in connection with such investigation and defense of such claim shall be borne by it. These indemnification provisions are in addition to, and not in limitation of, any other rights the parties may have under applicable law.

12.      Other Matters.
         -------------

                  (a) Pursuant to Rule 145 under the Securities Act, and in connection with the issuance of any shares to any person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), the California Trust, on behalf of the California Fund, will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

                           THESE SHARES ARE SUBJECT TO RESTRICTIONS ON
                  TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO MERRILL LYNCH CALIFORNIA MUNICIPAL SERIES TRUST (OR ITS STATUTORY SUCCESSOR) OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

         and, further, that stop transfer instructions will be issued to the California Fund's transfer agent with respect to such shares. Each Acquired Fund will provide the California Fund on the Closing Date with the name of any shareholder who is to the knowledge of such Acquired Fund an affiliate of that Acquired Fund on such date.

                  (b) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

                  (c) Any notice, report or demand required or permitted by any provision of this Agreement shall be in writing and shall be made by hand delivery, prepaid certified mail or overnight service, addressed to the Limited Maturity Trust or the California Trust, in either case at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attn: Terry K. Glenn, President.

                  (d) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

                  (e) A copy of Limited Maturity Trust's Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts. The California Trust acknowledges that the obligations of or arising out of this instrument are not binding upon any of Limited Maturity Trust's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Limited Maturity Trust. The California Trust further acknowledges that the assets and liabilities of each series of the Limited Maturity Trust are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the series on whose behalf the Limited Maturity Trust has executed this Agreement.

                  (f) A copy of the California Trust's Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts. The Limited Maturity Trust acknowledges that the obligations of or arising out of this instrument are not binding upon any of California Trust's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the California Trust. The Limited Maturity Trust further acknowledges that the assets and liabilities of each series of the California Trust are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the series on whose behalf the California Trust has executed this Agreement.

         This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

                            MERRILL LYNCH MULTI-STATE LIMITED
                            MATURITY MUNICIPAL SERIES TRUST,
                            on behalf of
                            MERRILL LYNCH CALIFORNIA LIMITED
                            MATURITY MUNICIPAL BOND FUND


                        By: ___________________________________________________


Attest:


________________________________



                            MERRILL LYNCH CALIFORNIA MUNICIPAL SERIES
                            TRUST, on behalf of
                            MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL
                            BOND FUND


                        By: ___________________________________________________


Attest:


________________________________



                            MERRILL LYNCH CALIFORNIA MUNICIPAL SERIES
                            TRUST, on behalf of
                            MERRILL LYNCH CALIFORNIA MUNICIPAL BOND FUND


                        By: ___________________________________________________


Attest:


________________________________


                                                                     EXHIBIT II

                ECONOMIC AND FINANCIAL CONDITIONS IN CALIFORNIA

         The following information is a brief summary of factors affecting the economy of the State of California and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more of the most recent publicly available offering statements relating to debt offerings of California issuers, however, it has not been updated. The Funds have not independently verified the information.

General Economic Conditions

         The economy of the State of California (sometimes referred to herein as the "State") is the largest among the 50 states and is one of the largest in the world, having components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. Since 1995, California's economy has been performing strongly after suffering a deep recession between 1990-1994.

         Fuel and other energy prices have risen sharply in recent months affecting state and local government economies. The State Department of Finance notes that the State and national economies are much more energy-efficient than during the energy crises of the 1970s and early 1980s, and that, adjusted for inflation, motor fuel prices are still 20 percent below the 1981 level. (See "Recent Developments Regarding Natural Gas and Electricity" below.)

         California's July 1, 1999 population of over 34 million represented over 12 percent of the total United States population.

         California's population is concentrated in metropolitan areas. As of the April 1, 1990 census 96 percent of the State's population resided in the 23 Metropolitan Statistical Areas in the State. As of July 1, 1998, the five-county Los Angeles area accounted for 49 percent of the State's population with over 16.0 million residents and the 10-county San Francisco Bay Area represented 21 percent of the State's population with a population of over 7.0 million.

         Every January, California's Governor issues a preliminary budget for review by the California legislature. In the 2001-2002 Governor's Budget, released on January 10, 2001, the Department of Finance projected that the California economy will continue to grow, but at a more moderate pace in 2001, followed by more robust gains in 2002. The projection assumes a relatively flat stock market and a 10 percent reduction in stock option income in 2001-2002. The economic expansion has been marked by strong growth in high technology manufacturing and business services (including software, computer programming and the Internet), nonresidential construction, entertainment and tourism-related industries. Growth in 2000 was greater than earlier years in the economic expansion, with 3.6 percent year-over-year increase in nonfarm payroll employment. Unemployment, now less than 5 percent, is at the lowest rate in over 30 years. Taxable sales in 2000 were estimated at more than 11 percent above 1999 levels. Continued economic improvement in Asia (excluding Japan), ongoing strength in NAFTA partners Mexico and Canada, and solid growth in Europe are expected to further increase California-made exports in 2001 and 2002. Nonresidential construction has been strong for the past four years. New residential construction has increased since lows of the early 1990s recession, but remains lower than during the previous economic expansion in the 1980s.

         The State appears to have avoided the sharp slowdown in economic growth that affected much of the rest of the nation in the latter months of 2000. In the fourth quarter, United States gross domestic product growth slowed to a 1.4 percent annual rate from over 5 percent in the first half of 2000. The nation added only 138,000 jobs in the fourth quarter, of which 124,400 or 90 percent were in the State. Despite well-publicized problems among segments of the computer services industry ("dot-coms"), unemployment in the Silicon Valley area reached record lows in December 2000, including a 1.3 percent rate in Santa Clara County and 1.2 percent in neighboring San Mateo. Statewide, initial unemployment claims reached a 13-year low in January 2001.

         Nonetheless, the State eventually could be affected by the nationwide slowdown. Prospects for the nation's economy have deteriorated since the budget forecast was prepared in late November. The budget forecast of 3 percent United States economic growth in 2001 was in line with the December 10 Blue Chip Economic Indicators consensus of 3.1 percent growth. By the February 10 survey, the consensus forecast had slipped a full percentage point to 2.1 percent real growth. The energy situation poses an additional risk to the State's economy. (See "Recent Developments Regarding Natural Gas and Electricity" below.) Reliability of energy supply is important in several key industries, including computer services, electronics manufacturing and biotechnology. Slower than expected economic growth could adversely affect projected revenue growth for 2001-2002 and subsequent years.

1995-96 Through 1998-99 Fiscal Years

         Following a severe recession beginning in 1990, the State's financial condition improved markedly during the Fiscal Years (which begins on July 1 and ends on June 30) starting in 1995-1996, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing occurred over the end of the last five Fiscal Years.

         The California economy grew strongly during the Fiscal Years beginning in 1995-1996 years, and as a result, the General Fund (the principal operating fund that holds major revenue sources for the State) took in greater tax revenues (around $2.2 billion in 1995-1996, $1.6 billion in 1996-1997, $2.4 billion in 1997-1998, $1.7 billion in 1998-1999 and $8.2 billion in
1999-2000) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98 to make up shortfalls from reduced federal health and welfare aid in 1995-1996 and 1996-1997 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures.

         The following were major features of the 1998 Budget Act and certain additional fiscal bills enacted before the end of the legislative session:

                  The most significant feature of the 1998 Budget Act was agreement on a total of $1.4 billion of tax cuts. The central element was a bill that provided for a phased-in reduction of the Vehicle License Fee ("VLF"). Since the VLF is transferred to cities and counties under existing law, the bill provided for the General Fund to replace the lost revenues. Starting on January 1, 1999, the VLF has been reduced by 25 percent, at a cost to the General Fund of approximately $500 million in the 1998-1999 Fiscal Year and about $1 billion annually thereafter.

                  In addition to the cut in VLF the 1998, the Budget Act included both temporary and permanent increases in the personal income tax dependent credit ($612 million General Fund cost in 1998-1999, but less in future years), a nonrefundable renters' tax credit ($133 million), and various targeted business tax credits ($106 million).

                  On November 8, 1998, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability, Act." Proposition 98 changed State funding of public education below the university level, primarily by guaranteeing local school and community college ("K-14") schools a minimum share of General Fund revenues. Proposition 98 funding for K-14 schools was increased by $1.7 billion in General Fund moneys over revised 1997-1998 levels, over $300 million higher than the minimum Proposition 98 guarantee, of the 1998-1999 funds, major new programs included money for instructional and library materials, deferred maintenance, support for increasing the school year to 180 days and reduction of class sizes in Grade 9. The budget also included $250 million as repayment of prior years loans to schools, as part of the settlement of the California Teachers' Association v. Gould lawsuit. That lawsuit, filed in 1992, requires that the State and K-14 schools share in repayment of prior years' emergency loans to schools.
         (See "Constitutional and Statutory Limitations" below.)

                  Funding for higher education increased substantial above the actual 1997-1998 level. General Fund support was increased by $340 million (15.6 percent) for the University of California ("UC") and 267 million (14.1 percent) for the California State University ("CSU") system. In addition community college funding increased by $300 million (6.6 percent).

                  The 1998 Budget Act included increased funding for health, welfare and social services programs. A 4.99 percent grant increase was included in the basic welfare grants, the first increase in those grants in 9 years.

                  Funding for the judiciary and criminal justice programs increased by about 11 percent over 1997-1998, primarily to reflect increased State support for local trial courts and a rising prison population.

                  Major legislation enacted after the 1998 Budget Act included new funding for resources projects, a share of the purchase of the Headwaters Forest, funding for the Infrastructure and Economic Development Bank ($50 million) and funding for the construction of local jails. The State realized savings of $433 million from a reduction in the State's contribution to the State Teacher's Retirement System in 1998-1999.

         Final tabulation of revenues and expenditures contained in the 2000-2001 January Governor's Budget (the "2000 Governor's Budget"), released on January 10, 2000, reveals that stronger than expected economic conditions in the State produced total 1998-1999 General Fund revenues of about $58.6 billion, almost $1.6 billion above the 1998 Budget Act estimates. Actual General Fund expenditures were $57.8 billion, the amount estimated at the 1998 Budget Act. Some of this additional revenue was directed to K-14 schools pursuant to Proposition 98. The 2000 Governor's Budget reported a balance in the State's budget reserve fund at June 30, 1999 of approximately $3.1 billion.

         1999-2000 Fiscal Year Budget. On January 8,1999, Governor Davis released his proposed budget for Fiscal Year 1999-2000 (the "1999 January Governor's Budget"). The 1999 January Governor's Budget generally reported that General Fund revenues for Fiscal Year 1998-99 and Fiscal Year 1999-2000 would be lower than earlier projections (primarily due to weaker overseas economic conditions perceived in late 1998), while some welfare caseloads would be higher than earlier projections.

         The principal features of the 1999 Budget Act included the following:

            1. Proposition 98 funding for kindergarten through grade 12 ("K-12") schools was increased by 1.6 billion in General Fund moneys over revised 1998-99 levels, $108.6 million higher than the minimum Proposition 98 guarantee. Of the 1999-2000 funds, major new programs included money for reading improvement, new textbooks, school safety, improving teacher quality, funding teacher bonuses, providing greater accountability for school performance, increasing preschool and after school care programs and funding deferred maintenance of school facilities. The 1999 Budget also included $310 million as repayment of prior years' loans to schools, as part of the settlement of the California Teachers' Association v. Gould lawsuit. (See "Constitutional and Statutory Limitations" below.)

            2. Funding for higher education increased substantially above the actual 1998-99 level. General Fund support was increased by $184 million (7.3 percent) for UC and $126 million (5.9 percent) for the CSU system. In addition, community college funding increased by $324.3 million (6.6 percent). As a result, undergraduate fees at UC and CSU were reduced for the second consecutive year, and the per-unit charge at community colleges was reduced by $1.

            3. The 1999 Budget Act included increased funding of nearly $600 million for health and human services.

            4. About $800 million from the General Fund was directed toward infrastructure costs, including $425 million in additional funding for the Infrastructure Bank, initial planning costs for a new prison in the Central Valley, additional equipment for train and ferry service, and payment of deferred maintenance for State parks.

            5. The Legislature enacted a one-year additional reduction of 10 percent of the VLF for calendar year 2000, at a General Fund cost of about $250 million in each of Fiscal Year 1999-2000 and 2000-2001 to make up lost funding, to local governments. Several other targeted tax cuts, primarily for businesses, were also approved, at a cost of $54 million in 1999-2000.

            6. A one-time appropriation of $150 million, to be split between cities and counties, was made to offset property tax shifts during the early 1990s. Additionally, an ongoing $50 million was appropriated as a subvention to cities for jail booking or processing fees charged by counties when an individual arrested by city personnel is taken to a county detention facility.

         The combination of resurging exports, a strong stock market, and a rapidly growing economy in 1999 and early 2000 resulted in growth in General Fund revenues during Fiscal Year 1999-2000. The latest estimates from the Department of Finance indicate revenues of about $71.2 billion, an increase of over 20 percent over final 1998-1999 revenues and $8.9 billion higher than projected for the 1999 Budget Act. The latest estimates indicate expenditures of $66.5 billion in 1999-2000, a $2.8 billion increase over the 1999 Budget Act, but the result still left a record balance in the budget reserve fund at June 30, 2000 of over $8.7 billion.

         2000-2001 Fiscal Year Budget. The 2000 Budget Act, signed by the Governor on June 30, 2000, was enacted on time for the second consecutive year. The spending plan assumed General Fund revenues and transfers of $73.9 billion, a 3.8 percent increase over 1999-2000 estimates. The 2000 Budget Act appropriated $78.8 billion from the General Fund, a 17.3 percent increase over 1999-2000 and reflected the use of $5.5 billion from the State budget reserve available from surpluses in the prior year. In order not to place undue pressure on future budget years, about $7.0 billion of the increased spending in 2000-2001 was for one-time expenditures and investments.

         At the time the 2000 Budget Act was signed, the Department of Finance estimated the June 30, 2001 State budget reserve balance to be $1.781 billion. In addition, the Governor held back $500 million as a set-aside for litigation costs. The Governor vetoed just over $1 billion in General Fund and special fund appropriations from the Budget approved by the Legislature, in order to achieve the budget reserve. Because of the State's strong cash position, the Administration announced that it would not undertake a revenue anticipation note borrowing in 2000-2001.

         The 2000 Budget Act also includes special fund expenditures of $15.6 billion, and bond fund expenditures of $5.0 billion. Special fund revenues are estimated at $16.5 billion.

         Some of the major features of the 2000 Budget Act were the following:

         1. Proposition 98 funding for K-12 schools was increased by $3.0 billion in General Fund moneys over revised 1999-2000 levels, $1.4 billion higher than the minimum Proposition 98 guarantee. Per pupil spending is estimated at $6,701 per average daily attendance ("ADA"), an 11 percent increase from the 1999 Budget Act. Of the 2000-2001 funds, over $1.8 billion is allowed for discretionary spending by school districts. Major new programs included money for high school scholarship to high-achieving students, English language and literacy, improving teacher quality, funding teacher bonuses and salaries for beginning teachers, increasing investments in technology and funding professional development institutes. The 2000 Budget Act also included an income tax credit to compensate credentialed teachers for the purchase of classroom supplies and a $350 million repayment of prior years' loans to schools, as part of the settlement of the California Teachers' Association v. Gould lawsuit. (See also "Constitutional and Statutory Limitations" below.)

         2. Funding for higher education increased substantially above the revised 1999-2000 level. General Fund support was increased by $486 million (17.9 percent) for the UC and $279 million (12.7 percent) for the CSU systems. In addition, community college funding increased by $497 million (9.0 percent). Undergraduate fees at UC and CSU and the per-unit charge at community colleges will be unchanged. The Budget Act anticipates enrollment increases in all sectors, and an expansion of financial aid.

         3. Increased funding of $2.7 billion General Fund for health and human services.

            4. Moneys were devoted for capital outlay. A total of $2.0 billion of General Fund money was appropriated for transportation improvements, supplementing gasoline tax revenues normally used for that purpose. This was part of a $6.9 billion Transportation Congestion Relief Program to be implemented over six years. In addition, the Budget Act included $570 million from the General Fund in new funding for housing programs.

            5. A total of about $1.5 billion of tax relief was enacted as part of the budget process. The vehicle license fee reduction, started in 1998, was accelerated to the final 67.5 percent level for calendar year 2001, two years ahead of schedule. The acceleration will cost the General Fund about $887 million in fiscal year 2000-2001 and $1.426 billion in fiscal year 2001-2002. A one-time Senior Citizens' Homeowner and Renters' Tax Assistance program will cost about $154 million. A personal income tax credit for teachers will cost $218 million and a refundable credit for child care expenses will cost $195 million. Several other targeted tax cuts, primarily for businesses, were also approved, at a cost of $89 million in 2000-2001.

            6. A one-time appropriation of $200 million, to be split between cities and counties, was made to offset property tax shifts during the early 1990s. Additionally, $121 million was appropriated to the Citizens' Option for Public Safety ("COPS") program for support of local law enforcement, and $75 million in one-time funding was provided for local law enforcement agencies to purchase high technology equipment.

         Subsequent Developments. The Legislature passed a number of bills with fiscal impacts on the General Fund in 2000-2001, which were not included in the 2000-2001 Budget, prior to the end of its session on August 31, 2000. Among these were bills to expedite the licensing of new power plants ($57.5 million), to establish a juvenile crime prevention program ($122 million) and to augment the Senior Citizens' Property Tax Assistance Program ($60 million). Another bill would enhance retirement benefits for both active and retired teachers. Excess assets and normal cost surplus in the program would fund the costs of enhanced benefits and also provide a $100 million General Fund savings for 2000-2001 from reduced contributions to the State Teachers Retirement System.

         Based on results through the first quarter of Fiscal Year 2000-2001, the Department of Finance estimated that revenues were sufficiently strong to make it likely that the State would end the fiscal year at June 30, 2001 with a balance in the budget reserve greater than 4 percent of General Fund revenues. Based on this estimate, since the reserve for the year ended June 30, 2000 was also above 4 percent of General Fund revenues, the Governor announced on October 25, 2000 that, pursuant to provisions in the law enacted in 1991 when the State sales tax rate was last raised, the State sales tax rate would be reduced by 0.25 percent for a period of at least one calendar year, effective January 1, 2001. This reduction will result in approximately $553 million less General Fund revenue in the last half of fiscal year 2000-2001 and approximately $600 million less in the first half of fiscal year 2001-2002. If the General Fund reserve falls below 4 percent of General Fund revenue in the future, the sales tax rate could be raised by 0.25%.

         The 2001-2002 Governor's Budget (the "2002 Governor's Budget"), released on January 10, 2001, provides updated 2000-2001 revenue and expenditure estimates. General Fund revenues in 2000-2001 are estimated to be $76.9 billion, $3.0 billion above the 2000 Budget Act estimates. Expenditures in 2000-2001 are estimated to be $79.7 billion, about $900 million above the Budget Act estimates. The Department of Finance estimates the June 30, 2001 budget reserve, will be approximately $5.85 billion, a substantial increase over the Budget Act estimate of $1.78 billion. However, current surpluses in the General Fund are being used to respond to the energy situation. (See "Recent Developments Regarding Natural Gas and Electricity" below.)

Current State Budget

         2001-2002 Fiscal Year Budget. The 2002 Governor's Budget estimates 2001-2002 General Fund revenues and transfers to be about $79.4 billion, or
3.3 percent higher than the revised 2000-2001 estimate. This estimate assumes a slowing economy, still showing moderate growth short of a recession. The estimate also accounts for a $600 million drop in sales tax revenues as a result of the 0.25 percent sales tax reduction that took effect on January 1, 2001, and will remain in effect at least until December 31, 2001. The Governor proposed $82.9 billion in expenditures, a 3.9 percent increase over the revised 2000-2001 estimate. The Governor proposed budget reserves in 2001-2002 of $2.4 billion. Of this amount, $500 million is intended for unplanned litigation costs.

         The 2002 Governor's Budget proposed to use $3.7 billion of the new resources since the 2000 Budget Act for one-time expenditures, including $1 billion for energy initiatives, $772 million for capital outlay projects, $250 million in fiscal relief to local government, $200 million for new housing initiatives, and a variety of other proposals. With regard to ongoing programs, the 2001-2002 Governor's Budget proposed substantial additions in Proposition 98 funding for K-12 education (an 8.1 percent increase over the revised 2000-2001 spending level) and funding for all units of higher education, funding for health and welfare programs to cover anticipated caseloads, and a modest increase in youth and adult corrections funding. The final expenditure program for 2001-2002 will be determined by June 2001 by the Legislature and Governor. The Department of Finance will publish an update of revenues and expenditures for the current year and of revenues for the upcoming fiscal year in May 2001.

         On February 21, 2001, the Legislative Analyst's Office ("LAO") released its analysis of the 2002 Governor's Budget. The LAO Analysis generally agreed with the Governor's Budget projections of revenues, but warned that the economic picture (and hence revenues and expenditures in 2001-2002) was unsettled, given several potentially negative factors, including the ongoing energy difficulties in the State, a cyclical slowdown in the high technology sector, the overall national economic slowdown, and the sharp decline in the stock market since mid-2000. The LAO Analysis recommended that the Legislature defer major new spending decisions until after the updated fiscal report due in May 2001.

         Future Budgets. It cannot be predicted what changes will be made by the State Legislature and/or the Governor before the final budget is adopted in June nor can it be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

Ratings

         As of September 2000, the following ratings for the State of California debt issues have been received from Moody's Investors Service ("Moody's"), Standard & Poor's Ratings Services ("S&P") and Fitch ("Fitch"):

                                            Fitch         Moody's        S&P
                                            -----         -------        ---

     General Obligation Bonds                 AA            Aa2          AA

     Tax-Exempt Commercial Paper             F1+          Prime-1        A-1

     Tax & Revenue Anticipation Notes        F1+           MIG 1        SP-1+

         These ratings apply to the State only and are not indicative of the ratings assigned to local governments, such as counties, cities, school districts and other local agencies.

         Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.

Recent Developments Regarding Natural Gas and Electricity

         During the past year California has experienced difficulties with the prices and supplies of natural gas and electricity in much of the State. These difficulties are likely to continue for several years. The State Department of Finance believes there is potential for economic disruption during the summer peak in electricity demand if power supplies are interrupted, and that longer term business investment and location decisions may be adversely affected by potential disruptions.

         The three major investor-owned electric utilities in California are net buyers of electricity. The utilities have been purchasing electricity at fluctuating short-term and spot wholesale prices while the retail prices that they can charge their residential and small business customers are capped at specified levels. Beginning in mid-2000, power purchase costs exceeded retail charges and the utilities have reported substantial resulting losses. One result has been that the creditworthiness of the utilities has deteriorated, adversely affecting their ability to purchase electricity and, in the case of one utility, natural gas. The two largest utilities in the State have reported publicly that they have, since January 2001, defaulted on some of their obligations, and that it is possible that they may be forced into bankruptcy. Counties such as San Diego and San Luis Obispo, that rely upon the utilities as major taxpayers, may also be affected negatively.

         Shortages of electricity resulted in rolling blackouts in January 2001 and again on March 19-20, 2001, affecting millions of Californians. On January 17, 2001, the Governor determined that the electricity available from California's utilities was insufficient to prevent widespread and prolonged disruption of electric service in California and proclaimed a state of emergency to exist in California under the California Emergency Services Act (the "Act"). Under the Act the Governor has directed all agencies of the State government to use and employ State personnel, equipment and facilities for the performance of any and all activities designed to prevent or alleviate the emergency. The Act permits the Governor to direct the expenditure of any appropriated funds legally available to perform the activities required under a proclamation. The Governor directed the State Department of Water Resources ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency. The Act also authorizes the Governor to commandeer or use any private property or personnel deemed by him necessary in carrying out his responsibilities and requires the State to pay the reasonable value of the use of such property. The Governor has used this authority to seize certain power purchase contracts of investor-owned utilities.

         The DWR has been purchasing substantial amounts of electricity at fluctuating short-term and spot wholesale prices since January 17, 2001 for resale to retail end use customers of the investor-owned utilities at the same retail prices permitted to be charged by the utilities. DWR's purchases are designed to supplement the amount of electricity produced by the utilities' own generating assets and purchased by the utilities through their own contracts. Electricity purchased by DWR has been delivered to retail end use customers through the transmission and distribution systems of the investor-owned utilities and payment is to be collected from retail end use customers by the utilities and remitted to the DWR. These actions are all being taken pursuant to the Governor's proclamation, the Act, recently enacted legislation (Chapter 4, Statutes of 2001, referred to hereafter as "AB 1X), and orders of the California Public Utilities Commission ("CPUC").

         The DWR also has started entering into long-term contracts for purchase of electricity. These long-term contracts are intended to reduce reliance on short-term and spot market purchases in meeting the State's needs. The DWR's authority to enter into such contracts currently expires in January 2003. State officials project that electricity purchases by the DWR as a creditworthy entity and the other efforts of the State to stabilize the wholesale power market (described below) will ultimately lower the wholesale cost of electricity in California.

         The DWR expenditures for electricity purchases for the period January 17-February 25, 2001 aggregated approximately $1.8 billion and were funded by advances from the State's General Fund pursuant to various laws. Retail end use customer payments for electricity furnished by the DWR are required by law to be segregated and held in trust for the benefit of the DWR. Such payments are expected to be remitted to the DWR by the investor-owned utilities beginning in March 2001, but will aggregate less than the DWR's cost of purchasing that electricity. The difference is expected to be made up through the issuance of revenue bonds described below. The State anticipates that these two sources of funds will fully reimburse the General Fund for its advances made to implement the DWR's power purchases. Pending implementation of these repayment mechanisms, the State has sufficient available resources to continue to support the DWR's electricity purchases for many months.

         The DWR plans to issue revenue bonds to fund its power purchase program. Revenue bonds are expected to be issued by mid-2001 and interim financing may be arranged until bonds are issued. The revenue bonds would reimburse the State's General Fund for any unreimbursed advances made to the DWR to purchase electricity and also provide working capital financing for the DWR's power purchase program. The principal amount of revenue bonds to be issued has not been determined but initial estimates contemplate a bond program size of up to $10 billion. Neither the faith and credit nor the taxing power of the State will be pledged to pay the revenue bonds.

         California imports about 85 percent of its natural gas. Limited gas transmission pipeline capacity into California and a major pipeline break in New Mexico during the summer of 2000, coupled with increases in wholesale prices for natural gas in the United States, have resulted in substantial price increases that are being passed on to business and residential consumers. Also, local municipalities and governmental entities are paying increased service costs, which might negatively impact their budgets. Pipeline expansion is planned but will not be complete for several years. Nationwide, relatively high prices for natural gas are likely to persist for several years. Supplies of natural gas in northern and central California are also being affected by the financial difficulty of the utility company serving that region. Shortages of natural gas supplies could adversely affect the economy, and particularly generation of electricity, much of which is fueled by natural gas.

         A number of lawsuits have been filed concerning various aspects of the current energy situation. These include disputes over rates set by the CPUC; responsibility for electricity and natural gas purchases made by the investor-owned utilities and the California Independent System Operator (which continues to purchase some electricity); and antitrust and fraud claims against various parties. See "Pending Litigation" below for a discussion of certain of these lawsuits.

         The energy situation continues to be fluid and subject to many uncertainties. There can be no assurance that there will not be future disruptions in energy supplies or related developments that could adversely affect the State's and local governments' economies, and that could in turn affect State and local revenues.

Local Governments

         The primary units of local government in California are the counties, ranging in population from 1,200 (Alpine) to over 9,900,000 (Los Angeles). Counties are responsible for providing many basic services, including indigent healthcare, welfare, courts, jails and public safety in unincorporated areas. There are also about 475 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978 and other constitutional amendments, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local governmental entities, and have been required to maintain many services.

         In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding local K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated remnants of this post-Proposition 13 aid to local government entities other than K-14 education districts, by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also has provided additional funding sources (such as sales taxes) and reduced certain mandates for local services. (See "Pending Litigation" below for a discussion of a lawsuit brought by counties against the State challenging these actions.)

         Since then the State has also provided additional funding to counties and cities through various programs. The 2000 Budget Act provides assistance to local governments, including a $212 million set aside for one-time discretionary funding to local governments, $539 million for various local public safety programs, including the COPS program to support local front-line law enforcement, sheriffs' departments for jail construction and operations, and district attorneys for prosecution, $400 million for deferred maintenance of local streets and roads, $115 million in assistance for housing, $204 million for mental health and social services and $85 million for environmental protection. In addition, legislation was enacted in 1999 to provide annual relief to cities based on 1997-1998 costs of jail booking and processing fees paid to counties. For 2000-2001, cities will receive approximately $38 million in booking fees. The 2001-2002 Governor's Budget proposes to increase the one-time discretionary funding for local governments to $250 million and continue funding local law enforcement technology grants as well as the COPS and county juvenile crime prevention programs.

         The entire Statewide welfare system was changed in response to the change in federal welfare law enacted in 1996. The federal block grant formula established in 1996 is operative through federal fiscal year 2002. Under the revised basic State welfare system, California Work Opportunity and Responsibility to Kids ("CalWORKs") counties are given flexibility to develop their own plans consistent with State law, to implement Welfare-to-Work and to administer many of its elements and their costs for administrative and support services are capped at 1996-1997 levels. Counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified Welfare-to-Work outcomes. Under Ca1WORKs, counties will still be required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.

         Counties have been successful in earning performance incentive payments. Beginning in 2000-2001, county performance incentive earnings are subject to Budget Act appropriation. The 2000 Budget Act included $250 million for incentives. It was anticipated that this entire amount, plus an additional appropriation in 2001-2002, would be needed to pay county incentives earned prior to 2000-2001. However, it is now estimated that the 2000-2001 appropriation alone will be more than sufficient to pay the entire amount earned prior to 2000-2001, leaving $153 million for other purposes. Under the provisions of the 2000 Budget Act, this funding would remain available for incentive payments. However, as there is increased demand for employment services in 2001-2002, the Administration is proposing urgency legislation to specify that only incentives earned prior to 2000-2001 will be paid from the amount appropriated in the 2000 Budget Act and allow the $153 million to be carried over into 2001-2002 to augment county employment services by $91.6 million and the general TANF reserve by $61.4 million. At this time, no funding is included in the 2001-2002 CalWORKs budget for new incentive earnings.

         To date, the implementation of the Ca1WORKs program has continued the trend of declining welfare caseloads. The Ca1WORKs caseload is projected to be 494,000 in 2001-2002, down from 521,000 cases in 2000-2001 and down from a high of 921,000 cases in 1994-1995. The longer-term impact of the new federal law and Ca1WORKs is being evaluated by the RAND Corporation, with a series of reports to be furnished and the final report due October 2001.

         The 2000-2001 CalWORKs budget reflects that California has met the federally-mandated work participation requirements for federal fiscal years 1997, 1998 and 1999. With that goal being met, the federally-imposed maintenance-of-effort (MOE) level for California is reduced from 80 percent of the federal fiscal year 1994 baseline expenditures for the former Aid to Families with Dependent Children ("AFDC") program ($2.9 billion) to 75 percent ($2.7 billion). As a result, the State's MOE requirement is reduced on a one-time basis by an additional $153.9 million (General Fund) for 2000-2001, saving a corresponding amount for use in other programs.

         In addition, California will receive a Temporary Assistance for Needy Families ("TANF") High Performance Bonus award of $36.1 million. This one-time bonus is awarded to states for their successes in moving welfare recipients to work and sustaining their participation in the workforce.

         In 2001-2002 it is anticipated that California will continue to meet, but not exceed, the federally-required $2.7 billion combined State and county MOE requirement. The 2001-2002 Governor's Budget includes total CalWORKs-related expenditures of $7.0 billion for 2001-2002, including child care transfer amounts for the Department of Education and the general TANF Block Grant reserve.

         Historically, funding for the State's trial court system was divided between the State and the counties. In 1997, legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source and relieve fiscal pressure on the counties. Since then, the county general purpose contribution for court operations was reduced by $386 million and cities are retaining $62 million in fine and penalty revenue previously remitted to the State.

         Tobacco Litigation. In late 1998, the State signed a settlement agreement with the four major cigarette manufacturers. The State agreed to drop its lawsuit and not to sue in the future. Tobacco manufacturers agreed to billions of dollars in payments and restrictions in marketing activities. Under the settlement agreement, the tobacco manufacturers agreed to pay California governments a total of approximately $22 billion over a period of 25 years. Beyond 2025, payments of approximately $1 billion per year will continue in perpetuity. Under the settlement, half of the moneys will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose). The 2000 Budget Act includes the receipt of $388 million of settlement money to the General Fund in Fiscal Year 2000-2001.

         The specific amount to be received by the State and local governments is subject to adjustment. Details in the settlement agreement allow reduction of the tobacco companies' payments because of certain types of federal legislation, or decreases in cigarette sales. Settlement payments can increase due to inflation or increases in cigarette sales. The "first annual" payment, received in April 2000, was 13.8 percent lower than the base settlement amount due to reduced sales. Future payment estimates have been reduced by a similar percentage. In the event that any of the tobacco companies goes into bankruptcy, the State could seek to terminate the agreement with respect to those companies filing bankruptcy actions, thereby reinstating all claims against those companies. The State may then pursue those claims in the bankruptcy litigation, or as otherwise provided by law. Also, several parties have brought a lawsuit challenging the settlement and seeking damages.
(See "Pending Litigation" below.)

Constitutional and Statutory Limitations; Future Initiatives; Pending Litigation

         Constitutional and Statutory Limitations. Article XIII A of the California Constitution (which resulted from the voter-approved Proposition 13 in 1978) limits the taxing powers of California public agencies. Article XIII A, provides that the maximum ad valorem tax on real property cannot exceed one percent of the "full cash value" of the property and effectively prohibits the levying of any other ad valorem tax on real property for general purposes. However, on June 3, 1986, Proposition 46, an amendment to Article XIII A, was approved by the voters of the State of California, creating a new exemption under Article XIII A permitting an increase in ad valorem taxes on real property in excess of 1 percent for bonded indebtedness approved by two-thirds of the voters voting on the proposed indebtedness and (as a result of a constitutional amendment approved by California voters on November 7, 2000) on bonded indebtedness for school facilities and equipment approved by 55 percent of the voters voting on the bond measure, subject to certain restrictions. "Full cash value" is defined as "the county assessor's valuation of real property as shown on the 1975-76 tax bill under `full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The "full cash value" is subject to annual adjustment to reflect increases (not to exceed two percent) or decreases in the consumer price index or comparable local data, or to reflect reductions in property value caused by damage, destruction or other factors.

         Article XIII B of the California Constitution limits the amount of appropriations of the State and of the local governments to the amount of appropriations of the entity for the prior year, adjusted for changes in the cost of living, population and the services that local governments have financial responsibility for providing. To the extent that the revenues of the State and/or local governments exceed their appropriations, the excess revenues must be rebated to the public either directly or through a tax decrease. Expenditures for voter-approved debt service costs are not included in the appropriations limit.

         At the November 8, 1988 general election, California voters approved an initiative known as Proposition 98. Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (as modified by Proposition 111, which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XII B by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools that would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 Fiscal Year, implementing Proposition 98, determined the K-14 schools' funding guarantee under Test 1 to be 40.3 percent of General Fund tax revenues, based on 1986-87 appropriations. However, that percent has been adjusted to approximately 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

         Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

         During the recession in the early 1990's, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating, future years' entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,200 from the 1991-92 Fiscal Year to the 1993-94 Fiscal Year .

         In 1992, a lawsuit was filed, called California Teachers' Association
v. Gould, that challenged the validity of these off-budget loans. The settlement of this case, finalized in July 1996, provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State is repaying $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count either as appropriations that count toward satisfying the Proposition 98 guarantee, or as appropriations from "below" the current base. Repayments are spread over the eight-year period of the 1994-95 Fiscal Year through the 2001-02 Fiscal Year to mitigate any adverse fiscal impact.

         Increased General Fund revenues, above initial budget projections, in the 1994-95 through 1999-2000 Fiscal Years have resulted in retroactive increases in Proposition 98 appropriations from subsequent Fiscal Years' budgets. Because of the State's increasing revenues, per-pupil funding at the K-12 level has increased by more than 60 percent from the level in place in 1991-92, to $6,701 per ADA in 2000-2001. A significant amount of the "extra" Proposition 98 moneys in the last few years has been allocated to special programs, including an initiative to increase the number of computers in schools throughout the State. Furthermore, since General Fund revenue growth is expected to continue in 2000-2001, the 2000 Budget Act includes new initiatives to improve student achievement, provide better teacher recruitment and training, and provide schools with advanced technology and the opportunity to form academic partnerships to help them meet increased expectations. Additional initiatives include teacher performance bonuses, tax relief for teachers and an expansion of English Language Learners Programs.

         On November 5, 1996 voters approved Proposition 218 called the "Right to Vote on Taxes Act" which incorporates Articles XIII C and XIII D into the California Constitution. Those provisions enact limitations on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. Certain "general taxes" imposed after January 1, 1995 must be approved by voters in order to remain in effect. In addition, Article XIII C clarifies the right of local voters to reduce taxes, fees, assessments, or charges through local initiatives. There are a number of ambiguities concerning the Proposition and its impact on local governments and their bonded debt that will require interpretation by the courts or the State Legislature. Proposition 218 does not affect the State or its ability to levy or collect taxes.

         At the November 1998 election, voters approved Proposition 2. This proposition requires the General Fund to repay loans made from certain transportation special accounts (such as the State Highway Account) at least once per fiscal year, or up to 30 days after adoption of the annual budget act. Since the General Fund may reborrow from the transportation accounts soon after the annual repayment is made the proposition is not expected to have any adverse impact on the State's cash flow.

         On November 7, 2000, voters approved Proposition 39 called the "Smaller Classes, Safer Schools and Financial Accountability Act" (the "Smaller Classes Act"). The Smaller Classes Act amends Section 1 of Article XIII A, Section 18 of Article XVI of the California Constitution and Section 47614 of the California Education Code. Effective upon its passage, the newly added Section 18(b) of Article XVI allows an alternative means of seeking voter approval for bonded indebtedness by 55 percent of the vote, rather than the two-thirds majority required under Section 18 of Article XVI of the Constitution. The reduced 55 percent voter requirement applies only if the bond measure submitted to the voters includes certain restrictions, identifications and certifications. Section 1(b)(3) of Article XIII A has been added to except from the one percent ad valorem tax limitation under Section 1(a) of Article XIII A of the Constitution levies to pay bonds approved by 55 percent of the voters subject to the restrictions with respect to the ballot measure.

         The Legislature enacted AB 1908, Chapter 44, which became effective upon passage of Proposition 39. AB 1908 amends various sections of the Education Code. Under amendments to Sections 15268 and 15270 of the Education Code, the following limits on ad valorem taxes apply in any single election:
1) for a school district, indebtedness shall not exceed $30 per $100,000 of taxable property; 2) for a unified school district, indebtedness shall not exceed $60 per $100,000 of taxable property; and, 3) for a community college district, indebtedness shall not exceed $25 per $100,000 of taxable property. Finally, AB 1908 requires that a citizens' oversight committee must be appointed who will review the use of the bond funds and inform the public about their proper usage.

         Because of the complexities of Article XIII B, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, the Trust cannot predict the impact of this or related legislation on the bonds in the Trust's portfolios. Other Constitutional amendments affecting State and local taxes and appropriations have been proposed from time to time. If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local governments or appropriate revenues as mandated by such initiatives. Propositions such as Proposition 98 and others that may be adopted in the future may place increasing pressure on the State's budget over future years, potentially reducing resources available for other State programs, especially to the extent the Article XIII B spending limit would restrain the State's ability to fund such other programs by raising taxes.

         Future Initiatives. Articles XIII A, XIII B, XIII C and XIII D were each adopted as measures that qualified for the ballot pursuant to the State's initiative process. From time to time, other initiative measures could be adopted that could affect revenues of the State or public agencies within the State.

         Pending Litigation. The State of California is a party to numerous legal proceedings, many of which normally occur in governmental operations. Some of the more significant lawsuits pending against the State are described below.

         On December 24, 1997, lead claimant Sonoma County and a consortium of California counties filed a test claim with the Commission on State Mandates (the "Commission") asserting that the property tax shift from counties to school districts beginning in 1993-94 is a reimbursable State mandated cost. On November 21, 2000, the State court of appeal issued a published decision in favor of the State holding that shifting the percentage of responsibility for a program that is jointly funded by State and local governments is not a reimbursable "new program" nor a reimbursable "higher level of service" within the meaning of the California Constitution. Sonoma County has filed a petition for review in the State Supreme Court that was opposed by the State. The petition is pending. Should a final decision on this matter be in favor of the counties, the impact to the State General Fund could be more than $10.0 billion. In addition, there would be an annual Proposition 98 General Fund cost of at least $3.75 billion. This cost would grow in accordance with the annual assessed value growth rate.

         The State is involved in ongoing litigation, Hayes v. Commission on State Mandates, related to State mandate test claims, initially filed in 1980 and 1981, concerning the costs of providing special education programs and services to disabled children. After 20 years of litigation, on October 26, 2000, the Governor announced that the parties had agreed, in principle, to a settlement under which schools would receive (1) $520 million in retroactive payments - $270 million immediately, plus $25 million for the next 10 years, and (2) $100 million per year for ongoing costs. All school districts, county offices of education, and Special Education Local Planning Areas have approved the settlement and legislation ratifying the settlement has been proposed.

         The State is involved in a lawsuit related to contamination at the Stringfellow toxic waste site. In United States, People of the State of California v. J.B. Stringfellow, Jr., et al., the State is seeking recovery for past costs of cleanup of the site, a declaration that the defendants are jointly and severally liable for future costs, and an injunction ordering completion of the cleanup. The defendants, however, have filed a counterclaim against the State for alleged negligent acts resulting in significant findings of liability against the State as owner, operator, and generator of wastes taken to the site. The State has appealed the rulings. Present estimates of the cleanup range from $400 million to $600 million. Potential State liability falls within this same range. However, all or a portion of any judgment against the State could be satisfied by recoveries from the State's insurance carriers. The State has filed a suit against certain of these carriers. The trial is expected to begin in late 2001, at the earliest.

         The State is a defendant in Paterno v. State of California, a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The trial court found liability in inverse condemnation and awarded damages of $500,000 to a sample of plaintiffs. The State's potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. In 1992, the State and plaintiffs filed appeals. In August 1999, the court of appeal issued a decision reversing the trial court's judgment against the State and remanding the case for retrial on the inverse condemnation cause of action. The California Supreme Court denied plaintiffs' petition for review. Retrial is presently underway in Yuba County.

         On June 24, 1998, plaintiffs in Howard Jarvis Taxovers Association et al. v. Kathleen Connell filed a complaint for certain declaratory and injunctive relief challenging the authority of the State Controller to make payments from the State Treasury in the absence of a State budget. On July 21, 1998, the trial court issued a preliminary injunction prohibiting the State Controller from paying moneys from the State Treasury for Fiscal Year 1998-99, with certain limited exceptions, in the absence of a State budget. The preliminary injunction, among other things, prohibited the State Controller from making any payments pursuant to any continuing appropriation. On July 22, and 27, 1998, various employee unions that had intervened in the case appealed the trial court's preliminary injunction and asked the court of appeal to stay the preliminary injunction. On July 28, 1998, the court of appeal wanted the unions' requests and stayed the preliminary injunction pending the court of appeal's decision on the merits of the appeal. On August 5, 1998, the court of appeal denied the plaintiffs' request to reconsider the stay. Also on July 22, 1998, the State Controller asked the California Supreme Court to immediately stay the trial court's preliminary injunction and to overrule the order granting the preliminary injunction on the merits. On July 29, 1998, the Supreme Court transferred the State Controller's request to the court of appeal. The matters are now pending before the court of appeal. Briefs have been submitted; no date has yet been set for oral argument.

         In January of 1997, California experienced major flooding with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. In McMahon v. State, a substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the 1997 flooding. After various pre-trial proceedings, the State filed its answer to the plaintiffs' complaint in January 2000. No trial date has been set. The State is defending the action.

         In County of San Bernardino v. State Department of Health Services and Barlow Respiratory Hospital v. State Department of Health Services, which are being tried together in State court, plaintiffs seek mandamus relief requiring the State to retroactively increase out-patient Medi-Cal reimbursement rates. Plaintiffs in Orthopedic Hospital v. Belshe, a federal court action, seek the same relief on a prospective basis. Plaintiffs in the State court action have estimated that the retroactive damages could exceed $500 million. Should prospective relief be granted the State's costs could increase by more than $100 million per year in future years. The State is defending these cases. The trial in the County of San Bernardino and Barlow cases, is scheduled to have three phases: law, fact and remedy phases. The State court litigation has been stayed pending settlement negotiations that have resulted in settlement of all three cases for $350 million in retroactive payments and a 30 percent increase in reimbursement rates beginning July 1, 2001, with 3.33 percent increases in each of the following 3 years. This settlement is subject to approval by the United States Department of Health and Human Services, Health Care Financing Administration.

         The State has been involved in three refund actions, California Assn. of Retail Tobacconists (CART), et al. v. Board of Equalization et al., Cigarettes Cheaper! et al. v. Board of Equalization et al. and McLane/Suneast, et al. v. Board of Equalization, et al., that challenge the constitutionality of Proposition 10, which the voters passed in 1998 to establish the Children and Families Commission and local county commissions and to fund early childhood development programs. CART and Cigarettes Cheaper! allege that Proposition 10, which increases the excise tax on tobacco products, violates 11 sections of the California Constitution and related provisions of law. McLane/Suneast challenges only the "double tax" aspect of Proposition 10. Trial of these three consolidated cases commenced on September 15, 2000, and judgment was rendered on November 15, 2000 in defendants' favor on all counts. An appeal is anticipated. Due to the facial challenge, there is exposure as to the entire $750 million per year collected under Proposition 10 together with interest, which could amount to several billion dollars by the time the cases are finally resolved.

         Arnett v. California Public Employees Retirement System, et al. was filed by seven former employees of the State and local agencies, seeking back wages, damages and injunctive relief. Plaintiffs are former public safety members who began employment after the age of 40 and are recipients of Industrial Disability Retirement ("IDR") benefits. Plaintiffs contend that the formula that determines the amount of IDR benefits violates the federal Age Discrimination in Employment Act of 1967 ("ADEA"). Plaintiffs contend that, but for their ages at hire, they would receive increased monthly IDR benefits similar to their younger counterparts who began employment before the age of
40. The California Public Employees' Retirement System ("CalPERS") has estimated the liability to the State as approximately $315.5 million, if the plaintiffs prevail. The district court dismissed the complaint for failure to state a claim. On August 17, 1999, the Ninth Circuit Court of Appeals reversed the district court's dismissal of the complaint. The State sought further review in the United States Supreme Court. On January 11, 2000, the United States Supreme Court in Kimel v. Florida Board of Regents held that Congress did not abrogate the sovereign immunity of the states when it enacted the ADEA. Thereafter, on January 18, 2000, the Supreme Court granted the petition for writ of certiorari in Arnett, vacated the judgment of the Ninth Circuit, and remanded the case to the Ninth Circuit for further proceedings consistent with Kimel. In turn, the Ninth Circuit has remanded the case to the district court and the State has filed a motion to dismiss the complaint based upon a lack of subject matter jurisdiction. After the State filed a motion to dismiss, the Equal Employment Opportunity Commission intervened in the action as a party-plaintiff. In December 2000, the State filed a motion for summary judgement based on sovereign immunity and constitutional grounds. The court is expected to rule on the State's motion on April 20, 2001. The court scheduled settlement discussions to begin in February 2001 and continue in March 2001, and is in the process or resetting a trial date.

         In FORCES Action Project, et al. v. State of California, et al., various smokers' rights groups challenge the tobacco settlement as it pertains to California, Utah and the City and County of San Francisco. Plaintiffs assert a variety of constitutional challenges, including that the settlement represents an unlawful tax on smokers. Motions to dismiss by all defendants, including the tobacco companies, were eventually converted to summary judgment motions by the court and heard on September 17, 1999. On January 5, 2000, the court dismissed the complaint for lack of subject matter jurisdiction because the plaintiffs lacked standing to sue. The court also concluded that the plaintiffs' claims against the State and its officials are barred by the 11th Amendment. Plaintiffs have appealed. Briefing has been completed. No date has been set for oral argument.

         On March 30, 2000, a group of students, parents, and community-based organizations brought suit on behalf of the school children in the Los Angeles Unified School District against the State Allocation Board ("SAB"), the State Office of Public School Construction ("OPSC") and a number of State officials (Godinez, et al. v. Davis, et al.) in the Superior Court in the County of Los Angeles. The lawsuit principally alleges that SAB and OPSC have unconstitutionally and improperly allocated new public school construction funds to local school districts for new public school construction as authorized by the Class Size Reduction Kindergarten-University Public Education Facilities Bond Act (hereafter referred to as "Proposition 1A"). Plaintiffs seek only prospective relief, alleging that the current SAB method of allocating new construction funds is neither reasonable nor fair to large, urban school districts. The plaintiffs allege that the present allocation method does not dispense new construction funds on a priority of greatest need basis. On December 13, 2000, the parties reached an agreement under which plaintiffs and intervenors agree that the regulations adopted by the SAB at its meeting of that date, adequately address the needs of the Los Angeles Unified School District. Assuming no future substantive changes in the regulations, the lawsuit will not go forward and will eventually be dismissed. On or about December 8, 2000, a related lawsuit was filed in Sacramento County Superior Court by the Coalition for Adequate School Housing ("CASH"). The CASH suit seeks a writ of mandate against the SAB to prevent the distribution of new school construction funds according to the newly adopted regulations. Also, the CASH suit seeks distribution of the new school construction funds on a first come, first served basis. No appearance has been made by the SAB in the CASH suit. The Attorney General is of the opinion that neither the Godinez nor the CASH lawsuits affect the validity of any State bonds, nor the authority of the State to issue bonds under the current authorization granted by the finance committees.

         In Charles Davis, et al. v. California Health and Human Services Agency, et al., the plaintiffs have brought a class action under a number of federal acts, including the Americans with Disabilities Act, seeking declaratory and injunctive relief, alleging that persons who are institutionalized with disabilities at a San Francisco-run 1,200-bed skilled nursing facility (Laguna Honda) who require long term care should be assessed as to whether they can be treated at home or in community-based facilities, and then provided appropriate care. The State has filed an answer. At this early stage in the proceedings, it is difficult to assess the financial impact of a judgment against the State. Should the plaintiffs prevail, however, the State's liability could exceed $400 million. The State is defending this action.

         In Stephen Sanchez, et al. v. Grantland Johnson, et al., the plaintiffs have brought a class action in federal District Court for the Northern District of California, seeking declaratory and injunctive relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the Americans with Disabilities Act, and violate the Social Security Act, the Civil Rights Act and the Rehabilitation Act, because they result in unnecessary institutionalization of developmentally disabled persons. The State has filed a responsive pleading and is contesting this case. At this early stage in the proceedings, it is difficult to assess the financial impact of a judgment against the State. Should the plaintiff prevail, however, the State's liability could exceed $400 million. The State is defending this action.

         In California Independent Systems Operator v. Reliant Energy Services, et. al. (U.S. District Court, E.D. Cal.), the California Independent Systems Operator ("ISO") sued Reliant Energy and three other energy producers alleging they were threatening to no longer comply with an ISO tariff that required them to supply energy when requested by ISO during a "System Emergency." ISO operated under a Stage Three emergency, its highest level, from mid-January to late February 2001. If these producers refused to provide power, the State faced the possibility of continuous and potentially uncontrollable blackouts. The ISO filed an application for a temporary restraining order ("TRO"). The State of California, acting through its Electricity Oversight Board, intervened in the action in support of the TRO and a preliminary injunction. On February 7, 2001, the District Court issued a TRO preventing the energy producers from refusing to supply power under the ISO tariff, even if they were not paid for the power ordered by Southern California Edison Company ("SCE") and Pacific Gas & Electric Company ("PG&E"). The Court observed that "the State of California is confronting an energy crisis of catastrophic proportions" and that the threats of blackouts "pose a dire threat to public health and safety." Pursuant to a stipulation among the three of the parties, the TRO was dissolved and all but one of the generators have agreed to continue supplying power to the ISO, subject to a ruling from the Federal Energy Regulatory Commission that they need not supply power if the SCE and PG&E do not meet certain creditworthiness requirements. The three defendants, however, may terminate such service on forty-eight hours notice. On March 21, 2001, the court rendered a decision against Reliant Energy enjoining it from refusing to supply power to the State in the future. An appeal to the Ninth Circuit is anticipated.

         In the same action, Reliant Energy has filed a third-party complaint against the DWR seeking a declaration that AB 1X should be read to require the DWR to pay for all power delivered to the ISO by energy producers, regardless of the price. Reliant Energy has filed a motion for a TRO to include the DWR based on the third-party complaint. A series of motions under both the complaint and the third-party complaint are pending before the court.

         While it is difficult to predict the effect of a ruling on the third-party complaint requiring the DWR to purchase all power requirements of the State regardless of the cost, such an order could increase substantially, in the near term, the amount of money required by the DWR to purchase electricity.

         In Hendricks v. Hannigan, (San Diego Superior Court), plaintiff challenged implementation of Senate Bill 7X by the Director of the DWR on the ground that it provided for a gift of public funds. Defendant's demurrer was sustained without leave to amend and the complaint was dismissed. It is unknown whether plaintiff will appeal.

         In Duke Energy Trading and Marketing v. Davis, et al., (U.S. District Court, C.D. Cal.), the plaintiff challenges the Governor's orders commandeering SCE and PG&E block forward market contracts held by the California Power Exchange on the ground that the orders violated the Supremacy Clause and other constitutional provisions. Duke Energy seeks a TRO and injunction barring the Governor from taking any action against Duke Energy under the authority of the Executive Orders and a declaration that Duke Energy has no obligation to deliver power under the block forward contracts. The hearing on the TRO, seeking an order restraining the ISO from requiring the energy producer to supply energy under the contracts, has been taken off calendar. Pursuant to an interim settlement, Duke Energy will deliver power to the DWR through April 30, 2001. A hearing will be held on the plaintiff's motion for a preliminary injunction and other motions on April 30, 2001, with a trial on factual issues, if needed, thereafter. While it is difficult to predict the effect of an adverse ruling, such ruling could cause power costs to increase substantially in the near term.

         The Power Exchange has informally demanded payment from the State in the amount of approximately $651.7 million for the SCE Block Forward Contracts and approximately $347.9 million for the PG&E Block Forward Contracts. The State disputes this valuation. The Emergency Services Act requires that the Power Exchange pursue administrative remedies by filing a claim with the California Victim Compensation and Government Claims Board.

         In Duke Energy Trading and Marketing v. California Independent Systems Operator, et al. (U.S. District Court C.D. Cal.), filed February 14, 2001, plaintiff alleges that the ISO/DWR are continuing to buy power for SCE and PG&E even though the utilities do not meet the creditworthiness requirements of the ISO tariff and that this constitutes a "taking" of property in violation of the 5th and 14th amendments to the United States Constitution. Duke Energy seeks declaratory relief and injunctive relief. Pursuant to stipulation, the action is stayed and Duke Energy is required to continue to supply power pursuant to ISO orders until March 30, 2001. If no agreement can be reached between the parties by that time, a hearing will be held on pending motions. While it is difficult to predict the effect of an adverse ruling, such a ruling could cause power costs to increase substantially in the near term.


                                                                    EXHIBIT III

                                  EXHIBIT III

             RATINGS OF MUNICIPAL OBLIGATIONS AND COMMERCIAL PAPER

         Description of Moody's Investors Service, Inc.'s ("Moody's")
                            Municipal Bond Ratings

Aaa          Bonds which are rated Aaa are judged to be of the best quality.
             They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba           Bonds which are rated Ba are judged to have speculative elements;
             their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-term
Notes: In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

                MIG 1/VMIG 1
                This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
                MIG 2/VMIG 2
                This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
                MIG 3/VMIG 3
                This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
                SG
                This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.


Description of Moody's Commercial Paper Ratings (Prime Rating System)

Moody's short-term issuer ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins, in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

If an issuer represents to Moody's that its short-term debt obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parenthesis beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangements.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

Description of Standard & Poor's, A Division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") Municipal Issue Ratings

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue Credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     II. Nature of and provisions of the obligation;

     III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's Capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

CCC An obligation rated `CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor's Short-Term Issuer Credit

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

A-1 An obligor rated `A-1' has STRONG capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor's. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is EXTREMELY STRONG.

A-2 An obligor rated `A-2' has SATISFACTORY capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3 An obligor rated `A-3' has ADEQUATE capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

B An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

C A subordinated debt or preferred stock obligation rated `C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A `C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

SD and       An obligor rated `SD' (Selective Default) or `D' has failed to pay
D            one or more of its financial obligations (rated or unrated) when it came due. A `D' rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An `SD' rating is assigned when
             Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see Standard &
             Poor's issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

R An obligor rated `R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

N.R.         An issue designated N.R. is not rated.

Description of Fitch, Inc.'s ("Fitch") Investment Grade Bond Ratings

When assigning ratings, Fitch considers the historical and prospective financial condition, quality of management, and operating performance of the issuer and of any guarantor, any special features of a specific issue or guarantee, the issue's relationship to other obligations of the issuer, as well as developments in the economic and political environment that might affect the issuer's financial strength and credit quality. In the case of a structured financing, the quality of its underlying assets and the integrity of its legal structure are considered. In the case of banks, for which sector there is a history of rescue by sovereign "lenders of last resort" or by major shareholders, the potential strength of any such support is also taken into account in the ratings.

Investment-grade ratings reflect expectations of timeliness of payment. However, ratings of different classes of obligations of the same issuer may vary based on expectations of recoveries in the event of a default or liquidation. Recovery expectations, which are the amounts expected to be received by investors after a security defaults, are a relatively minor consideration in investment grade ratings, but we do use "notching" of particular issues to reflect their degree of preference in a winding up, liquidation, or reorganization, as well as other factors. Recoveries do, however, gain in importance at lower rating levels, because of the greater likelihood of default, and become the major consideration at the 'DDD' category. Factors that affect recovery expectations include collateral and seniority relative to other obligations in the capital structure.

Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Plus (+) or Minus (-):   Plus and minus signs are used with a rating symbol to
                         indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR Indicates that Fitch does not rate the specific issue.

Withdrawn

A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

Rating Watch

Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," if ratings may be raised, lowered, or maintained. Rating Watch is typically resolved over a relatively short period.

Ratings Outlook

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are `stable` could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Description Of Fitch's Speculative Grade Bond Ratings

Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB           Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial
             alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
B            Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains.
             Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favourable business and economic environment.
CCC, CC,     High default risk. Default is a real possibility. Capacity for
and C        meeting financial commitments is solely reliant upon sustained, favourable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.
DDD,         Default. The ratings of obligations in this category are based on
DD, and      their prospects for achieving partial or full recovery in a
D            reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% -
             100% of outstanding amounts and accrued interest. "DD' indicates potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations.
             Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

Plus (+) or Minus (-):   Plus and minus signs are used with a rating symbol to
                         indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

Description of Fitch's Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F-2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F-3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favourable business and economic environment.

D             Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:
"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'.

'NR' indicates that Fitch does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.


                                                                     EXHIBIT IV

                              PORTFOLIO INSURANCE

         Set forth below is further information with respect to the insurance policies (the "Policies") that the Funds may obtain from several insurance companies with respect to insured California Municipal Bonds and Municipal Bonds held by the Fund. The Funds have no obligation to obtain any such Policies, and the terms of any Policies actually obtained may vary significantly from the terms discussed below.

         In determining eligibility for insurance, insurance companies will apply their own standards. These standards correspond generally to the standards such companies normally use in establishing the insurability of new issues of California Municipal Bonds and Municipal Bonds and are not necessarily the criteria that would be used in regard to the purchase of such bonds by a Fund. The Policies do not insure (i) municipal securities ineligible for insurance and (ii) municipal securities no longer owned by a Fund.

         The Policies do not guarantee the market value of the insured California Municipal Bonds and Municipal Bonds or the value of the shares of a Fund. In addition, if the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the insurance claims-paying ability of any such insurer deteriorates, the insurance company will not have any obligation to insure any issue held by the Fund that is adversely affected by either of the above described events. In addition to the payment of premium, the policies may require that a Fund notify the insurance company as to all California Municipal Bonds and Municipal Bonds in a Fund's portfolio and permit the insurance company to audit their records. The insurance premiums will be payable monthly by a Fund in accordance with a premium schedule to be furnished by the insurance company at the time the Policies are issued. Premiums are based upon the amounts covered and the composition of the portfolio.

         The Funds will seek to utilize insurance companies that have insurance claims-paying ability ratings of AAA from Standard & Poor's ("S&P") or Fitch, Inc. ("Fitch") or Aaa from Moody's Investors Service, Inc. ("Moody's"). No assurance can be given, however, that insurance from insurance carriers meeting these criteria will be at all times available.

         An S&P insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with the terms. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by S&P. Capacity to honor insurance contracts is considered by S&P to be extremely strong and highly likely to remain so over a long period of time. A Fitch insurance claims-paying ability rating provides an assessment of an insurance company's financial strength and, therefore, its ability to pay policy and contract claims under the terms indicated. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by Fitch. The ability to pay claims is adjudged by Fitch to be extremely strong for insurance companies with this highest rating. In the opinion of Fitch, foreseeable business and economic risk factors should not have any material adverse impact on the ability of these insurers to pay claims. In Fitch's opinion, profitability, overall balance sheet strength, capitalization and liquidity are all at very secure levels and are unlikely to be affected by potential adverse underwriting, investment or cyclical events. A Moody's insurance claims-paying ability rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims. An insurer with an insurance claims-paying ability rating of Aaa is considered by Moody's to be of the best quality. In the opinion of Moody's, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company's fundamentally strong position.

         An insurance claims-paying ability rating of S&P, Fitch or Moody's does not constitute an opinion on any specific contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurance claims-paying ability rating does not take into account deductibles, surrender or cancellation penalties or the timeliness of payment; nor does it address the ability of a company to meet nonpolicy obligations (i.e., debt contracts).

         The assignment of ratings by S&P, Fitch or Moody's to debt issues that are fully or partially supported by insurance policies, contracts or guarantees is a separate process from the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.


                      STATEMENT OF ADDITIONAL INFORMATION

               MERRILL LYNCH CALIFORNIA MUNICIPAL BOND FUND AND
            MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND OF
                MERRILL LYNCH CALIFORNIA MUNICIPAL SERIES TRUST

       MERRILL LYNCH CALIFORNIA LIMITED MATURITY MUNICIPAL BOND FUND OF
       MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST
                                 P.O. Box 9011
                       Princeton, New Jersey 08543-9011
                                (609) 282-2800

         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement and Prospectus of Merrill Lynch California Insured Municipal Bond Fund ("Insured Fund"), a series of Merrill Lynch California Municipal Series Trust (the "California Trust"), dated December 27, 2000, Merrill Lynch California Limited Maturity Municipal Bond Fund ("Limited Maturity Fund"), a series of Merrill Lynch Multi-State Limited Maturity Municipal Series Trust (the "Limited Maturity Trust"), dated November 22, 2000, and Merrill Lynch California Municipal Bond Fund ("California Fund"), a series of California Trust, dated December 27, 2000 (the "Proxy Statement and Prospectus"), each of which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling California Fund at 1-800-456-4587, ext. 123, or by writing to California Fund at the above address. This Statement of Additional Information has been incorporated by reference into the Proxy Statement and Prospectus.

         Further information about California Fund is contained in and incorporated by reference to its Statement of Additional Information, dated December 27, 2000, which is incorporated by reference into and accompanies this Statement of Additional Information.

         The Commission maintains a web site (http://www.sec.gov) that contains the prospectus and statement of additional information of each Fund, other material incorporated by reference and other information regarding the Funds.

                               TABLE OF CONTENTS

General Information...........................................................2
Financial Statements..........................................................2
Pro Forma Combined Schedules of Investments (unaudited).....................F-1
Pro Forma Combined Schedules of Assets  and Liabilities (unaudited).........F-9
Pro-Forma Combined Statement of Operations (unaudited).....................F-11

    The date of this Statement of Additional Information is April __, 2001.


                              GENERAL INFORMATION

         The shareholders of Insured Fund and Limited Maturity Fund are each being asked to approve the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of Insured Fund and Limited Maturity Fund by California Fund, and the simultaneous distribution to Insured Fund and Limited Maturity Fund of an equal aggregate value of newly-issued shares of California Fund ("Reorganization"). California Fund is an open-end management investment company organized as a Massachusetts business trust. Special Meetings of Shareholders of each of California Trust and Limited Maturity Trust to consider the Reorganization will be held at 800 Scudders Mill Road, Plainsboro, New Jersey, on May 29, 2001, at 9:00 a.m., Eastern time (for Insured Fund) and at 9:30 a.m., Eastern time (for Limited Maturity Fund).

         For detailed information about the Reorganization, shareholders of Insured Fund and Limited Maturity Fund should refer to the Proxy Statement and Prospectus. For further information about California Fund, shareholders should refer to California Fund's Statement of Additional Information, dated December 27, 2000, which accompanies this Statement of Additional Information and is incorporated by reference herein.

                             FINANCIAL STATEMENTS

         Pro forma financial statements reflecting consummation of the Reorganization are included herein.

California Fund

         Audited financial statements and accompanying notes for the fiscal year ended August 31, 2000, and the independent auditor's report thereon, dated September 29, 2000, of California Fund are incorporated herein by reference from California Fund's Annual Report to Shareholders.

Insured Fund

         Audited financial statements and accompanying notes for the fiscal year ended August 31, 2000, and the independent auditor's report thereon, dated September 29, 2000, of Insured Fund are incorporated herein by reference from Insured Fund's Annual Report to Shareholders.


Limited Maturity Fund

         Audited financial statements and accompanying notes for the fiscal year ended July 31, 2000, and the independent auditor's report thereon, dated September 8, 2000, of Limited Maturity Fund are incorporated herein by reference from Limited Maturity Fund's Annual Report to Shareholders. Unaudited financial statements and accompanying notes for the six-month period ended January 31, 2001 of Limited Maturity Fund are incorporated herein by reference from Limited Maturity Fund's Semi-Annual Report to Shareholders.


                            ADDITIONAL INFORMATION



         To the knowledge of the Merrill Lynch California Municipal Series Trust ("California Trust"), the following persons or entities owned of record or beneficially 5% or more of any class of California Fund as of March__, 2001:


California Fund

--------------------------------------------------------------------------------------------------------------------
Shareholder Name and Address                       Percentage of Class Owned                           Owned
--------------------------------------------------------------------------------------------------------------------
                                      Class A      Class B     Class C     Class D         Beneficially   Of Record
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------


         To the knowledge of the California Trust, the following persons or entities owned of record or beneficially 5% or more of any class of Insured
Fund as of March__, 2001:


Insured Fund

--------------------------------------------------------------------------------------------------------------------
Shareholder Name and Address                       Percentage of Class Owned                           Owned
--------------------------------------------------------------------------------------------------------------------
                                      Class A      Class B     Class C     Class D         Beneficially   Of Record
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------



         To the knowledge of the Merrill Lynch Multi-State Limited Maturity
Municipal Series Trust ("Limited Maturity Trust"), the following persons or entities owned of record or beneficially 5% or more of any class of Limited
Maturity Fund as of March__, 2001:

Limited Maturity Fund

--------------------------------------------------------------------------------------------------------------------
Shareholder Name and Address                       Percentage of Class Owned                           Owned
--------------------------------------------------------------------------------------------------------------------
                                      Class A      Class B     Class C     Class D         Beneficially   Of Record
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------




                       COMBINED SCHEDULE OF INVESTMENTS
               FOR MERRILL LYNCH CALIFORNIA MUNICIPAL BOND FUND,
             MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND
       AND MERRILL LYNCH CALIFORNIA LIMITED MATURITY MUNICIPAL BOND FUND
                       As of August 31, 2000 (unaudited)

-----------------------------------------------------------------------------------------------------------------------------------
                                                            (in Thousands)
                                                                                                      Value
                                                                            -------------------------------------------------------
                                                                                           California    California
                                                                              California    Insured      Limited      Pro Forma for
S&P      Moody's   Face                                                       Municipal    Municipal     Maturity       Combined
Ratings  Ratings   Amount                                                     Bond Fund    Bond Fund     Fund            Funds
-----------------------------------------------------------------------------------------------------------------------------------
California - 98.4%
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       $2,625   ABAG Finance Authority for Nonprofit               $  2,770     $      -     $      -      $  2,770
                            Corporations, California, COP (Children's
                            Hospital Medical Center),  6% due 12/01/2029(a)
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa        2,500   Alameda Corridor Transportation Authority,               -         2,487            -         2,487
                            California, Revenue Bonds, Senior Lien, Series
                            A,  5.25% due 10/01/2021(h)
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa        6,595   Alameda County, California, COP (Financing           5,171         1,817            -         6,988
                            Project),  6% due 9/01/2021(h)
-----------------------------------------------------------------------------------------------------------------------------------
NR*      NR*        3,750   Alameda, California, Public Financing                4,055             -            -         4,055
                            Authority, Local Agency Special Tax Revenue
                            Bonds (Community Facility Number 1), Series
                            A,  7% due 8/01/2019
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa        1,000   Anaheim, California, Public Financing                   -         1,096            -         1,096
                            Authority, Lease Revenue Bonds (Public
                            Improvements Project), Senior-Series A,  6%
                            due 9/01/2024(f)
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa        4,000   Anaheim, California, Public Financing                3,551         1,184            -         4,735
                            Authority, Tax Allocation Revenue Refunding
                            Bonds, RITES,  8.42% due 12/28/2018(h)(j)
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa        2,000   Bakersfield, California, COP, Refunding                  -         2,080            -         2,080
                            (Convention Center Expansion Project),  5.875%
                            due 4/01/2022(h)
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa        6,000   Bay Area Government Association, California,         6,241             -            -         6,241
                            Revenue Refunding Bonds (California
                            Redevelopment Agency Pool), Series A,  6% due
                            12/15/2024(f)
-----------------------------------------------------------------------------------------------------------------------------------
                            California Educational Facilities Authority
                            Revenue Refunding Bonds:
NR*      A2           200       (Loyola Marymount University),  5.70% due            -             -          207           207
                                10/01/2002
NR*      Aaa        1,025       (University of the Pacific),  5.875% due         1,084             -            -         1,084
                            11/01/2020(h)
-----------------------------------------------------------------------------------------------------------------------------------
                            California HFA, Home Mortgage Revenue Bonds:
AA-      Aa2        3,830       AMT, Series F-1,  7% due 8/01/2026(d)            3,373           590            -         3,963
AA-      Aa2        6,900       Series D,  5.85% due 8/01/2017                   7,201             -            -         7,201
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa          980   California HFA, Housing Revenue Bonds, AMT,          1,012             -            -         1,012
                            Series A,  7.20% due 2/01/2026(h)
-----------------------------------------------------------------------------------------------------------------------------------
A+       Aa2        3,900   California HFA Revenue Bonds, RIB, AMT, Series       4,178             -            -         4,178
                            B-2,  8.351% due 8/01/2023(d)(j)
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa        3,000   California Health Facilities Finance                 3,198             -            -         3,198
                            Authority, Insured Health Facility Revenue
                            Refunding Bonds (Catholic Healthcare West),
                            Series A,  6% due 7/01/2017(h)
-----------------------------------------------------------------------------------------------------------------------------------
                            California Health Facilities Finance Authority
                            Revenue Bonds (Scripps Research Institute),
                            Series A:
NR*      Aa3        5,780       6.625% due 7/01/2014                             6,179             -            -         6,179
AAA      Aaa        2,000       6.375% due 10/01/2022(h)                             -          2,112           -         2,112
-----------------------------------------------------------------------------------------------------------------------------------
A1+      VMIG1+     6,500   California Health Facilities Finance Authority       6,500             -            -         6,500
                            Revenue Refunding Bonds (Adventist Hospital),
                            VRDN, Series B,  3.30% due 9/01/2028(h)(k)
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa         $500   California Health Facilities Finance Authority      $    -         $   -        $ 517         $ 517
                            Revenue Refunding Bonds (De Las Companas),
                            Series A,  5.30% due 7/01/2003(a)
-----------------------------------------------------------------------------------------------------------------------------------
                            California Pollution Control Financing
                            Authority, PCR, Refunding (Pacific Gas and
                            Electric), VRDN:
A1+      NR*          900       Series A,  3.30% due 12/01/2018(i)                   -           900            -           900
A1+      NR*        1,900       Series C,  3.40% due 11/01/2026(k)               1,900             -            -         1,900
A1+      NR*          200       Series D,  3.35% due 11/01/2026(k)                 200             -            -           200
A1+      VMIG1+       100       Series E, 2.75% due 11/01/2026(k)                  100             -            -           100
A1       VMIG1+       200       Series G,  3.45% due 2/01/2016(k)                  200             -            -           200
-----------------------------------------------------------------------------------------------------------------------------------
                            California Pollution Control Financing
                            Authority, PCR, Refunding (Southern California
                            Edison Company), VRDN(k):
A1       VMIG1+     1,000       Series B,  3.60% due 2/28/2008                   1,000             -            -         1,000
A1       P1           800       Series D,  3.60% due 2/28/2008                     800             -            -           800
-----------------------------------------------------------------------------------------------------------------------------------
AAA      NR*        1,000   California Rural Home Mortgage Finance                   -         1,056            -         1,056
                            Authority, S/F Mortgage Revenue Bonds
                            (Mortgage Backed Securities Program), AMT,
                            Series B,  6.15% due 6/01/2020(e)
-----------------------------------------------------------------------------------------------------------------------------------
AA-      Aa3        5,970   California State Department of Veteran               6,213             -            -         6,213
                            Affairs, Home Purpose Revenue Refunding Bonds,
                            Series C,  5.875% due 12/01/2015
-----------------------------------------------------------------------------------------------------------------------------------
                            California State, GO:
AA       Aa2          500       6.75% due 10/01/2003                                 -             -          539           539
AAA      Aaa          750       6.35% due 11/01/2004(c)                              -             -          816           816
-----------------------------------------------------------------------------------------------------------------------------------
                            California State, GO, Refunding(h):
AAA      Aaa        5,000       5% due 8/01/2024                                 4,752             -            -         4,752
AAA      Aaa       15,000       4.25% due 10/01/2026                            12,418             -            -        12,418
-----------------------------------------------------------------------------------------------------------------------------------
A+       A          2,840   California State Public Works Board, High            3,145             -            -         3,145
                            Technology Facilities, Lease Revenue Bonds
                            (San Jose Facilities), Series A,  7.75% due
                            8/01/2006
-----------------------------------------------------------------------------------------------------------------------------------
                            California State Public Works Board, Lease
                            Revenue Bonds (Department of Corrections),
                            Series A:
AA-      AAA       10,000       7% due 11/01/2004(i)                             9,035         2,259            -        11,294
AAA      Aaa        5,000       5.50% due 1/01/2017(a)                           5,152             -            -         5,152
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa        2,000   California State Public Works Board, Lease               -         2,081            -         2,081
                            Revenue Bonds (Department of Health Services),
                            Series A,  5.625% due 11/01/2019(h)
-----------------------------------------------------------------------------------------------------------------------------------
                            California State Public Works Board, Lease
                            Revenue Refunding Bonds (Various University of
                            California Projects)(a):
AAA      Aaa        2,000       Series A, 5.40% due 12/01/2016                   2,064             -            -         2,064
AAA      Aaa        1,500       Series B,  5.625% due 3/01/2019                                1,546            -         1,546
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa        1,580   California State University and Colleges,                -         1,660            -         1,660
                            Housing System Revenue Refunding Bonds,  5.80%
                            due 11/01/2017(c)
-----------------------------------------------------------------------------------------------------------------------------------
AAA      NR*        6,000   California Statewide Communities Development         6,143             -            -         6,143
                            Authority, COP, Refunding (Huntington Memorial
                            Hospital),  5.80% due 7/01/2026(l)
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa          500   California Statewide Communities Development             -             -          516           516
                            Authority, Lease Revenue Refunding Bonds
                            (Oakland Convention Center Projects),  5.70%
                            due 10/01/2002(a)
-----------------------------------------------------------------------------------------------------------------------------------
NR*      NR*         $400   Coachella Valley, California, Water                  $   -         $   -        $ 428         $ 428
                            Improvement District Number 71, Storm Water
                            District, COP (Flood Control Project), 6.60%
                            due 10/01/2002(i)
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa        2,700   Contra Costa County, California, Public                  -         2,693            -         2,693
                            Financing Authority, Lease Revenue Refunding
                            Bonds (Various Capital Facilities), Series A,
                            5.35% due 8/01/2024(h)
-----------------------------------------------------------------------------------------------------------------------------------
                            Contra Costa County, California, Public
                            Financing Authority, Tax Allocation Revenue
                            Bonds, Series A:
BBB      NR*          660       7.10% due 8/01/2002(i)                             710             -            -           710
BBB      NR*          340       7.10% due 8/01/2022                                353             -            -           353
-----------------------------------------------------------------------------------------------------------------------------------
                            Corona, California, COP, Refunding (Corona
                            Community):
AAA      AAA        1,915       8% due 3/01/2009(i)
                                                                                 2,418             -            -         2,418
AAA      AAA        2,230       8% due 3/01/2010(i)                              2,875             -            -         2,875
AAA      AAA        2,065       8% due 3/01/2011(i)                              2,643             -            -         2,643
AAA      AAA        2,810       8% due 3/01/2012(i)                              3,647             -            -         3,647
AAA      AAA        2,605       8% due 3/01/2013(i)                              3,373             -            -         3,373
AAA      AAA        2,410       8% due 3/01/2014(i)                              3,115             -            -         3,115
AAA      AAA        3,035       8% due 3/01/2015(b)                              3,959             -            -         3,959
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa        5,000   Fairfield, California, Public Financing              4,764             -            -         4,764
                            Authority Revenue Refunding Bonds (Municipal
                            Park Improvement District No. 1), Series A,
                            5% due 7/01/2023(f)
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa          350   Foothill/Eastern Corridor Agency, California,            -             -          385           385
                            Toll Road Revenue Refunding Bonds, Senior
                            Lien, Series A, 6.0% due 1/01/2007(i)
-----------------------------------------------------------------------------------------------------------------------------------
                            Grossmont, California, Unified High School
                            District, COP(f):
AAA      Aaa        1,220       5.65% due 9/01/2017                                  -         1,284            -         1,284
AAA      Aaa        2,250       5.75% due 9/01/2026                                  -         2,321            -         2,321
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa        2,750   Hawthorne, California, School District, GO,          2,790             -            -         2,790
                            Series A,  5.50% due 5/01/2022(c)
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa        2,500   Industry, California, Urban Development Agency           -         2,644            -         2,644
                            Tax Allocation Refunding Bonds (Transportation
                            District Industrial Redevelopment Project 2),
                            6.50% due 11/01/2016(h)
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa        5,080   Irvine, California, Unified School District,         5,268             -            -         5,268
                            Special Tax Refunding Bonds (Community
                            Facilities District No. 86-1),  5.50% due
                            11/01/2017(a)
-----------------------------------------------------------------------------------------------------------------------------------
                            Long Beach, California, Improvement Bond Act
                            1915 (Assessment District 90-2):
NR*      NR*          465       7% due 9/02/2001                                   475             -            -           475
NR*      NR*          495       7.05% due 9/02/2002                                515             -            -           515
NR*      NR*          530       7.10% due 9/02/2003                                551             -            -           551
NR*      NR*          570       7.15% due 9/02/2004                                593             -            -           593
NR*      NR*          610       7.20% due 9/02/2005                                634             -            -           634
NR*      NR*          650       7.25% due 9/02/2006                                676             -            -           676
NR*      NR*        4,040       7.50% due 9/02/2011                              4,202             -            -         4,202
-----------------------------------------------------------------------------------------------------------------------------------
NR*      NR*        5,695   Long Beach, California, M/F Housing                  3,531             -            -         3,531
                            Redevelopment Agency Revenue Bonds (Pacific
                            Court Apartments), AMT, Issue B,  6.95% due
                            9/01/2023(m)
-----------------------------------------------------------------------------------------------------------------------------------
NR*      NR*        1,000   Long Beach, California, Special Tax Bonds            1,021             -            -         1,021
                            (Community Facilities District No. 3-Pine
                            Ave.),  6.375% due 9/01/2023
-----------------------------------------------------------------------------------------------------------------------------------
NR*      Aaa       $4,000   Los Angeles, California, COP (Sonnenblick Del      $ 4,345          $  -         $  -       $ 4,345
                            Rio West Los Angeles),  6.20% due
                            11/01/2031(a)
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa        5,150   Los Angeles, California, Community                   5,573             -            -         5,573
                            Redevelopment Agency, Tax Allocation Refunding
                            Bonds (Bunker Hill), Series H,  6.50% due
                            12/01/2016(f)
-----------------------------------------------------------------------------------------------------------------------------------
AAA      AAA       10,000   Los Angeles, California, Convention and             12,314             -            -        12,314
                            Exhibition Center Authority, COP, 9% due
                            12/01/2005(i)
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa          200   Los Angeles, California, Department of                   -             -          216           216
                            Airports, Airport Revenue Refunding Bonds,
                            Series A,  6% due 5/15/2005(c)
-----------------------------------------------------------------------------------------------------------------------------------
A+       Aa3          550   Los Angeles, California, Department of Water             -             -          566           566
                            and Power, Electric Plant Revenue Bonds,  6%
                            due 4/01/2002
-----------------------------------------------------------------------------------------------------------------------------------
A+       Aa3        1,750   Los Angeles, California, Department of Water         1,805             -            -         1,805
                            and Power, Electric Plant Revenue Refunding
                            Bonds,  5.875% due 2/15/2020
-----------------------------------------------------------------------------------------------------------------------------------
NR*      Aa3       10,000   Los Angeles, California, Department of Water        10,680             -            -        10,680
                            and Power, Electric Plant Revenue Refunding
                            Bonds, RIB, Series 370,  7.74% due
                            2/15/2024(j)
-----------------------------------------------------------------------------------------------------------------------------------
NR*      Aaa        7,000   Los Angeles, California, Harbor Department           5,604         2,241            -         7,845
                            Revenue Bonds, RITR, AMT, Series RI-7,  8.095%
                            due 11/01/2026(h)(j)
-----------------------------------------------------------------------------------------------------------------------------------
AAA      NR*        5,000   Los Angeles, California, Harbor Department           6,276             -            -         6,276
                            Revenue Refunding Bonds,  7.60% due
                            10/01/2018(b)
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       $3,000   Los Angeles County, California, Metropolitan        $2,891         $   -        $   -        $2,891
                            Transportation Authority, Sales Tax Revenue
                            Refunding Bonds, Proposition A, First Tier,
                            Senior Series C,  5% due 7/01/2021(a)
-----------------------------------------------------------------------------------------------------------------------------------
AA-      Aa1        1,000   Los Angeles County, California, Public Works             -             -        1,021         1,021
                            Financing Authority Revenue Refunding Bonds
                            (Capital Construction),  4.80% due 3/01/2004
-----------------------------------------------------------------------------------------------------------------------------------
AA       Aa2        4,000   Metropolitan Water District of Southern              3,778             -            -         3,778
                            California, Waterworks Revenue Bonds, Series
                            A,  5% due 7/01/2026
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa        2,140   Mount Diablo, California, Unified School                 -         2,251            -         2,251
                            District, Community Facilities District
                            Special Tax, Number 1,  6.30% due 8/01/2022(a)
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa        2,500   Mountain View, California, Capital                       -         2,599            -         2,599
                            Improvements Financing Authority Revenue
                            Refunding Bonds (City Hall Community
                            Theatre),  6.50% due 8/01/2016(h)
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       20,000   Northern California, Transmission Revenue           19,926             -            -        19,926
                            Refunding Bonds (California-Oregon
                            Transmission Project), Series A,  5.25% due
                            5/01/2020(h)
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa        5,635   Ontario, California, Redevelopment Financing         5,900             -            -         5,900
                            Authority Revenue Refunding Bonds (Cimarron
                            Project No.1-Center City),  6.375% due
                            8/01/2020(h)
-----------------------------------------------------------------------------------------------------------------------------------
NR*      Aaa        1,000   Petaluma, California, Community Development              -         1,027            -         1,027
                            Commission Tax Allocation Bonds (Petaluma
                            Community Development Project), Series A,
                            5.75% due 5/01/2030(h)
-----------------------------------------------------------------------------------------------------------------------------------
AAA      NR*       11,620   Pittsburg, California, Redevelopment Agency,        17,112             -            -        17,112
                            Residential Mortgage Revenue Bonds,  9.60% due
                            6/01/2016(b)
-----------------------------------------------------------------------------------------------------------------------------------
NR*      NR*        7,835   Pleasanton, California, Joint Powers Financing       8,200             -            -         8,200
                            Authority, Revenue Refunding Reassessment
                            Bonds, Sub-Series B,  6.75% due 9/02/2017
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       $3,000   Pomona, California, Public Financing Authority           -         2,853            -         2,853
                            Revenue Refunding Bonds (Southwest Pomona
                            Redevelopment Project), Series W,  5% due
                            2/01/2024(h)
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa        1,000   Port Oakland, California, Port Revenue               1,033             -            -         1,033
                            Refunding Bonds, Series I,  5.60% due
                            11/01/2019(h)
-----------------------------------------------------------------------------------------------------------------------------------
AAAr     Aaa        8,295   Port Oakland, California, RITR, AMT, Class R,        7,116         2,261            -         9,377
                            Series 5,  5.85% due 11/01/2012(c)(j)
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa        2,360   Roseville, California, Finance Authority,            2,274             -            -         2,274
                            Local Agency Revenue Refunding Bonds
                            (Northeast Certified Bond Refinancing), Series
                            A,  5% due 9/01/2021(f)
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       10,000   Sacramento County, California, Airport System        9,445             -            -         9,445
                            Revenue Refunding Bonds, Sub-Series B,  5% due
                            7/01/2026(c)
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa        3,865   Sacramento, California, City Financing               4,007             -            -         4,007
                            Authority, Capital Improvement Revenue Bonds
                            (Solid Waste and Redevelopment Project),
                            5.75% due 12/01/2022(a)
-----------------------------------------------------------------------------------------------------------------------------------
                            Sacramento, California, Municipal Utility
                            District, Electric Revenue Refunding Bonds:
AAA      Aaa        9,000       INFLOS,  8.564% due 8/15/2018(c)(j)              7,682         2,195            -         9,877
AAA      Aaa       10,000       Series L,  5.125% due 7/01/2022(h)               8,763           974            -         9,737
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa        1,700   Sacramento, California, Power Authority                  -         1,819            -         1,819
                            Revenue Bonds (Cogeneration Project),  5.875%
                            due 7/01/2015(h)
-----------------------------------------------------------------------------------------------------------------------------------
AA       Aa3        3,690   Sacramento County, California, Sanitation            3,835             -            -         3,835
                            District Financing Authority Revenue Refunding
                            Bonds, Series A,  5.75% due 12/01/2018
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa        3,500   Saddleback Valley, California, Unified School        3,638             -            -         3,638
                            District, Public Financing Authority, Special
                            Tax Revenue Refunding Bonds, Series A,  5.65%
                            due 9/01/2017(f)
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa        2,000   San Bernardino, California, Joint Powers                 -         2,030            -         2,030
                            Financing Authority, Lease Revenue Bonds
                            (Department of Transportation Lease), Series
                            A,  5.50% due 12/01/2020(h)
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa        4,000   San Bernardino, California, Joint Powers             4,223             -            -         4,223
                            Financing Authority, Tax Allocation Revenue
                            Refunding Bonds, Series A,  5.75% due
                            10/01/2015(f)
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       10,000   San Diego, California, Certificates of               9,635             -            -         9,635
                            Undivided Interest, Water Utility Fund, Net
                            System Revenue Bonds,  5% due 8/01/2021(c)
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa        9,000   San Francisco, California, Bay Area Rapid            8,171             -            -         8,171
                            Transit District, Sales Tax Revenue Refunding
                            Bonds,  4.75% due 7/01/2023(a)
-----------------------------------------------------------------------------------------------------------------------------------
                            San Francisco, California, City and County
                            Airport Commission, International Airport
                            Revenue Bonds, AMT, Second Series:
AAA      Aaa        6,500       Issue 6,  6.60% due 5/01/2020(a)                 6,969             -            -         6,969
AAA      Aaa        5,500       Issue 11,  6.25% due 5/01/2026(c)                3,144         2,620            -         5,764
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa        1,250   San Francisco, California, City and County               -         1,322            -         1,322
                            Airport Commission, International Airport,
                            Special Facilities Lease Revenue Bonds (SFO
                            Fuel Company LLC), AMT, Series A,  6.10% due
                            1/01/2020(f)
-----------------------------------------------------------------------------------------------------------------------------------
AA       Aa3        1,720   San Francisco, California, City and County           1,805             -            -         1,805
                            Educational Facilities, GO (Community
                            College), Series A,  5.75% due 6/15/2019
-----------------------------------------------------------------------------------------------------------------------------------
AA       Aa3       $1,310   San Francisco, California, City and County Zoo      $1,375          $  -         $  -        $1,375
                            Facilities, GO, Series B,  5.75% due 6/15/2019
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa          300   San Jose, California, Financing Authority,               -             -          309           309
                            Lease Revenue Refunding Bonds
                            (Tuers-Capitol/Camden Park), Series B,  4.70%
                            due 8/15/2009(a)
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       10,000   San Jose, California, Redevelopment Agency Tax       9,445             -            -         9,445
                            Allocation Bonds (Merged Area Redevelopment
                            Project),  5% due 8/01/2026(a)
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa        2,000   San Jose, California, Redevelopment Agency Tax           -         1,889            -         1,889
                            Allocation Bonds (Merged Area Redevelopment
                            Project),  5% due 8/01/2026(a)
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa        1,420   San Jose-Evergreen, California, Community            1,445             -            -         1,445
                            College District, GO, Series B,  5.50% due
                            9/01/2021(c)
-----------------------------------------------------------------------------------------------------------------------------------
                            San Juan, California, Unified School District,
                            GO:
AAA      Aaa        3,740       5.625% due 8/01/2017(c)                          3,950             -            -         3,950
AAA      Aaa        3,000       5.70% due 8/01/2019(f)                           2,096         1,048            -         3,144
AAA      Aaa        4,345       5.625% due 8/01/2020(c)                          4,492             -            -         4,492
-----------------------------------------------------------------------------------------------------------------------------------
AA       Aa2        1,250   San Mateo, California, GO (Library Improvement       1,275             -            -         1,275
                            Project),  5.625% due 8/01/2025
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       10,000   Santa Clara County, California, Financing           11,211             -            -        11,211
                            Authority, Lease Revenue Bonds (VMC Facility
                            Replacement Project), Series A, 6.75% due
                            11/15/2004(a)(i)
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       15,000   Santa Clara County, California, Financing           14,359             -            -        14,359
                            Authority, Lease Revenue Refunding Bonds,
                            Series A,  5% due 11/15/2022(a)
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa        8,750   Santa Clara Valley, California, Water                9,072             -            -         9,072
                            District, COP, Refunding and Improvement
                            Bonds, Series A,  6% due 2/01/2024(c)
-----------------------------------------------------------------------------------------------------------------------------------
NR*      NR*        3,000   Santa Margarita, California, Water District,         3,048             -            -         3,048
                            Special Tax Refunding Bonds (Community
                            Facilities District No. 99), Series 1,  6.25%
                            due 9/01/2029
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa        4,000   Santa Monica, California, Redevelopment              4,231             -            -         4,231
                            Agency, Tax Allocation Bonds (Earthquake
                            Recovery Redevelopment Project),  6% due
                            7/01/2029(a)
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       10,000   Santa Rosa, California, Wastewater Revenue           9,563             -            -         9,563
                            Refunding Bonds (Subregional Wastewater
                            Project), Series A,  5% due 9/01/2022(c)
-----------------------------------------------------------------------------------------------------------------------------------
                            Southern California Home Finance Authority, S/F
                            Mortgage Revenue Bonds (Mortgage-Backed
                            Securities Program), AMT, Series A:
AAA      NR*        1,775       7.625% due 10/01/2023(g)                         1,812             -            -         1,812
AAA      NR*        1,290       7.35% due 9/01/2024(e)                           1,322             -            -         1,322
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa        1,630   Temecula Valley, California, Unified School              -         1,748            -         1,748
                            District, GO, Series F,  5.80% due
                            9/01/2014(f)
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa        2,500   Turlock, California, Irrigation District                 -         2,363            -         2,363
                            Revenue Refunding Bonds, Series A,  5% due
                            1/01/2026(h)
-----------------------------------------------------------------------------------------------------------------------------------
                            University of California Revenue Refunding
                            Bonds (Multiple Purpose Projects):
AAA      Aaa          500       Series C, 10% due 9/01/2001(a)                       -             -          529           529
AAA      Aaa        5,000       Series E,  5.125% due 9/01/2020(h)               4,923                     -    -         4,923
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa        1,500   University of California Revenue Refunding               -         1,445            -         1,445
                            Bonds (Research Facilities), Series C,  5% due
                            9/01/2021(f)
-----------------------------------------------------------------------------------------------------------------------------------
AAAr     Aaa       $4,000   Puerto Rico Commonwealth, GO, Refunding,            $4,370            $-           $-        $4,370
                            RITR, Class R, Series 3, 5.80% due
                            7/01/2016(h)(j)
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa         2,000  Puerto Rico Commonwealth Highway and                    -          2,110            -         2,110
                            Transportation Authority, Transportation
                            Revenue Bonds, Series B,  5.75% due
                            7/01/2018(h)
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa         1,000  Puerto Rico Electric Power Authority, Power             -          1,081            -         1,081
                            Revenue Refunding Bonds, LEVRRS,  7.578% due
                            7/01/2023(f)(i)(j)
-----------------------------------------------------------------------------------------------------------------------------------
                            Total Investments  (Cost - $470,035)  - 98.6%     429,881         65,686        6,049       501,616
                            Other Assets Less Liabilities - 1.4%                6,155            914          133         6,997#
                                                                            -------------------------------------------------------
                            Net Assets - 100.0%                              $436,036        $66,600       $6,182      $508,613#
                                                                            =======================================================


(a)          AMBAC Insured.
(b)          Escrowed to maturity.
(c)          FGIC Insured.
(d)          FHA Insured.
(e)          FNMA/GNMA Collateralized.
(f)          FSA Insured.
(g)          GNMA Collateralized.
(h)          MBIA Insured.
(i)          Prerefunded.
(j)          The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 2000.
(k)          The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 2000.
(l)          Connie Lee Insured.
(m)          Non-income producing security.
*            Not Rated.
+            Highest short-term rating by Moody's Investors Service, Inc.
#            Amount reflect Pro Forma adjustment to the Statement of Assets and
             Liabilities.
             Ratings of issues shown have not been audited by Deloitte & Touche
             LLP

See Notes to Financial Statements.

Portfolio
Abbreviations
             To simplify the listings of California Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below.

AMT          Alternative Minimum Tax (subject to)
COP          Certificates of Participation
GO           General Obligation Bonds
HFA          Housing Finance Agency
INFLOS       Inverse Floating Rate Municipal Bonds
M/F          Multi-Family
PCR          Pollution Control Revenue Bonds
RIB          Residual Interest Bonds
RITES        Residual Interest Tax-Exempt Securities
RITR         Residual Interest Trust Receipts
S/F          Single-Family
VRDN         Variable Rate Demand Notes


            PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES
               FOR MERRILL LYNCH CALIFORNIA MUNICIPAL BOND FUND,
             MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND
       AND MERRILL LYNCH CALIFORNIA LIMITED MATURITY MUNICIPAL BOND FUND
                       As of August 31, 2000 (Unaudited)

The following unaudited Pro Forma Combined Statement of Assets and Liabilities has been derived from the Statements of Assets and Liabilities of the respective Funds at August 31, 2000 and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred at August 31, 2000. The pro forma Combined Statement of Assets and Liabilities is presented for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated at August 31, 2000. The Pro Forma Combined Statement of Assets and Liabilities should be read in conjunction with the financial statements and related notes of Merrill Lynch California Municipal Bond Fund included in its Annual Report to Shareholders for the fiscal year ended August 31, 2000,which is incorporated herein by reference, the financial statements and related notes of Merrill Lynch California Insured Municipal Bond Fund included in its Annual Report to Shareholders for the fiscal year ended August 31, 2000,which is incorporated herein by reference and the financial statements and related notes of Merrill Lynch California Limited Maturity Muncipal Bond Fund included in its Annual Report to Shareholders for the fiscal year ended July 31, 2000,which is incorporated herein by reference.

                                 California        California        California                        Pro Forma
                               Municipal Bond       Insured       Limited Maturity                        for
                                    Fund              Fund              Fund         Adjustments     Combined Fund
                               --------------     -----------     ----------------   -----------    --------------
Assets:
Investments, at value*          $429,881,078      $65,686,474       $6,049,425                      $501,616,977
Cash                                  60,801           67,392           14,054                           142,247
Receivables:
   Interest                        6,439,190        1,025,302          133,017                         7,597,509
   Securities sold                   902,700           35,000                -                           937,700
   Beneficial interest sold          439,990           36,044                -                           476,034
Prepaid registrations fees
   and other assets                   89,131           24,254              614                           113,999
                                ------------      -----------       ----------       ----------     ------------
Total assets                     437,812,890       66,874,466        6,197,110                       510,884,466
                                ------------      -----------       ----------       ----------     ------------

Liabilities:
Payables:
   Beneficial interest               734,674           10,504                -                           745,178
   redeemed
   Dividends to shareholders         563,544           79,550            3,861                           646,955
   Investment adviser                163,376           24,748              640                           188,764
   Distributor                       106,391           22,185            1,005                           129,581
Accrued expenses and other
   liabilities                       208,890          137,380            9,358        $205,500 (1)       561,128
                                ------------      -----------       ----------       ----------     ------------
Total liabilities                  1,776,875          274,367           14,864         205,500         2,271,606
                                ------------      -----------       ----------       ----------     ------------

Net Assets:
Net assets                      $436,036,015      $66,600,099       $6,182,246       $(205,500)     $508,612,860
                                ============      ===========       ==========       ==========     ============

Net Assets Consist of:
Class A Common Stock, $0.10
   par value, unlimited
   number of shares
   authorized                        283,017           77,289           10,030          (8,867)          361,469
Class B Common Stock, $0.10
   par value, unlimited
   number of shares
   authorized                      1,779,226          473,073           26,264         (50,076)        2,228,487
Class C Common Stock, $0.10
   par value, unlimited
   number of shares
   authorized                         91,122           27,708              283          (2,787)          116,326
Class D Common Stock, $0.10
   par value, unlimited
   number of shares
   authorized                      1,718,042           77,364           25,397         (10,717)        1,810,086
Paid-in capital in excess of     428,218,871       65,372,437        6,080,960        (133,053)      499,539,215
   par
Accumulated realized
   capital losses - net          (20,285,317)      (2,436,562)        (278,319)                      (23,000,198)

Accumulated distribution
   in excess of realized
   capital gains on
   investments - net              (3,775,117)         249,215                -                        (4,024,332)

Unrealized appreciation
   on investments - net           28,006,171        3,258,005          317,631                        31,581,807
                                ------------      -----------       ----------       ----------     ------------
Net assets                      $436,036,015      $66,600,099       $6,182,246       $(205,500)     $508,612,860
                                ============      ===========       ==========       ==========     ============
Net Asset Value:
Class A:
   Net assets                    $31,868,647       $7,852,222       $1,000,551        $(24,215)      $40,697,205
                                ============      ===========       ==========       ==========     ============
   Shares outstanding              2,830,174          772,889          100,298         (88,669)        3,614,692
                                ============      ===========       ==========       ==========     ============
   Net asset value                    $11.26           $10.16            $9.98              -             $11.26
                                ============      ===========       ==========       ==========     ============
Class B:
   Net assets                   $200,408,704      $48,068,903       $2,619,056       $(116,540)     $250,980,123
                                ============      ===========       ==========       ==========     ============
   Shares outstanding             17,792,261        4,730,725          262,638        (500,757)       22,284,867
                                ============      ===========       ==========       ==========     ============
   Net asset value                    $11.26           $10.16            $9.97              -             $11.26
                                ============      ===========       ==========       ==========     ============
Class C:
   Net assets                    $10,261,949       $2,813,896          $28,266         $(5,477)      $13,098,634
                                ============      ===========       ==========       ==========     ============
   Shares outstanding                911,220          277,079            2,833         (27,873)        1,163,259
                                ============      ===========       ==========       ==========     ============
   Net asset value                    $11.26           $10.16            $9.98              -             $11.26
                                ============      ===========       ==========       ==========     ============
Class D:
   Net assets                   $193,496,715       $7,865,078       $2,534,373        $(59,268)     $203,836,898
                                ============      ===========       ==========       ==========     ============
   Shares outstanding             17,180,419          773,642          253,967        (107,174)       18,100,854
                                ============      ===========       ==========       ==========     ============
   Net asset value                    $11.26           $10.17            $9.98              -             $11.26
                                ============      ===========       ==========       ==========     ============
*identified cost                $401,874,907      $62,428,469       $5,731,794                      $470,035,170
                                ============      ===========       ==========       ==========     ============

--------------------
(1) Reflects the charge for estimted Reorganization expenses of $205,500, of which $56,300 is attributable to California Municipal Bond Fund, $92,100 is attributable to California Insured Municipal Bond Fund and $57,100 is attributable to California Limited Maturity Fund.

See Notes to Financial Statements.


                PRO FORMA COMBINED STATEMENT OF OPERATIONS FOR
                 MERRILL LYNCH CALIFORNIA MUNICIPAL BOND FUND,
             MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND
                     AND MERRILL LYNCH CALIFORNIA LIMITED
       MATURITY MUNICIPAL BOND FUND For the Period September 1, 1999 to
                          August 31, 2000 (Unaudited)

The following unaudited Pro Forma Combined Statement of Operations has been derived from the Statements of Operations of the respective Funds for the period September 1, 1999 to August 31, 2000, and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred on August 31, 2000. The Pro Forma Statement of Operations is presented for informational purposes only and does not purport to be indicative of the results of operations that actually would have resulted if the Reorganization had been consummated on August 31, 2000 nor which may result from future operations. The Pro Forma Combined Statement of Operations should be read in conjunction with the financial statements and related notes of Merrill Lynch California Municipal Bond Fund included in its Annual Report to Shareholders for the fiscal year ended August 31, 2000,which is incorporated herein by reference, the financial statements and related notes of Merrill Lynch California Insured Municipal Bond Fund included in its Annual Report to Shareholders for the fiscal year ended August 31, 2000,which is incorporated herein by reference and the financial statements and related notes of Merrill Lynch California Limited Maturity Fund included in its Annual Report to Shareholders for the fiscal year ended July 31, 2000,which is incorporated herein by reference.

                                                                           California                     Pro Forma
                                             California     California      Limited                     For Combined
                                           Municipal Fund  Insured Fund  Maturity Fund    Adjustments     Fund (3)
                                           --------------  ------------  -------------    -----------   ------------
Investment Income
   Interest and amortization of premium
       and discount earned                   $27,619,333    $4,024,217     $  341,576                    $31,985,126

Expenses:
   Management fees                            2,521,529        376,496         24,099   $      5,632  (1)  2,927,756
   Account maintenance and distribution
       fees - Class B                         1,128,785        248,234         10,395          4,454  (1)  1,391,868
   Accounting services                          134,600         62,270         29,752        (69,622) (2)    157,000
   Account maintenance fees - Class D           188,172          7,533          2,680                        198,385
   Professional fees                             79,459         66,638         50,800       (129,947) (2)     66,950
   Printing and shareholder reports              56,874         39,749         22,854        (59,437) (2)     60,040
   Transfer agent fees - Class B                 83,174         15,887          1,029                        100,090
   Account maintenance and distribution
       fees - Class C                            61,680         19,060             83            248  (1)     81,071
   Custodian fees                                47,859         11,453          2,121        (11,692) (2)     49,741
   Transfer agent fees - Class D                 56,518          1,949            706                         59,173
   Registration fees                             23,624         29,714          4,447        (34,161) (2)     23,624
   Trustees' fees and expenses                   32,997          7,615         11,477        (19,349) (2)     32,740
   Pricing fees                                  15,307          4,009          1,537         (4,053) (2)     16,800
   Transfer agent fees - Class A                  9,896          2,089            309                         12,294
   Transfer agent fees - Class C                  4,008          1,089             30                          5,127
   Other                                         29,280         21,655          2,115        (41,220)(2)      11,830
                                           --------------  ------------  -------------    -----------   ------------
   Total expenses before reimbursement        4,473,762        915,440        164,434       (359,147)      5,194,489
   Reimbursement of expenses                     (7,088)             -        (13,771)                       (20,859)
                                           --------------  ------------  -------------    -----------   ------------
   Total expenses                             4,466,674        915,440        150,663       (359,147)      5,173,630
                                           --------------  ------------  -------------    -----------   ------------
   Investment income - net                   23,152,659      3,108,777        190,913        359,147      26,811,496
                                           --------------  ------------  -------------    -----------   ------------

Realized and Unrealized Gain (Loss) on
   Investments & Foreign Currency
   Transactions - Net
   Realized loss on investments - net:      (20,285,317)    (2,385,982)        (7,783)                   (22,679,082)
   Change in unrealized
       appreciation/depreciation on
       investments - net:                    24,293,874      3,361,613        (22,224)                    27,633,263
                                           --------------  ------------  -------------    -----------   ------------

Net Increase in Net Assets Resulting from
   Operations                                $27,161,216    $4,084,408     $  160,906     $  359,147     $31,765,677
                                           ==============  ============  =============    ===========   ============

---------------
See Notes to Financial Statements

(1) The Combined Fund will pay the management fee and 12b-1 fees that California Municipal Fund pays, which is higher than the management fee and 12b-1 fees that Limited Maturity Fund pays currently.
(2) Reflects the anticipated savings as a result of the Reorganization through fewer audits and consolidation of printing, accounting and other services.
(3) This Pro Forma Combined Statement of Operations excludes non-recurring aggregate estimated Reorganization expenses of $205,500, of which $56,300 is attributable to California Municipal Bond Fund, $92,100 is attributable to California Insured Municipal Bond Fund and $57,100 is attributable to California Limited Maturity Fund.


Merrill Lynch California Municipal Bond Fund
NOTES TO FINANCIAL STATEMENTS

                       Significant Accounting Policies:

Merrill Lynch California Municipal Bond Fund (the "Fund") is part of Merrill Lynch California Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

Valuation of investments - Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

Derivative financial instruments - The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

         Financial futures contracts - The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Income taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

Security transactions and investment income - Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

Prepaid registration fees - Prepaid registration fees are charged to expense as the related shares are issued.

Dividends and distributions - Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

        Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund is required to pay a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion. For the year ended August 31, 2000, FAM earned fees of $2,521,529, of which $7,088 was voluntarily waived for the California Municipal Fund.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

-------------------------------------------------------------------
                     Account Maintenance         Distribution
-------------------------------------------------------------------
                             Fee                     Fee
-------------------------------------------------------------------
Class B                      .25%                    .25%
-------------------------------------------------------------------
Class C                      .25%                    .35%
-------------------------------------------------------------------
Class D                      .10%                    ----
-------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended August 31, 2000, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

-------------------------------------------------------------------
California Municipal Bond
-------------------------------------------------------------------
                                 FAMD               MLPF&S
-------------------------------------------------------------------
Class A                          $180               $1,843
-------------------------------------------------------------------
Class D                        $3,315              $23,975
-------------------------------------------------------------------
California Insured
Municipal Bond                   FAMD               MLPF&S
-------------------------------------------------------------------
Class A                            $1                  $14
-------------------------------------------------------------------
Class D                          $654               $5,742
-------------------------------------------------------------------
California Limited Maturity
Bond                             FAMD               MLPF&S
-------------------------------------------------------------------
Class D                           $20                 $380
-------------------------------------------------------------------

For the year ended August 31, 2000, MLPF&S received contingent deferred sales charges relating to transactions in Class B and Class C Shares as follows:

-------------------------------------------------------------------
                                        Class B       Class C
-------------------------------------------------------------------
California Municipal Bond              $243,711        $3,268
-------------------------------------------------------------------
California Insured Municipal Bond       $87,563        $1,185
-------------------------------------------------------------------
California Limited Maturity Bond           $132             0
-------------------------------------------------------------------


Furthermore MLPF&S received contingent deferred sales charges of $976 and $3,460 relating to transactions subject to front-end sales charge waivers in Class D Shares for California Limited Maturity Bond and California Municipal Bond, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.


                                    PART C

                               OTHER INFORMATION
Item 15.   Indemnification

         Section 5.3 of the Registrant's Declaration of Trust provides as follows:

         "The Trust shall indemnify each of its Trustees, officers, employees and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no person may satisfy any right in indemnity or reimbursement granted herein or in Section
5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this
Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification."

         Insofar as the conditional advancing of indemnification moneys for actions based upon the Investment Company Act of 1940, as amended, may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the receipt to repay that amount of the advance which exceeds the amount which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii)(a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts that the recipient of the advance ultimately will be found entitled to indemnification.

         In Section 9 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933 (the "Securities Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 16. Exhibits 10(d)-Merrill Lynch SelectSM Pricing System Plan pursuant to Rule 18F-3 under the Investment Company Act. (g)

Exhibit
Number
-------
  1(a)   --     Declaration of Trust of the Registrant, dated March 20, 1985.(a)
   (b)   --     Amendment to Declaration of Trust, dated July 25, 1985.(a)
   (c)   --     Amendment to Declaration of Trust, dated December 21, 1987.(a)
   (d)   --     Amendment to Declaration of Trust, dated October 3, 1988.(a)
   (e)   --     Instrument establishing Merrill Lynch California Municipal Bond
                Fund (the "Fund") as a series of the Registrant.(a)
   (f)   --     Instrument establishing Class A and Class B shares of beneficial interest of the Fund.(a)
   (g)   --     Amendment to Instrument establishing the Fund as a series of
                Registrant.(a)
   (h)   --     Amendment to Declaration of Trust, dated October 17, 1994 and instrument establishing Class C and Class D shares of
                beneficial interest.(a)
  2      --     By-Laws of the Registrant.(a)
  3      --     Not applicable.
  4      --     Form of Agreement and Plan of Reorganization between the
                Registrant and Merrill Lynch Multi-State Limited Maturity
                Municipal Series Trust.(b)
  5      --     Portions of the Declaration of Trust, Certificate of
                Establishment and Designation and By-Laws of the Registrant
                defining the rights of holders of the Fund as a series of the
                Registrant.(c)
  6(a)   --     Form of Management Agreement between Registrant and Fund Asset
                Management, L.P. (the "Manager").(a)
   (b)   --     Supplement to Management Agreement between Registrant and Fund
                Asset Management, L.P.(d)

  7      --     Form of Unified Distribution Agreement between the Registrant and FAM Distributors, Inc. (the "Distributor").(e)
 (8)     --     None.
  9(a)   --     Custody Agreement between the Registrant and The Bank of New
                York.(a)
   (b)   --     Transfer Agency, Dividend Disbursing Agency and Shareholder
                Servicing Agency Agreement between the Registrant and Merrill
                Lynch Financial Data Services, Inc. (now Financial Data
                Services, Inc.) (a)
   (b)   --     Credit Agreement between the Registrant and a syndicate of banks.(f)
 10(a)   --     Amended and Restated Form of Class B Distribution Plan of the
                Registrant.(e)
   (b)   --     Amended and Restated Form of Class C Distribution Plan of the
                Registrant.(e)
   (c)   --     Amended and Restated Form of Class D Distribution Plan of the
                Registrant.(e)
   (d)   --     Merrill Lynch SelectSM Pricing System Plan purusant to Rule
                18F-3 under the Investment Company Act.(g)
 11(a)   --     Opinion of Brown & Wood, counsel for the Registrant.
   (b)   --     Opinion of Bingham Dana, Massachusetts counsel for the
                Registrant.
 12      --     Private Letter Ruling from IRS.*
 13      --     Not applicable.
 14(a)          Consent of Deloitte & Touche LLP ("D&T"), independent auditors to the Registrant.
   (b)          Consent of D&T, independent auditors to Merrill Lynch California
                Insured Municipal Bond Fund of Merrill Lynch California
                Municipal Series Trust.
   (c)   --     Consent of D&T, independent auditors to Merrill Lynch California
                Limited Maturity Municipal Bond Fund of Merrill Lynch Multi-
                State Limited Maturity Municipal Series Trust.
 15      --     Not applicable.
 16      --     Power of Attorney (included on the signature page of this
                Registration Statement).
 17(a)   --     Prospectus dated December 27, 2000, and Statement of Additional
                Information dated December 27, 2000, of the Registrant.
   (b)   --     Annual Report to Shareholders of the Registrant, as of August
                31, 2000.
   (c)   --     Annual Report to Shareholders of Merrill Lynch California
                Insured Municipal Bond Fund, as of August 31, 2000.
   (d)   --     Annual Report to Shareholders of Merrill Lynch California
                Limited Maturity Municipal Bond Fund, as of July 31, 2000.
   (e)   --    Semi-Annual Report to Shareholders of Merrill Lynch California
                Limited Maturity Municipal Bond Fund, as of January 31, 2001.
   (f)   --     Form of Proxy cards.
----------
(a) Filed on December 29, 1995 as an Exhibit to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (File No. 33-40332) (the "Registration Statement").
(b) Included as Exhibit I to the Proxy Statement and Prospectus contained in this Registration Statement.
(c) Reference is made to Article II, Section 2.3 and Articles V, VI, VIII, IX, X and XI of the Registrant's Declaration of Trust, as amended, filed as Exhibits 1(a), 1(b), 1(c) and 1(g) with Post-Effective Amendment No. 11 to the Registration Statement; to the Certificates of Establishment and Designation establishing the Fund as a series of the Registrant and establishing Class A and Class B shares of beneficial interest of the fund, filed as Exhibits 1(d), 1(e) and 1(f), respectively, with Post-Effective Amendment No. 11 to the Registration Statement; and to Articles I, V and VI of the Registrant's By-Laws, filed as Exhibit 2 with Post-Effective Amendment No. 11 to the Registration Statement.
(d) Filed on October 21, 1994 as Exhibit to Post-Effective Amendment No. 13 to the Registration Statement.
(e) Incorporated by reference to Exhibits 5 and 13 to the Registration Statement on Form N-1A of Merrill
         Lynch Mid Cap Growth Fund, Inc. (File No. 333-42020), filed on July 21, 2000.
(f) Incorporated by reference to Exhibit 8(b) to the Registration Statement on Form N-1A of Master Premier Growth Trust (File No. 811-09733), filed on December 21, 1999.
(g) Incorporated by reference to Exhibit 15 to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of Merrill Lynch Limited Maturity Municipal Series Trust (File No. 33-50417), filed on November 22, 2000.
---------------
*To be filed by Amendment.

Item 17.  Undertakings.

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

         (3) The Registrant undertakes to file, by post-effective amendment, either a copy of the Internal Revenue Service private letter ruling applied for or an opinion of counsel as to certain tax matters, within a reasonable time after receipt of such ruling or opinion.

                                  SIGNATURES

         As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the Township of Plainsboro, and the State of New Jersey, on the day 26th day of March 2001.

                                MERRILL LYNCH CALIFORNIA MUNICIPAL SERIES TRUST


                                By:   /s/ DONALD C. BURKE
                                     __________________________________________
                                                Donald C. Burke
                                          Vice President and Treasurer


         Each person whose signature appears below hereby authorizes Terry K. Glenn, Donald C. Burke or Alice A. Pellegrino, or any of them, as attorney-in-fact, to sign on his or her behalf, individually and in each capacity stated below, any amendments to this Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

         As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                  Signature                                    Title                               Date
                  ---------                                    -----                               ----

    /s/ TERRY K. GLENN
______________________________________________        President and Trustee                       March 26, 2001
              (Terry K. Glenn)                    (Principal Executive Officer)

   /s/ DONALD C. BURKE
______________________________________________     Vice President and Treasurer                   March 26, 2001
              (Donald C. Burke)                        (Principal Financial
                                                      and Accounting Officer)

  /s/ JAMES H. BODURTHA
______________________________________________               Trustee                              March 26, 2001
             (James H. Bodurtha)

  /s/ HERBERT I. LONDON
______________________________________________               Trustee                              March 26, 2001
             (Herbert I. London)

 /s/ JOSEPH L. MAY
______________________________________________               Trustee                              March 26, 2001
               (Joseph L. May)

 /s/ ANDRE F. PEROLD
______________________________________________               Trustee                              March 26, 2001
              (Andre F. Perold)

/s/ ROBERTA COOPER RAMO
______________________________________________               Trustee                              March 26, 2001
            (Roberta Cooper Ramo)


                                 EXHIBIT INDEX

Exhibit
Number                           Description
--------                         -----------

11(a)    Opinion of Brown & Wood LLP, counsel to the Registrant.
  (b)    Opinion of Bingham Dana LLP, Massachusetts counsel for the Registrant.
14(a) Consent of Deloitte & Touche LLP ("D&T"), independent auditors to the Registrant.
  (b) Consent of D&T, independent auditors to Merrill Lynch California Insured Municipal Bond Fund of
         Merrill Lynch California Municipal Series Trust ("Insured Fund").
  (c)    Consent of D&T, independent auditors to Merrill Lynch
         California Limited Maturity Municipal Bond Fund of Merrill
         Lynch Multi-State Limited Maturity Municipal Series Trust
         ("Limited Maturity Fund").
17(a) Prospectus, dated December 27, 2000, and Statement of Additional Information, dated December 27,
         2000, of the Registrant.
  (b)    Annual Report to Shareholders of the Registrant, as of August 31, 2000.
  (c)    Annual Report to Shareholders of California Insured, as of August 31,
         2000.
  (d)    Annual Report to Shareholders of Limited Maturity Fund, as of July 31,
         2000.
  (e) Semi-Annual Report to Shareholders of Limited Maturity Fund, as of January 31, 2001.
  (f)    Form of Proxy Card.